File Nos. 811-1136
                                                                         2-19458
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                         Post-Effective Amendment No. 82                 [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                                Amendment No. 82                         [X]

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

           700 HARRISON STREET, TOPEKA, KANSAS 66636-0001 (Address of
                      Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                   Copies To:
       John D. Cleland, President                     Amy J. Lee, Secretary
       Security Equity Fund                           Security Equity Fund
       700 Harrison Street                            700 Harrison Street
       Topeka, KS 66636-0001                          Topeka, KS 66636-0001

(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on April 6, 1998, pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on April 6, 1998, pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on April 6, 1998, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     Title of Securities being Registered:
                    Shares of common stock, par value $.25.

                              SECURITY EQUITY FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET
 FORM N-1A
ITEM NUMBER                         CAPTION

   PART A       PROSPECTUS

     1.        Cover Page

     2.        Not Applicable

     2a.       Transaction and Operating Expense Table

     3.        Financial Highlights; Performance

     4.        Investment Objective and Policies of the Funds

     5.        Management of the Funds; Trading Practices and Brokerage

     6.        General Information; Dividends and Taxes; Foreign Taxes

     7.        How to Purchase Shares; Determination of Net Asset Value;
               Shareholder Services; Appendix A

     8.        How to Redeem Shares

     9.        Not Applicable.

               This Post-Effective Amendment No. 82 ("the Amendment") to the Registrant's Registration Statement on Form N-1A (File Nos. 2-19458 and 811-1136) is being filed solely for the purpose of updating the financial statements of Small Company Series of the Registrant in accordance with the undertaking filed as part of the Series' initial Registration Statement. As a result, the Amendment does not affect the Registrant's currently effective prospectuses for Asset Allocation Series and Social Awareness Series, which prospectuses are hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

PART B                   STATEMENT OF ADDITIONAL INFORMATION

     10.       Cover Page

     11.       Table of Contents

     12.       Not Applicable

     13. Investment Objective and Policies of the Funds; Investment Policy Limitations

     14.       Officers and Directors

     15.       Remuneration of Directors and Others

     16. Investment Management; Distributor; Custodian; Transfer Agent and Dividend-Paying Agent

     17.       Allocation of Portfolio Brokerage

     18.       Organization

PART B (Continued)         STATEMENT OF ADDITIONAL INFORMATION

     19. How to Purchase Shares; How Net Asset Value is Determined; How to Redeem Shares; How to Exchange Shares; Systematic Withdrawal Program; Accumulation Plan; Retirement Plans; Individual Retirement Accounts (IRAs); SIMPLE IRAs; Roth IRAs; Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix B

     20.       Dividends and Taxes

     21.       Distributor

     22.       Performance Information

     23.       Financial Statements; Independent Auditors

SECURITY FUNDS
PROSPECTUS
--------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND                    PROSPECTUS
  EQUITY SERIES                        APRIL 1, 1998
  GLOBAL SERIES
  VALUE SERIES
  SMALL COMPANY SERIES
SECURITY ULTRA FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

-------------------------------------------------------------------------------
  The investment objective of Security Growth and Income Fund ("Growth and Income Fund") is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks but may also include other securities when deemed advisable. Such other securities may include securities convertible into common stocks, preferred stocks and U.S. and foreign debt securities, which may include higher yielding, higher risk securities ("junk bonds") ordinarily characteristic of securities in the lower rating categories of the recognized rating services. BECAUSE GROWTH AND INCOME FUND INVESTS IN SUCH JUNK BONDS, IT MAY NOT BE SUITABLE FOR ALL INVESTORS. IN ADDITION TO OTHER RISKS, JUNK BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.

  The investment objective of Security Equity Fund ("Equity Fund") is long-term capital growth. Equity Fund seeks this objective primarily through investment in equity securities, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential.

  The investment objective of Security Global Fund ("Global Fund") is long-term growth of capital. Global Fund seeks this objective primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Investments in foreign securities may involve risks not present in domestic investments.

  The investment objective of Security Value Fund ("Value Fund") is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, and warrants which the Investment Manager believes are undervalued.

  The investment objective of Security Small Company Fund ("Small Company Fund") is long-term growth of capital. Small Company Fund seeks this objective primarily through investment in domestic and foreign equity securities of small market capitalization companies (defined as companies with market capitalizations of less than $1 billion at the time of purchase).

  The investment objective of Security Ultra Fund ("Ultra Fund") is capital appreciation. Ultra Fund seeks this objective primarily through investment in equity securities. Ultra Fund will ordinarily invest in a diversified portfolio of common stocks and securities convertible into common stocks, and the portfolio may include the securities of smaller and less mature companies. ULTRA FUND MAY ENGAGE IN SHORT-TERM TRADING WHICH MAY BE CONSIDERED SPECULATIVE, AND INCREASES RISKS TO ULTRA FUND.

  This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a "Statement of Additional Information" about the Funds, dated April 1, 1998, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS




                                                                            Page
Transaction and Operating Expense Table.....................................  1
Financial Highlights........................................................  2
Investment Objective and Policies of the Funds..............................  9
     Growth and Income Fund.................................................  9
     Equity Fund............................................................ 11
     Global Fund............................................................ 11
     Value Fund............................................................. 13
     Small Company Fund..................................................... 13
     Ultra Fund............................................................. 15
Investment Methods and Risk Factors......................................... 15
Management of the Funds..................................................... 22
     Portfolio Management................................................... 23
     Year 2000 Compliance................................................... 23
How to Purchase Shares...................................................... 24
     Alternative Purchase Options........................................... 24
     Class A Shares......................................................... 25
     Security Equity Fund's Class A Distribution Plan....................... 25
     Class B Shares......................................................... 26
     Class B Distribution Plan.............................................. 26
     Calculation and Waiver of Contingent Deferred Sales Charges............ 27
     Arrangements with Broker-Dealers and Others............................ 27
     Purchases at Net Asset Value........................................... 28
How to Redeem Shares........................................................ 28
     Telephone Redemptions ................................................. 29
Dividends and Taxes......................................................... 29
     Foreign Taxes.......................................................... 30
Determination of Net Asset Value............................................ 30
Trading Practices and Brokerage............................................. 31
Performance................................................................. 31
Shareholder Services........................................................ 32
     Accumulation Plan...................................................... 32
     Systematic Withdrawal Program.......................................... 32
     Exchange Privilege..................................................... 32
     Retirement Plans....................................................... 33
General Information......................................................... 33
     Organization........................................................... 33
     Stockholder Inquiries.................................................. 33
Appendix A - Class A Shares Reduced Sales Charges........................... 34
     Rights of Accumulation................................................. 34
     Statement of Intention................................................. 34
     Reinstatement Privilege................................................ 34

SECURITY FUNDS
PROSPECTUS
                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                  CLASS A     CLASS B
SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)      SHARES      SHARES(1)
--------------------------------------------     --------   -------------
Maximum Sales Load Imposed on Purchases (as a      5.75%         None
  percentage of offering price)

Maximum Sales Load Imposed on Reinvested           None          None
  Dividends

Deferred Sales Load (as a percentage of            None(2)   5% during the
  original purchase price or redemption                      first year,
  proceeds, whichever is lower)                              decreasing to
                                                             0% in the sixth
                                                             and following
                                                             years

                                                           GROWTH AND
                                                           INCOME FUND           EQUITY FUND          GLOBAL FUND
                                                       -------------------   -------------------   -------------------
                                                       CLASS A     CLASS B    CLASS A    CLASS B    CLASS A   CLASS B
                                                       --------   --------   --------   --------   --------   --------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
Management Fees (after fee waivers)(3)                     1.24%      1.24%      1.03%      1.03%      2.00%      2.00%
12b-1 Fees(4)                                              None       1.00%      None       1.00%      None       1.00%
Other Expenses (after expense
  reimbursements)(5),(6)                                   0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                                       --------   --------   --------   --------   --------    -------
Total Fund Operating Expenses
  (after waivers and
   reimbursements)(6)                                      1.24%      2.24%      1.03%      2.03%      2.00%      3.00%
                                                       ========   ========   ========   ========   ========   ========
EXAMPLE
  You would pay the following                 1 Year   $     69   $     73   $     67   $     71   $     77   $     80
  expenses on a $1,000 investment             3 Years        95        100         88         94        117        123
  assuming (1) 5 percent annual               5 Years       122        140        111        129        159        178
  return and (2) redemption at the           10 Years       198        257        176        236        277        332
  end of each time period
EXAMPLE
  You would pay the following                 1 Year   $     69   $     23   $     67   $     21   $     77   $     30
  expenses on a $1,000 investment,            3 Years        95         70         88         64        117         93
  assuming (1) 5 percent annual               5 Years       122        120        111        109        159        158
  return and (2) no redemption               10 Years       198        257        176        236        277        332
                                                                                   SMALL
                                                           VALUE FUND           COMPANY FUND             ULTRA FUND
                                                       -------------------   -------------------   -------------------
                                                       CLASS A    CLASS B    CLASS A    CLASS B     CLASS A    CLASS B
                                                       --------   --------   --------   --------   --------   --------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
Management Fees (after fee waivers)(3)                     1.00%      1.00%      0.00%      0.00%      1.71%      1.71%
12b-1 Fees(4)                                              None       1.00%      0.25%      1.00%      None       1.00%
Other Expenses (after expense
  reimursements)(5),(6)                                    1.00%      1.00%      0.85%      1.16%      0.00%      0.00%
                                                       --------   --------   --------   --------   --------   --------
Total Fund Operating Expenses
  (after waivers and
   reimbursements)(6)                                      2.00%      3.00%      1.10%      2.16%      1.71%      2.71%
                                                       ========   ========   ========   ========   ========   ========
EXAMPLE
  You would pay the following                 1 Year   $     77   $     80   $     68   $     72   $     74   $     77
  expenses on a $1,000 investment             3 Years       117        123         90         98        108        114
  assuming (1) 5 percent annual               5 Years        --         --         --         --        145        163
  return and (2) redemption at the           10 Years        --         --         --         --        247        304
  end of each time period
EXAMPLE
  You would pay the following                 1 Year   $     77   $     30   $     68   $     22   $     74   $     27
  expenses on a $1,000 investment,            3 Years       117         93         90         68        108         84
  assuming (1) 5 percent annual               5 Years        --         --         --         --        145        143
  return and (2) no redemption               10 Years        --                    --         --        247        304

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares," page 25.

3 The Investment Manager has agreed to waive the investment advisory fee of the Small Company Fund for the fiscal year ending September 30, 1998; absent such fee waiver, "Management Fees" would have been 1.00%.

4 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

5 The amount of "Other Expenses" of Value Fund and Small Company Fund is based on estimated amounts for the period ending September 30, 1998.

6 The Investment Manager has agreed to waive the investment advisory fee of 1% of Small Company Fund for the fiscal year ending September 30, 1998; absent such fee waiver, the estimated "Total Fund Operating Expenses" would have been 2.49% for Class A shares and 3.24% for Class B shares of Small Company Fund. The Investment Manager has voluntarily agreed to limit the total expenses of Class A and B shares of Value Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and 12b-1 fees) to 2% of the average net assets of the Fund. In the absence of such limitation, the amount of estimated "Other Expenses" would have been 1.10% for Class A shares and Class B shares, and estimated "Total Fund Operating Expenses" would have been 2.10% for Class A shares and 3.10% for Class B shares.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Growth and Income, Equity, Global, Value, Small Company and Ultra Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 22. See "How to Purchase Shares," page 24, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

SECURITY FUNDS
FINANCIAL HIGHLIGHTS

   The following financial highlights, for each of the years in the period ended September 30, 1997, except for the period from October 15, 1997 to February 28, 1998 for Small Company Fund, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended September 30, 1997, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the September 30, 1997 Annual Report to Stockholders which is incorporated by reference in this prospectus. The Funds' Annual Report to Stockholders also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years in the period ended September 30, 1992, is not covered by the report of Ernst & Young LLP.

SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                     FISCAL YEAR ENDED SEPTEMBER 30
                                     ----------------------------------------------------------------------------------------------
                                     1997(g)  1996(g)  1995(g)  1994(g)     1993      1992      1991     1990     1989(b)    1988
                                     -------  -------  -------  -------    -------   -------   -------  -------   -------   -------
PER SHARE DATA
Net asset value beginning of
  period ..........................  $  9.05  $  7.93  $  6.96  $  7.84    $  7.13   $  7.31   $  7.43  $  9.06   $  8.43   $  8.33
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income .............    0.144     0.18     0.16     0.13       0.21      0.35      0.45     0.52      0.44      0.54
Net gain (loss) on securities
  (realized & unrealized) .........    2.813    1.373    1.183   (0.713)     0.876    (0.016)    0.992   (0.978)    1.114      0.55
                                     -------  -------  -------  -------    -------   -------   -------  -------   -------   -------
Total from investment operations ..    2.957    1.553    1.343   (0.583)     1.086     0.334     1.442   (0.458)    1.554      1.09
LESS DISTRIBUTIONS
Dividends (from net investment
  income) .........................   (0.155)  (0.158)  (0.158)  (0.128)    (0.218)   (0.343)   (0.474)  (0.509)   (0.537)    (0.54)
Distributions (from capital gains).   (0.708)  (0.275)  (0.215)  (0.169)    (0.158)   (0.171)   (1.088)  (0.663)   (0.387)    (0.45)
                                     -------  -------  -------  -------    -------   -------   -------  -------   -------   -------
Total distributions ...............   (0.863)  (0.433)  (0.373)  (0.297)    (0.376)   (0.514)   (1.562)  (1.172)   (0.924)    (0.99)
                                     -------  -------  -------  -------    -------   -------   -------  -------   -------   -------
Net asset value end of period .....  $ 11.14  $  9.05  $  7.93  $  6.96    $  7.84   $  7.13   $  7.31  $  7.43   $  9.06   $  8.43
                                     =======  =======  =======  =======    =======   =======   =======  =======   =======   =======
Total return (a) ..................    35.31%   20.31%   20.25%    (7.6)%     15.6%      4.7%     22.3%    (5.8)%    19.9%     13.8%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands) .....................  $91,252  $73,273  $67,430  $65,328    $81,982   $75,436   $77,418  $70,588   $84,964   $81,357
Ratio of expenses to average net
  assets ..........................     1.24%    1.29%    1.31%    1.28%      1.26%     1.27%     1.28%    1.28%     1.10%     0.78%
Ratio of net income  to average
  net assets ......................     1.53%    2.09%    2.21%    1.70%      2.80%     4.79%     6.14%    6.24%     5.93%     6.22%
Portfolio turnover rate ...........      124%      69%     130%     163%       135%       74%      103%      66%       49%       47%
Average commission paid per
  equity share traded (h) .........  $0.0600  $0.0625      N/A      N/A        N/A       N/A       N/A      N/A       N/A       N/A

SECURITY GROWTH AND INCOME FUND (CLASS B)

                                                    FISCAL YEAR ENDED SEPTEMBER 30
                                         ------------------------------------------------------
                                          1997(g)        1996(g)        1995(g)        1994(e)
                                         ---------      ---------      ---------      ---------
PER SHARE DATA
Net asset value beginning of period ...  $    8.94      $    7.85      $    6.90      $    7.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................      0.048           0.09           0.08           0.05
Net gain (loss) on securities (realized
  & unrealized) .......................      2.776          1.353          1.179         (0.694)
                                         ---------      ---------      ---------      ---------
Total from investment operations ......      2.824          1.443          1.259         (0.644)
LESS DISTRIBUTIONS
Dividends (from net investment income)      (0.063)        (0.078)        (0.094)        (0.117)
Distributions (from capital gains) ....     (0.708)        (0.275)        (0.215)        (0.169)
                                         ---------      ---------      ---------      ---------
Total distributions ...................     (0.771)        (0.353)        (0.309)        (0.286)
                                         ---------      ---------      ---------      ---------
Net asset value end of period .........  $   10.99      $    8.94      $    7.85      $    6.90
                                         =========      =========      =========      =========
Total return (a) ......................      34.01%         19.01%         19.07%         (8.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..  $   6,737      $   2,247      $   1,130      $     668
Ratio of expenses to average net assets       2.24%          2.29%          2.31%          2.27%
Ratio of net income to average net
  assets ..............................       0.53%          1.09%          1.21%          1.03%
Portfolio turnover rate ...............        124%            69%           130%           178%
Average commission paid per equity
  share traded (h) ....................  $  0.0600      $  0.0625            N/A            N/A

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

SECURITY EQUITY FUND (CLASS A)

                                                                    FISCAL YEAR ENDED SEPTEMBER 30
                                            ------------------------------------------------------------------------------------
                                                1997(g)           1996(g)          1995(g)          1994(g)            1993
                                            -------------     -------------     -------------    -------------    -------------
PER SHARE DATA
Net asset value beginning of period .....   $        7.54     $        6.55     $        5.54    $        6.73    $        5.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................            0.04              0.05              0.04             0.05             0.12
Net gain (loss) on securities (realized &
  unrealized) ...........................           2.199             1.482             1.377            0.085            1.165
                                            -------------     -------------     -------------    -------------    -------------
Total from investment operations ........           2.239             1.532             1.417            0.135            1.285
LESS DISTRIBUTIONS
Dividends (from net investment income) ..          (0.041)           (0.060)              --            (0.120)          (0.053)
Distributions (from capital gains) ......          (0.648)           (0.482)           (0.407)          (1.205)          (0.362)
                                            -------------     -------------     -------------    -------------    -------------
Total distributions .....................          (0.689)           (0.542)           (0.407)          (1.325)          (0.415)
                                            -------------     -------------     -------------    -------------    -------------
Net asset value end of period ...........   $        9.09     $        7.54     $        6.55    $        5.54    $        6.73
                                            =============     =============     =============    =============    =============
Total return (a) ........................           32.08%            24.90%            27.77%            1.95%            22.7%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....   $     757,520     $     575,680     $     440,339    $     358,237    $     375,565
Ratio of expenses to average net assets .            1.03%             1.04%             1.05%            1.06%            1.06%
Ratio of net income to average net assets            0.46%             0.75%             0.87%            0.86%            1.95%
Portfolio turnover rate .................              66%               64%               95%              79%              95%
Average commission paid per equity share
  traded (h) ............................   $      0.0600     $      0.0609               N/A              N/A              N/A

                                                                      FISCAL YEAR ENDED SEPTEMBER 30
                                            -----------------------------------------------------------------------------------
                                                 1992            1991               1990               1989            1988
                                            -------------    -------------      -------------    -------------    -------------
PER SHARE DATA
Net asset value beginning of period .....   $        5.82    $        4.82      $        6.53    $        4.74    $        6.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................            0.09             0.12               0.15             0.15             0.14
Net gain (loss) on securities (realized &
  unrealized) ...........................           0.475            1.403             (1.115)           1.758            (1.05)
                                            -------------    -------------      -------------    -------------    -------------
Total from investment operations ........           0.565            1.523             (0.965)           1.908            (0.91)
LESS DISTRIBUTIONS
Dividends (from net investment income) ..          (0.132)          (0.148)            (0.166)          (0.118)           (0.11)
Distributions (from capital gains) ......          (0.393)          (0.375)            (0.579)            --              (1.19)
                                            -------------    -------------      -------------    -------------    -------------
Total distributions .....................          (0.525)          (0.523)            (0.745)          (0.118)           (1.30)
                                            -------------    -------------      -------------    -------------    -------------
Net asset value end of period ...........   $        5.86    $        5.82      $        4.82    $        6.53    $        4.74
                                            =============    =============      =============    =============    =============
Total return (a) ........................            10.2%            34.2%             (15.9)%           41.2%           (10.6)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....   $     313,582    $     295,030      $     226,186    $     283,662    $     231,807
Ratio of expenses to average net assets .            1.06%            1.08%              1.08%            0.99%            0.72%
Ratio of net income to average net assets            1.48%            2.34%              2.72%            2.62%            2.78%
Portfolio turnover rate .................              83%              61%                97%              86%             142%
Average commission paid per equity share
  traded (h) ............................             N/A              N/A                N/A              N/A              N/A

SECURITY EQUITY FUND (CLASS B)

                                         FISCAL YEAR ENDED SEPTEMBER 30
                                    -------------------------------------------
                                     1997(g)     1996(g)    1995(g)    1994(e)
                                    --------    --------    -------   --------
PER SHARE DATA
Net asset value beginning of
  period .........................  $   7.36    $   6.43    $  5.49   $   6.81
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss) .....     (0.04)      (0.02)     (0.01)      0.01
Net gain (loss) on securities
  (realized & unrealized) ........     2.148       1.449      1.357     (0.005)
                                    --------    --------    -------   --------
Total from investment operations .     2.108       1.429      1.347      0.005
LESS DISTRIBUTIONS
Dividends (from net investment
  income) ........................      --        (0.017)      --        (0.12)
Distributions (from capital gains)    (0.648)     (0.482)    (0.407)    (1.205)
                                    --------    --------    -------   --------
Total distributions ..............    (0.648)     (0.499)    (0.407)    (1.325)
                                    --------    --------    -------   --------
Net asset value end of period ....  $   8.82    $   7.36    $  6.43   $   5.49
                                    ========    ========    =======   ========
Total return (a) .................     30.85%      23.57%     26.69%     (0.15)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands) ....................  $ 89,336    $ 38,822    $19,288   $  7,452
Ratio of expenses to average net
  assets .........................      2.03%       2.04%      2.05%      2.07%
Ratio of net loss to average net
  assets .........................     (0.54)%     (0.13)%    (0.01)%    (0.01)%
Portfolio turnover rate ..........        66%         64%        95%        80%
Average commission paid per
  equity share traded (h) ........  $ 0.0600    $ 0.0609        N/A        N/A

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

SECURITY GLOBAL FUND (CLASS A)
                                             FISCAL YEAR ENDED SEPTEMBER 30
                                        --------------------------------------
                                        1997(g)    1996(g)   1995(g)   1994(f)
                                        -------    -------   -------   -------
PER SHARE DATA
Net asset value beginning of period ... $ 12.42    $ 10.94   $ 10.84   $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........    0.01       0.01     (0.02)    (0.03)
Net gain on securities (realized &
  unrealized) .........................   2.289      1.874      0.31      0.87
                                        -------    -------   -------   -------
Total from investment operations ......   2.299      1.884      0.29      0.84
LESS DISTRIBUTIONS
Dividends (from net investment income)   (0.376)    (0.248)     --        --
Distributions (from capital gains) ....  (0.783)    (0.156)    (0.19)     --
                                        -------    -------   -------   -------
Total distributions ...................  (1.159)    (0.404)    (0.19)     --
                                        -------    -------   -------   -------
Net asset value end of period ......... $ 13.56    $ 12.42   $ 10.94   $ 10.84
                                        =======    =======   =======   =======
Total return (a) ......................   20.22%     17.73%     2.80%     8.40%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .. $24,193    $19,644   $16,261   $20,128
Ratio of expenses to average net assets    2.00%      2.00%     2.00%     2.00%
Ratio of net income (loss) to average
  net assets ..........................   (0.07)%     0.07%    (0.17)%   (0.01)%
Portfolio turnover rate ...............     132%       142%      141%       73%
Average commission paid per equity
  share traded (h) .................... $0.0141    $0.0338       N/A       N/A

SECURITY GLOBAL FUND (CLASS B)

                                                                         FISCAL YEAR ENDED SEPTEMBER 30
                                                              -----------------------------------------------------
                                                               1997(g)        1996(g)        1995(g)      1994(e)(f)
                                                              --------        --------      --------       --------
PER SHARE DATA
Net asset value beginning of period ...................       $  12.18        $  10.74      $  10.75       $   9.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................          (0.11)          (0.10)        (0.12)         (0.12)
Net gain on securities (realized & unrealized) ........          2.237           1.841          0.30           0.91
                                                              --------        --------      --------       --------
Total from investment operations ......................          2.127           1.741          0.18           0.79
LESS DISTRIBUTIONS
Dividends (from net investment income) ................         (0.304)         (0.145)         --             --
Distributions (from capital gains) ....................         (0.783)         (0.156)        (0.19)          --
                                                              --------        --------      --------       --------
Total distributions ...................................         (1.087)         (0.301)        (0.19)          --
                                                              --------        --------      --------       --------
Net asset value end of period .........................       $  13.22        $  12.18      $  10.74       $  10.75
                                                              ========        ========      ========       ========
Total return (a) ......................................          19.01%          16.57%         1.79%          7.90%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..................       $ 13,061        $  7,285      $  5,433       $  3,960
Ratio of expenses to average net assets ...............           3.00%           3.00%         3.00%          3.00%
Ratio of net loss to average net assets ...............          (0.93)%         (0.93)%       (1.17)%        (0.01)%
Portfolio turnover rate ...............................            132%            142%          141%            73%
Average commission paid per equity
  share traded (h) ....................................       $ 0.0141        $ 0.0338           N/A            N/A

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

SECURITY VALUE FUND (CLASS A)
                                                                FISCAL PERIOD
                                                              ENDED SEPTEMBER 30
                                                              ------------------
                                                                 1997(g)(i)(j)
                                                               -----------------
PER SHARE DATA
Net asset value beginning of period .........................       $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................................           0.050
Net gains on securities (realized &
  unrealized) ...............................................           2.900
                                                                    ---------
Total from investment operations ............................           2.950
LESS DISTRIBUTIONS
Dividends (from net investment income) ......................            --
Distributions (from capital gains) ..........................            --
                                                                    ---------
Total distributions .........................................            --
                                                                    ---------
Net asset value end of period ...............................       $   12.95
                                                                    =========
Total return (a) ............................................           29.50%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ........................       $   4,631
Ratio of expenses to average net assets (k) .................            1.10%
Ratio of net income to average net assets ...................            1.43%
Portfolio turnover rate .....................................              35%
Average commission paid per
  investment security equity share traded (h) ...............       $  0.0600

SECURITY VALUE FUND (CLASS B)
                                                                 FISCAL PERIOD
                                                              ENDED SEPTEMBER 30
                                                              ------------------
                                                                 1997(g)(i)(j)
                                                                 -------------
PER SHARE DATA
Net asset value beginning of period ...........................     $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................           0.010
Net gain on securities (realized & unrealized) ................           2.900
                                                                    -----------
Total from investment operations ..............................           2.910
LESS DISTRIBUTIONS
Dividends (from net investment income) ........................            --
Distributions (from capital gains) ............................            --
                                                                    -----------
Total distributions ...........................................            --
                                                                    -----------
Net asset value end of period .................................     $     12.91
                                                                    ===========
Total return (a) ..............................................           29.10%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..........................     $     3,572
Ratio of expenses to average net assets (k) ...................            2.26%
Ratio of net income to average net assets .....................            0.27%
Portfolio turnover rate .......................................              35%
Average commission paid per investment security equity
  share traded (h) ............................................     $    0.0600

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

SECURITY SMALL COMPANY FUND (CLASS A)
                                                             FISCAL PERIOD ENDED
                                                                 FEBRUARY 28
                                                                -----------
                                                                1998(g)(k)(l)
PER SHARE DATA
Net asset value beginning of period ........................    $     10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment income ......................................          0.010
Net gain on securities (realized & unrealized) .............          0.190
                                                                -----------
Total from investment operations ...........................          0.200
LESS DISTRIBUTIONS
Dividends (from net investment income) .....................          (0.01)
Distributions (from capital gains) .........................           --
                                                                -----------
Total distributions ........................................          (0.01)
Net asset value end of period ..............................    $     10.19
                                                                ===========
Total return (a) ...........................................          1.90%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .......................    $     1,972
Ratio of expenses to average net assets ....................          1.10%
Ratio of net investment income to average net assets .......          0.37%
Portfolio turnover rate ....................................           360%
Average commission paid per equity share traded (h) ........    $    0.0667

SECURITY SMALL COMPANY FUND (CLASS B)
                                                             FISCAL PERIOD ENDED
                                                                 FEBRUARY 28
                                                                -----------
                                                                1998(g)(k)(l)
PER SHARE DATA
Net asset value beginning of period ........................    $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................          (0.02)
Net gain on securities (realized & unrealized) .............           0.19
                                                                -----------
Total from investment operations ...........................           0.17
LESS DISTRIBUTIONS
Dividends (from net investment income) .....................           --
Distributions (from capital gains) .........................           --
                                                                -----------
Total distributions ........................................           --
Net asset value end of period ..............................    $     10.17
                                                                ===========
Total return (a) ...........................................          1.70%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .......................    $     1,614
Ratio of expenses to average net assets ....................          2.16%
Ratio of net investment income to average net assets .......        (0.69)%
Portfolio turnover rate ....................................           360%
Average commission paid per equity share traded (h)  .......    $    0.0667

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (continued)

SECURITY ULTRA FUND (CLASS A)

                                                          FISCAL YEAR ENDED SEPTEMBER 30
                                           --------------------------------------------------------------
                                            1997(g)       1996(g)       1995(g)       1994(g)      1993
                                           --------      --------      --------      --------    --------
PER SHARE DATA
Net asset value beginning of period .....  $   8.25      $   8.20      $   6.82      $  8.13    $   6.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     (0.08)        (0.05)        (0.02)       (0.056)     (0.028)
Net gain (loss) on securities (realized &
  unrealized) ...........................     1.649         1.096         1.535        (0.188)      1.791
                                           --------      --------      --------      --------    --------
Total from investment operations ........     1.569         1.046         1.515        (0.244)      1.763
LESS DISTRIBUTIONS
Dividends (from net investment income) ..      --            --            --            --          --
Distributions (from capital gains) ......    (0.579)       (0.996)       (0.135)       (1.066)     (0.293)
                                           --------      --------      --------      --------    --------
Total distributions .....................    (0.579)       (0.996)       (0.135)       (1.066)     (0.293)
                                           --------      --------      --------      --------    --------
Net asset value end of period ...........  $   9.24      $   8.25      $   8.20      $   6.82    $   8.13
                                           ========      ========      ========      ========    ========
Total return (a) ........................    20.57%        15.36%        22.69%         (3.6)%      26.8%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $ 84,504      $ 74,230      $ 66,052      $ 60,695    $ 71,056
Ratio of expenses to average net assets .     1.71%         1.31%         1.32%         1.33%       1.30%
Ratio of net income (loss) to average net
  assets ................................   (1.01)%       (0.61)%       (0.31)%       (0.80)%     (0.50)%
Portfolio turnover rate .................       68%          161%          180%          111%        101%
Average commission paid per equity share
  traded (h) ............................  $ 0.0600      $ 0.0606           N/A           N/A         N/A

                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                           --------------------------------------------------------------
                                             1992        1991(c)(d)     1990(c)      1989(b)(c)   1988(c)
                                           --------      --------      --------      ----------   -------
PER SHARE DATA
Net asset value beginning of period .....  $   6.72      $   4.46      $   7.89       $   6.29   $   5.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     (0.09)        (0.03)        (0.14)         (0.12)     (0.02)
Net gain (loss) on securities (realized &
  unrealized) ...........................     0.202         2.525        (2.845)          1.72      1.135
                                           --------      --------      --------       --------   --------
Total from investment operations ........     0.112         2.495        (2.985)          1.60      1.115
LESS DISTRIBUTIONS
Dividends (from net investment income) ..      --            --            --             --       (0.125)
Distributions (from capital gains) ......    (0.172)       (0.235)       (0.445)          --        (0.06)
                                           --------      --------      --------       --------   --------
Total distributions .....................    (0.172)       (0.235)       (0.445)          --       (0.185)
                                           --------      --------      --------       --------   --------
Net asset value end of period ...........  $   6.66      $   6.72      $   4.46       $   7.89   $   6.29
                                           ========      ========      ========       ========   ========
Total return (a) ........................       1.5%         58.4%        (39.6)%         25.4%      21.4%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $ 57,128      $ 65,449      $ 31,486       $ 66,841   $ 68,700
Ratio of expenses to average net assets .      1.32%         1.61%         2.58%          3.53%      1.54%
Ratio of net income (loss) to average net
  assets ................................     (0.46)%       (0.51)%       (1.82)%        (1.66)%    (0.24)%
Portfolio turnover rate .................       142%          163%           96%            89%       120%
Average commission paid per equity share
  traded (h) ............................       N/A           N/A           N/A            N/A        N/A

SECURITY ULTRA FUND (CLASS B)

                                                     FISCAL YEAR ENDED SEPTEMBER 30
                                           -----------------------------------------------------------
                                            1997(g)          1996(g)          1995(g)         1994(e)
                                           ---------        ---------        ---------       ---------
PER SHARE DATA
Net asset value beginning of period .....  $    8.03        $    8.11        $    6.81       $    8.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.15)           (0.13)           (0.09)         (0.103)
Net gain (loss) on securities (realized &
  unrealized) ...........................      1.599            1.046            1.525          (0.321)
                                           ---------        ---------        ---------       ---------
Total from investment operations ........      1.449            0.916            1.435          (0.424)
LESS DISTRIBUTIONS
Dividends (from net investment income) ..       --               --               --              --
Distributions (from capital gains) ......     (0.579)          (0.996)          (0.135)         (1.066)
                                           ---------        ---------        ---------       ---------
Total distributions .....................     (0.579)          (0.996)          (0.135)         (1.066)
                                           ---------        ---------        ---------       ---------
Net asset value end of period ...........  $    8.90        $    8.03        $    8.11       $    6.81
                                           =========        =========        =========       =========
Total return (a) ........................      19.58%           13.81%           21.53%           (5.7)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $   5,964        $   2,698        $   5,428       $   1,254
Ratio of expenses to average net assets .       2.71%            2.31%            2.32%           2.36%
Ratio of net income (loss) to average net
  assets ................................      (2.01)%          (1.61)%          (1.32)%         (1.76)%
Portfolio turnover rate .................         68%             161%             180%            110%
Average commission paid per equity share
  traded (h) ............................  $  0.0600        $  0.0606              N/A             N/A

(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective in 1989, the fiscal year ends of Growth and Income and Ultra Funds were changed from November 30 and October 31, respectively, to September 30. The information presented in the table above for the fiscal year ended September 30, 1989, represents 10 months of performance for Growth and Income Fund and 11 months of performance for Ultra Fund. The data for 1988 are for the fiscal years ended November 30 for Growth and Income Fund and October 31 for Ultra Fund. Percentage amounts for the period have been annualized.

(c)                                                    SECURITY ULTRA FUND
                                       --------------------------------------------------------
                                          1988           1989           1990           1991
                                       -----------    -----------    -----------    -----------
Debt outstanding at end of period      $      --      $17,742,849    $ 8,207,425    $      --
Weighted average debt outstanding
  during the period .............        4,217,187     13,322,428      5,948,569        970,096
Weighted average month-end shares
  outstanding ...................       11,834,629      9,374,183      7,713,750      8,817,652
Average debt per share ..........              .36           1.42            .77            .11
Interest expense per share ......              .03            .17            .08            .01
Borrowings and related interest, if any, were immaterial in 1992, 1993, 1994, 1995, 1996 and 1997.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Security Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(e) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

(i) Figures for the period May 1, 1997 (date of inception) to September 30, 1997. Percentage amounts have been annualized, except for total return.

(j) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share.

(k) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                             CLASS A           CLASS B
                                             -------           -------
            Value Fund ...................    1.90%             2.80%
            Small Company Fund ...........    2.10%             3.16%

(l) Security Small Company Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

SECURITY FUNDS PROSPECTUS

INVESTMENT OBJECTIVE AND
POLICIES OF THE FUNDS

  Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund are diversified, open-end management investment companies, which were organized as Kansas corporations on February 2, 1944, November 27, 1961, and April 20, 1965, respectively. Equity Fund, Global Fund, Value Fund and Small Company Fund are series of Security Equity Fund. Each of Growth and Income Fund, Equity Fund, Global Fund, Value Fund, Small Company Fund and Ultra Fund (collectively, the "Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, each Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Each of the Funds is also subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer (for the Value Fund and Small Company Fund, this limitation applies only with respect to 75 percent of the value of its total assets) or purchase more than 10 percent of the outstanding voting securities of any one issuer or invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Statement of Additional Information of the Funds.

GROWTH AND INCOME FUND

  The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks, which may include American Depositary Receipts ("ADRs"), but may also include other securities when deemed advisable. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

  With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see the description of corporate bond ratings below), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

  As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15 percent of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5 percent of its net assets. See the discussion of the risks associated

NO DEALER, SALESPERSON, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, THE INVESTMENT MANAGER, OR THE DISTRIBUTOR.

SECURITY FUNDS PROSPECTUS

with investing in foreign securities and, in particular, Brady Bonds under "Investment Methods and Risk Factors."

  Growth and Income Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors."

  Growth and Income Fund may buy and sell futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net asset value. See the discussion of futures contracts and the risks associated with investing in such contracts under "Investment Methods and Risk Factors."

  The Fund may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

  The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

  SPECIAL RISKS OF HIGH YIELD INVESTING -- Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Many of the high yield securities traded in today's market were issued relatively recently and have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield securities will be higher than in the past, especially during periods of deteriorating economic conditions.

  Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

                      DESCRIPTION OF CORPORATE BOND RATINGS

        MOODY'S            STANDARD &
       INVESTORS            POOR'S
     SERVICE, INC.        CORPORATION              DEFINITION
     --------------------------------------------------------------------
           Aaa                  AAA              Highest quality
           Aa                   AA               High quality
            A                    A               Upper medium grade
           Baa                  BBB              Medium grade
           Ba                   BB               Lower medium grade/
                                                 speculative elements
            B                    B               Speculative
           Caa                  CCC              More speculative/possibly
                                                 in or high risk of default
           --                    D               In default
        Not rated            Not rated           Not rated

  A more complete description of the corporate bond ratings is found in the Appendix to the Funds' Statement of Additional Information.

SECURITY FUNDS PROSPECTUS

  During the year ended September 30, 1997, the dollar weighted average of Growth and Income Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                            PERCENT OF
           INVESTMENT                                       NET ASSETS
           ----------                                       ----------
           U.S. Government Securities .................              0%
           Cash and other Assets, Less Liabilities ....           2.31%
           Rated Fixed Income Securities
             A ........................................              0%
             Baa/BBB ..................................           0.80%
             Ba/BB ....................................           6.86%
             B ........................................           5.73%
             Caa/CCC ..................................              0%
             D ........................................           0.14%
           Unrated Securities Comparable in Quality to
             A ........................................              0%
             Baa/BBB ..................................              0%
             Ba/BB ....................................              0%
             B ........................................              0%
             Caa/CCC ..................................              0%
                                                            ----------
                                                                 15.84%

The foregoing table is intended solely to provide disclosure about Growth and Income Fund's asset composition during the year ended September 30, 1997. The asset composition after this may or may not be approximately the same as shown above.

EQUITY FUND

  Equity Fund's objective is to seek long-term capital growth, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential. Income potential will be considered in the selection of securities, to the extent doing so is consistent with the Fund's investment objective of long-term capital growth.

  Equity Fund will ordinarily have at least 90 percent of its total assets invested in a broadly diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Equity Fund also reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, Equity Fund will maintain at least 65 percent of its assets invested in equity securities; the remaining 35 percent of the Fund's assets may be invested in investment grade debt securities (or unrated securities of comparable quality), which may include commercial paper or other debt securities issued by U.S. corporations, and U.S. Government securities. Equity Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

GLOBAL FUND

  The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, Real Estate Investment Trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. The Fund may purchase securities that are restricted as to disposition under federal securities laws, provided that such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10 percent of its assets will be invested in illiquid securities. See the discussion of restricted securities under "Investment Methods and Risk Factors."

  Global Fund will at all times invest at least 65 percent or more of its assets in at least three countries, one of which may be the United States. The Fund is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. Global Fund may invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. When a defensive position is deemed advisable in the judgment of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), Global Fund may temporarily invest up to 100 percent of its assets in debt obligations consisting of repurchase agreements (with maturities of up to seven days), and money market instruments of foreign or domestic companies and the U.S. Government and foreign governments, governmental and international organizations. The Fund will limit its investments in debt securities to those obligations which are considered to be investment grade by Lexington. The Fund will be moved into a defensive position

SECURITY FUNDS PROSPECTUS

when, in the judgment of Lexington, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the shareholders. Global Fund may utilize bank demand accounts and repurchase agreements, pending investment in securities or to meet potential redemptions or expenses.


  Global Fund is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Sub-Adviser ordinarily considers such factors as prospects for relative economic growth between the U.S. and other countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social and national factors--all in relation to the prevailing prices of the securities in each country or region.

  Investments may be made in companies based in (or governments of or within) such areas and countries as Lexington may determine from time to time. Global Fund may invest in companies located in developing countries without limitation. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While Global Fund invests only in countries that Lexington considers as having relatively stable and friendly governments, it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Investment Methods and Risk Factors"--"Foreign Investment Risks" and "Currency Risk" for a discussion of the risks associated with investing in foreign securities.

  Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed whenever Lexington deems it appropriate to do so, without regard to the length of time a particular security has been held. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

   CERTAIN INVESTMENT METHODS. Global Fund may from time to time engage in the following investment practices:

  SETTLEMENT TRANSACTIONS -- Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

  To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

  Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

  PORTFOLIO HEDGING -- When, in the opinion of Lexington, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Global Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70 percent of its total assets.

  FORWARD COMMITMENTS -- Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Global Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so. See

SECURITY FUNDS PROSPECTUS

the discussion of forward commitments under "Investment Methods and Risk
Factors."

  COVERED CALL OPTIONS -- Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

VALUE FUND

  The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of its total assets in the securities of companies which the Investment Manager believes are undervalued.

  The Value Fund may also invest in (i) preferred stocks; (ii) warrants; and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow as set forth in the Statement of Additional Information. However, as an operating policy, the Fund will not purchase portfolio securities when borrowings exceed 5 percent of total Fund assets.

SMALL COMPANY FUND

  The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65 percent of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Fund also may invest in equity securities of issuers which are directly or indirectly engaged in the exploration, development or distribution of hard assets. See "Investment Methods and Risk Factors"--"Hard Asset Securities."

  Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35 percent of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5 percent of its assets in non-investment grade debt obligations. (See the discussion of the risks associated with investing in non-investment grade debt securities under "Special Risks of High Yield Investing," page 14.) In addition, for temporary or emergency purposes, the Fund can invest up to 100 percent of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors."

  The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of

SECURITY FUNDS PROSPECTUS

foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging market risks, currency risk and ADRs under "Investment Methods and Risk Factors."

  The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

  At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5 percent of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors"--"Derivative Instruments," "Futures Contracts and Related Options" and "Futures and Options Risk" below.

  The Fund may engage in short selling against the box, provided that no more than 15 percent of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

  The Fund may invest in restricted securities, including Rule 144A securities (subject to the Fund's limit of 15 percent of net assets invested in illiquid securities), and may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. See the discussion of restricted securities and lending of portfolio securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

  While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

  Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

  Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

  Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

SECURITY FUNDS PROSPECTUS

ULTRA FUND

  Ultra Fund's objective is to seek capital appreciation and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer the greatest potential for appreciation. Current income will not be a factor in the selection of investments and any such income should be considered incidental.

  Ultra Fund will ordinarily invest in a diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Ultra Fund also reserves the right to invest its assets in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Ultra Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

  Stocks considered to have appreciation potential will often include securities of smaller and less mature companies which often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risks than investments in more established companies with demonstrated earning power. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in limited volume. As a result, the securities of smaller companies may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. In seeking capital appreciation, Ultra Fund may, during certain periods, trade to a substantial degree in securities for the short term. That is, Ultra Fund may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

  Ultra Fund may buy and sell futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net asset value. See the discussion of futures contracts and the risks associated with investing in such contracts under "Investment Methods and Risk Factors."

  Ultra Fund may make short sales if, at the time of such sale, it owns or has the right to acquire an equal amount of such securities without payment of any further consideration. Short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes. Ultra Fund may invest up to 5 percent of its assets in companies having a record of less than three years continuous operation or in warrants.

INVESTMENT METHODS AND RISK FACTORS

  Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

  BORROWING -- Each Fund may borrow money from banks as a temporary measure for emergency purposes. Growth and Income and Ultra Funds may borrow up to 5 percent of total assets, Equity and Global Funds up to 10 percent of total assets and Value and Small Company Funds up to 33 1/3 percent of total assets. None of Growth and Income, Ultra, Equity or Global Funds may borrow for investment purposes. Value and Small Company Funds may borrow for investment purposes and may borrow from sources other than banks. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation in the securities purchased. A Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

  SHARES OF OTHER INVESTMENT COMPANIES. Small Company Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

SECURITY FUNDS PROSPECTUS

  AMERICAN DEPOSITARY RECEIPTS (ADRs) -- Each Fund may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks" below.

  FOREIGN INVESTMENT RISKS -- Each Fund may invest in foreign securities either directly or through ADRs. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.

  Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or OTC, from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities.

  A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the investments of the Funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

  EMERGING MARKETS RISKS -- In addition to the risks associated with investment in foreign securities, investment in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

  CURRENCY RISK -- The Global and Small Company Funds invest in securities denominated in currencies other than the U.S. dollar and, as a result, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

  BRADY BONDS -- The Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank

SECURITY FUNDS PROSPECTUS

loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.


  Growth and Income Fund may invest in collateralized Brady Bonds, denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

  WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Each of the Funds may purchase securities on a when-issued or forward commitment basis. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

  ZERO COUPON SECURITIES -- The Growth and Income and Small Company Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

  REAL ESTATE SECURITIES -- The Global and Small Company Funds may invest in equity securities of real estate investment trusts ("REITs"), and the Small Company Fund may invest in other real estate industry companies or companies with substantial real estate investments and therefore, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as

SECURITY FUNDS PROSPECTUS

equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

  REPURCHASE AGREEMENTS -- Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment polices and restrictions, it is the intention of each Fund, except the Small Company Fund, to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Funds intend to limit repurchase agreements to institutions believed by the Investment Manager (or Sub-Adviser) to present minimal credit risk.

  REVERSE REPURCHASE AGREEMENTS -- The Small Company Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. Investment in reverse repurchase agreements may result in a decrease in the Fund's net asset value per share if interest rates rise during the term of the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

  LENDING PORTFOLIO SECURITIES -- From time to time, the Small Company Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  RESTRICTED SECURITIES -- The Small Company Fund may purchase securities that are restricted as to disposition under the federal securities laws, including restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Growth and Income, Global and Value Funds may purchase Rule 144A Securities.

  Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are

SECURITY FUNDS PROSPECTUS

generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Board of Directors of the Funds, some restricted securities and Rule 144A Securities may be considered liquid.

  In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager (or Sub-Adviser) will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager (or Sub-Adviser) may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

  CONVERTIBLE SECURITIES -- Each Fund may invest in convertible securities. A convertible security is a fixed income security or preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

  WARRANTS -- Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

  DEBT SECURITIES -- Each Fund may invest in debt securities. The market value of all debt securities is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

  Investment-grade debt obligations include (1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group ("Standard & Poor's")); (2) U.S. government securities (as described below); (3) commercial paper rated in one of the three highest ratings categories of any NRSRO; (4) short-term bank obligations that are rated in one of the three highest categories by any NRSRO, with respect to obligations maturing in one year or less; (5) repurchase agreements involving investment-grade debt obligations; or (6) unrated debt obligations which are determined by the Adviser or a Sub-Adviser to be of comparable quality.

SECURITY FUNDS PROSPECTUS

  All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Sub-Adviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities. Securities rated in the fourth highest category by an NRSRO, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.

  U.S. GOVERNMENT SECURITIES -- Each Fund may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

  DERIVATIVE INSTRUMENTS -- Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission ("SEC"), the Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

  The successful use of derivative transactions by the Fund is dependent upon the Investment Manager's (or Sub-Adviser's) ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Investment Manager (or Sub-Adviser) incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

  FUTURES CONTRACTS AND RELATED Options -- Growth and Income and Ultra Funds may buy and sell futures contracts and Small Company Fund may buy and sell futures contracts (and options on such contracts) to hedge all or a portion of its portfolio or as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. Small Company Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

  Financial futures contracts may include stock index futures contracts. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

  REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, each Fund that may invest in such instruments has filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation

SECURITY FUNDS PROSPECTUS

as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of the Fund's net assets; and (ii) with respect to each futures contract purchased or long position in an option contract, each Fund will set aside in a segregated account cash or liquid securities in an amount equal to the market value of such contract less the initial margin deposit.

  The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

   Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

  FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Fund is unable to close out its position due to distortions in the market or lack of liquidity. A Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

   The use of futures and options involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect a Fund against potential adverse movements in the securities markets using these instruments, and such markets do not move in a direction adverse to such Fund, such Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (a) the risk that securities prices will not move in the direction anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Fund.

  The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager (or Sub-Adviser) to correctly forecast general stock market price movements.

  HARD ASSET SECURITIES -- The Small Company Fund may invest in equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources,

SECURITY FUNDS PROSPECTUS

such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline.

MANAGEMENT OF THE FUNDS

   The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison St., Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a life insurance company with over $7.4 billion in assets under management. The Investment Manager also acts as investment adviser to Security Asset Allocation Fund, Security Social Awareness Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On September 30, 1997, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $4.5 billion.

   The Investment Manager has engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Fund. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

   The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide certain investment advisory services to the Small Company Fund. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and currently manages over $27 billion in assets.

   Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Funds' portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to Global Fund and Small Company Fund, the Investment Manager supervises the management of these Funds' portfolios by the Sub-Advisers, Lexington and Strong. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for each of the Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.

   The Investment Manager also acts as the administrative agent and transfer agent and dividend disbursing agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Funds.

   For the services provided to the Funds, the Investment Manager receives, with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, a fee of 2 percent of the first $10 million of the average net assets, 1.50 percent of the next $20 million of the average net assets and 1 percent of the remaining average net assets of these Funds, calculated daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2 percent of the first $70 million of the average net assets and 1.50 percent of the remaining average net assets of this Fund, calculated daily and payable monthly. The Investment Manager pays Lexington an amount equal to .50 percent of the average net assets of Global Fund, calculated on a daily basis and payable monthly. For the investment advisory services provided to the Value Fund and Small Company Fund, the Investment Manager receives, on an annual basis, a fee of 1 percent of the average daily net assets of each Fund, calculated daily and payable monthly. The Investment Manager pays Strong with respect to the Small Company Fund, an annual fee based on the combined average net asset of the Fund and another fund to which Strong provides advisory services. The fee is equal to
 .50 percent of the combined average net assets under $150 million, .45 percent of the combined average net assets at or above $150 million but less than $500 million, and .40 percent of the combined average net assets at or above $500 million. As compensation for providing administrative, bookkeeping, accounting and pricing services to the Value Fund and Small Company Fund, the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of each Fund, calculated daily and payable monthly.

   For the fiscal year ended September 30, 1997, the total expenses, as a percentage of average net assets, were 1.24 percent for Class A and 2.24 percent for Class B shares of Growth and Income Fund; 1.03 percent for Class A and 2.03 percent for Class B shares of Equity Fund; 2.0 percent for

Class A and 3.0 percent for Class B shares of Global Fund; and 1.71 percent for Class A and 2.71 percent for Class B shares of Ultra Fund. For the period May 1, 1997 (date of inception) to September 30, 1997, the total expenses for Class A and Class B shares of Value Fund were 1.10 percent and 2.26 percent, respectively. For the period October 15, 1997 (date of inception) to February 28, 1998, the total expenses for Class A and Class B shares of Small Company Fund were 1.10 percent and 2.16 percent, respectively.

PORTFOLIO MANAGEMENT

   The Growth and Income, Equity, Value and Ultra Funds are managed by the Investment Manager's Equity Team with an individual portfolio manager being responsible for the day-to-day management of each particular Fund. Michael Petersen has had day-to-day responsibility for managing the GROWTH AND INCOME FUND since January of 1998. Terry Milberger has had day-to-day responsibility for managing the EQUITY FUND since 1981. Jim Schier has had day-to-day responsibility for managing the VALUE FUND since its inception in 1997 and for managing the ULTRA FUND since January of 1998. Global Fund is managed by an investment management team of Lexington. Richard T. Saler and Alan Wapnick, the lead portfolio managers, have had day-to-day responsibility for managing GLOBAL FUND since 1994. SMALL COMPANY FUND is managed by Ronald C. Ognar of Strong. He has had day-to-day responsibility for managing Small Company Fund since its inception in 1997.

   MR. MILBERGER, Senior Portfolio Manager, has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

   MR. OGNAR, portfolio manager of Strong, is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. Prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

      MR. PETERSEN, Senior Portfolio Manager of the Investment Manager, has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

   MR. SALER is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's graduate School of Business Administration.

   MR. SCHIER, Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

   MR. WAPNICK is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

YEAR 2000 COMPLIANCE

   Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Funds by the Investment Manager, as well as transfer agency, accounting,

SECURITY FUNDS PROSPECTUS

custody, distribution and other services provided to the Funds and their shareholders.

   The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Funds and the Investment Manager.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

HOW TO PURCHASE SHARES

   Security Distributors, Inc. (the "Distributor"), 700 Harrison St., Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Funds. Shares of the Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Funds available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

   Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

   Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

   The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

   The Funds offer two classes of shares:

   CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

   CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

   The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than

SECURITY FUNDS PROSPECTUS

spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

   Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

   Class A shares are offered at net asset value plus an initial sales charge as follows:

                                           SALES CHARGE
                        ----------------------------------------------------
                           PERCENTAGE                         PERCENTAGE
 AMOUNT OF TRANSACTION    OF OFFERING    PERCENTAGE OF NET  REALLOWABLE TO
   AT OFFERING PRICE         PRICE        AMOUNT INVESTED      DEALERS
----------------------------------------------------------------------------

Less than $50,000            5.75%              6.10%           5.00%
$50,000 but less
   than $100,000             4.75%              4.99%           4.00%
$100,000 but less than
   $250,000                  3.75%              3.90%           3.00%
$250,000 but less than
   $500,000                  2.75%              2.83%           2.25%
$500,000 but less than
   $1,000,000                2.00%              2.04%           1.75%

$1,000,000 or more            None             None          (See below)

   Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges," page 27.

   The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Funds. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

   Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Equity, Ultra, Global, Growth and Income, Asset Allocation, Social Awareness, Value, Small Company and Tax-Exempt Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

   Additional information may be obtained by referring to the Funds' Statement of Additional Information.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN

      In addition to the sales charge deducted from Class A shares at the time of purchase, Small Company Fund is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by this Fund to the Distributor to finance various activities relating to the distribution of its Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Fund.

      Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Small Company Fund's Class A shares. The distribution fee is charged to the Fund in proportion to the relative net assets of its Class A shares. The distribution fees collected may be used by Small Company Fund to finance distribution activities, for example advertisements.

      The Class A Distribution Plan authorizes payment by the Class A shares of this Fund of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

      In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Small Company Fund's books to obtain certain administrative services for the Small Company Fund's Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and its transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other

SECURITY FUNDS PROSPECTUS

promotional activities on behalf of Small Company Fund. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning the Fund for registered representatives interested in selling shares of the Fund and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of the Fund by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. From time to time, the Distributor may spend an amount on promotional activities that exceeds the amount of distribution fees that have been collected under the plan. In this event, the Distributor would seek reimbursement for such expenditures from distribution fees collected in future years. Additional information may be obtained by referring to the Fund's Statement of Additional Information.

      Small Company Fund's Class A Distribution Plan may be terminated at any time by vote of the directors of Equity Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A Distribution Plan is terminated by the Fund's Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

   Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds or original purchase price, whichever is lower, otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

   Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

 YEAR SINCE PURCHASE PAYMENT             CONTINGENT DEFERRED SALES
          WAS MADE                                CHARGE
------------------------------          ----------------------------

           First                                    5%
           Second                                   4%
           Third                                    3%
           Fourth                                   3%
           Fifth                                    2%
     Sixth and following                            0%

   Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

   Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value

SECURITY FUNDS PROSPECTUS

of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

   NASD Rules limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

   Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

   Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

   The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge may also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 32 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

   The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

SECURITY FUNDS PROSPECTUS

   The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

   Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

   Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

   A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

HOW TO REDEEM SHARES

   A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

   Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, 700 Harrison St., Topeka, Kansas 66636-0001, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

   The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be

SECURITY FUNDS PROSPECTUS

made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

   In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

   At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days.

   Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

   A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

   During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

   It is each Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Funds' Board of Directors may declare from time to time. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

   Each of the series of Security Equity Fund is to be treated separately in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

SECURITY FUNDS PROSPECTUS

   The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. See the Statement of Additional Information for further details. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

   Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

   Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

   Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

   Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Funds) to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

DETERMINATION OF NET ASSET VALUE

   The net asset value of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

   The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining each Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the

SECURITY FUNDS PROSPECTUS

principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Funds' Board of Directors.

   Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE

   The portfolio turnover rate for each of the Funds for the fiscal year ended September 30, 1997, was Growth and Income Fund - 124 percent; Equity Fund - 66 percent; Global Fund - 132 percent; and Ultra Fund - 68 percent. The annualized portfolio turnover rate for the Value Fund for the period May 1, 1997 (date of inception) to September 30, 1997, was 35 percent. The annualized portfolio turnover rate for the Small Company Fund for the period October 15, 1997 (date of inception) to February 28, 1998, was 360 percent. Higher portfolio turnover (portfolio turnover of 100 percent or more) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of Growth and Income and Global Funds generally will be less than 100 percent, that of the Value Fund will generally be less than 150 percent, that of Equity Fund generally will be in the area of 100 percent, and that of Ultra Fund generally will be more than 100 percent. The portfolio turnover of Small Company Fund is not expected to exceed 200 percent.

   Transactions in portfolio securities for each Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of trading and brokerage practices.

PERFORMANCE

   Each Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

   Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

   In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

   Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported

SECURITY FUNDS PROSPECTUS

performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

   For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Funds, see the Funds' Statement of Additional Information.


SHAREHOLDER SERVICES

ACCUMULATION PLAN

   An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

   Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

   Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

   Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

   A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 27. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

   Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other funds currently distributed by the Distributor include Security Asset Allocation, Social Awareness, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Tax-Exempt Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

   To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling

SECURITY FUNDS PROSPECTUS

the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to stockholders.

   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

   The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

   Security Growth and Income, Equity and Ultra Funds are Kansas corporations, the Articles of Incorporation of which provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds have authorized capital stock of $1.00 par value and $.50 par value, respectively.

   Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

   On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

   The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of the corporation's outstanding shares.

   Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this prospectus relating to another of the Funds. The Funds' Board of Directors has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

   Stockholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

SECURITY FUNDS PROSPECTUS                                             APPENDIX A
--------------------------------------------------------------------------------
APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

   Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

   For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION
   To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

   Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

   A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

   A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE
   Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.
                                       34

      SECURITY GROWTH AND INCOME FUND
      (formerly Security Investment Fund)

      SECURITY EQUITY FUND

         o EQUITY SERIES

         o GLOBAL SERIES

         o ASSET ALLOCATION SERIES

         o SOCIAL AWARENESS SERIES
         O VALUE SERIES
         O SMALL COMPANY SERIES

      SECURITY ULTRA FUND

      STATEMENT OF ADDITIONAL INFORMATION
      APRIL 1, 1998
      RELATING TO THE PROSPECTUS DATED APRIL 1, 1998 AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
      (785) 431-3127
      (800) 888-2461
-------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)
SECURITY EQUITY FUND
SECURITY ULTRA FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                    STATEMENT OF
                               ADDITIONAL INFORMATION
                                   April 1, 1998
                  (RELATING TO THE PROSPECTUS DATED APRIL 1, 1998,
                    AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

   This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated April 1, 1998 as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.

                                 TABLE OF CONTENTS

                                                                            Page
General Information .....................................................    1
Investment Objective and Policies of the Funds ..........................    2
  Security Growth and Income Fund .......................................    2
  Security Equity Fund ..................................................    4
   Equity Fund ..........................................................    4
   Global Fund ..........................................................    4
   Asset Allocation Fund ................................................    6
   Social Awareness Fund ................................................    8
   Value Fund ...........................................................    9
   Small Company Fund ...................................................    9
  Security Ultra Fund ...................................................   11
Investment Methods and Risk Factors .....................................   12
Investment Policy Limitations ...........................................   30
  Security Growth and Income Fund's Fundamental Policies ................   30
  Security Equity Fund's Fundamental Policies ...........................   31
  Security Ultra Fund's Fundamental Policies ............................   32
Officers and Directors ..................................................   33
Remuneration of Directors and Others ....................................   34
How to Purchase Shares ..................................................   35
  Alternative Purchase Options ..........................................   35
  Class A Shares ........................................................   36
  Security Equity Fund's Class A Distribution Plan ......................   37
  Class B Shares ........................................................   37
  Class B Distribution Plan .............................................   38
  Calculation and Waiver of Contingent Deferred Sales Charges ...........   38
  Arrangements With Broker-Dealers and Others ...........................   39
  Purchases at Net Asset Value ..........................................   40
Accumulation Plan .......................................................   40
Systematic Withdrawal Program ...........................................   41
Investment Management ...................................................   41
  Portfolio Management ..................................................   45
  Code of Ethics ........................................................   46
Distributor .............................................................   46
Allocation of Portfolio Brokerage .......................................   47
How Net Asset Value is Determined .......................................   49
How to Redeem Shares ....................................................   50
  Telephone Redemptions .................................................   51
How to Exchange Shares ..................................................   51
  Exchange by Telephone .................................................   52
Dividends and Taxes .....................................................   53
Organization ............................................................   57
Custodian, Transfer Agent and Dividend-Paying Agent .....................   58
Independent Auditors ....................................................   58
Performance Information .................................................   58
Retirement Plans ........................................................   60
Individual Retirement Accounts (IRAs) ...................................   60
Roth IRAs ...............................................................   61
Education IRAs ..........................................................   61
SIMPLE IRAs .............................................................   61
Pension and Profit-Sharing Plans ........................................   62
403(b) Retirement Plans .................................................   62
Simplified Employee Pension Plans (SEPPs) ...............................   62
Financial Statements ....................................................   62
Appendix A ..............................................................   63
Appendix B ..............................................................   64

GENERAL INFORMATION

   Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 50.)

   Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), and Small Company Series ("Small Company Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 30. An investment in one of the Funds does not constitute a complete investment program.

   The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 53.)

   The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares"). (See "How to Purchase Shares," page 35.)

   Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has appointed Lexington Management Corporation ("Lexington") to provide investment advisory services to Global Fund, Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research and investment advisory services to the Asset Allocation Fund and Strong Capital Management, Inc. ("Strong) to provide investment advisory services to Small Company Fund.

   The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

   Separate fees are paid by Asset Allocation, Social Awareness, Value, and Small Company Funds, to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Asset Allocation, Social Awareness, Value, and Small Company Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or $60,000. The administrative fee for the Social Awareness, Value, and Small Company Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The transfer agency fee for the Asset Allocation, Social Awareness, Value, and Small Company Funds consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

   The Investment Manager bears all expenses of the Funds (except Asset Allocation, Social Awareness, Value, and Small Company Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation, Social Awareness, Value, and Small Company Funds pay all of their expenses not assumed by the

Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 41.

   The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 41 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

   Under a Distribution Plan adopted with respect to the Class A shares of Small Company Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Small Company Fund is authorized to pay the Distributor an annual fee of
 .25% of the average daily net assets of the Class A shares of that Fund to finance various distribution-related activities. Under Distribution Plans adopted with respect to the Class B shares of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities. (See "Class A Distribution Plan," page 37 and "Class B Distribution Plan," page 38.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

   The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

   The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include
ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

   Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

   With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

   As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

   Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

   The Fund may enter into futures contracts (a type of derivative) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

The Fund may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

   The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

   There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate for Class A and Class B shares of the Fund for the fiscal years ended September 30, 1997, 1996 and 1995 was as follows: 1997 - 124%, 1996 - 69% and 1995 - 130%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.

   SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

   The annualized portfolio turnover rate for Class A and Class B shares for the period October 15, 1997 (date of inception) to February 28, 1998 was 360% for Small Company Fund. Portfolio turnover is the percentage of the lower of securities sales or purchases to the average portfolio value and would be 100% if all securities in the fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SECURITY EQUITY FUND

   Security Equity Fund currently issues its shares in six series -- Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund") and Small Company Series ("Small Company Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

   Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

   The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

   Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.

   The portfolio turnover rate for Class A and Class B shares of Equity Fund for the fiscal years ended September 30, 1997, 1996 and 1995 was as follows: 1997 - 66%, 1996 - 64% and 1995 - 95%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

   It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

   The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, real estate investment trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

   In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

   SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

   To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

   Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

   PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

   FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

   COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

   REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

   RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

   Portfolio turnover rates for Class A and Class B shares of Global Fund for the fiscal years ended September 30, 1997, 1996 and 1995 were 132%, 142% and 141%, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

ASSET ALLOCATION FUND

   The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities and real estate securities, and see the discussion of the risks associated with investment in gold stocks below.

   Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

   The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

   The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

   Meridian identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified sectors.

   With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

   The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

   Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" -"Mortgage-Backed Securities" in the Prospectus.

   The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

   The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

   The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

   The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Class A and Class B shares of Asset Allocation Fund, for the fiscal years ended September 30, 1997 and 1996 was 79% and 75% respectively. The portfolio turnover rate for Class A and Class B shares of Asset Allocation Fund, for the period June 1, 1995 (inception) to September 30, 1995 was 129%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SOCIAL AWARENESS FUND

   The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

   Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter ("OTC") market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

   The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

   The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

   In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

   The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg & Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

   If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The annualized portfolio turnover rate for Class A and Class B shares for the period November 4, 1996 (date of inception) to September 30, 1997, was 38% for Social Awareness Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

VALUE FUND

   The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies which the Investment Manager believes are undervalued.

   The Value Fund may also invest in (i) preferred stocks; (ii) warrants; and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."

   The annualized portfolio turnover rate for Class A and Class B shares for the period May 1, 1997 (date of inception) to September 30, 1997, was 35% for Value Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SMALL COMPANY FUND

   The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

   Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors" in the Prospectus.

   The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

   Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" for more information.

   The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

   At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures (and options thereon) and other derivative instruments.

   The Fund may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher that the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

   The Fund may engage in short selling against the box, provided that no more that 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

   The Fund may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

   While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

   Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

   Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

   Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

   The annualized portfolio turnover rate for Class A and Class B shares for the period October 15, 1997 (date of inception) to February 28, 1998 was 360% for Small Company Fund. Portfolio turnover is the percentage of the lower of securities sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SECURITY ULTRA FUND

   The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

   There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

   Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its net assets.

   The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

   In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.

   Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate for Class A and Class B shares of Ultra Fund for the fiscal years ended September 30, 1997, 1996 and 1995 was as follows: 1997 - 68%, 1996 - 161% and 1995 - 180%.

   Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

   Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

   The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

   Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

   SHARES OF OTHER INVESTMENT COMPANIES. Certain of the Funds may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

   REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global and Small Company Funds) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the intention of each Fund, except Small Company Fund, to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.

   WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

   AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. General, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

   Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

   RESTRICTED SECURITIES. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

   The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

   REAL ESTATE SECURITIES. Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

   ZERO COUPON SECURITIES. Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

   FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

   BRADY BONDS. Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland, and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

   Growth and Income Fund may invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

   EMERGING COUNTRIES. Certain Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

   An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

   RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

   FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

   NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

   ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

   NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

   CURRENCY RISK. Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

   The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

   Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS:

   WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

   Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

   Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

   Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or
(iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

   PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

   CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

   Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

   Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

   PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

   CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

   OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

   RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

   Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

   When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to BUY 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to SELL 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

   A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

   VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

   CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

   The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

   To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

   In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

   FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

   The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

   SWAPS, CAPS, FLOORS AND COLLARS. Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

   The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

   Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund's by the Internal Revenue Code may limit a Series' ability to use swap agreements. The swaps market is largely unregulated.

   The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

   SPREAD TRANSACTIONS. Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

   HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

   Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

   Growth and Income Fund's fundamental investment policy limitations are:

   1. Not to invest more than 5% of its total assets in the securities of any one issuer.

   2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

   3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

   4. Not to act as an underwriter, either directly or indirectly.

   5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

   6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

   7. Not to buy securities on margin or effect short sales of securities.

   8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

   9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

  10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

  11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

  12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

  13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

  14. Not to own, buy or sell real estate, commodities or commodity contracts. (This policy shall not prevent the Fund from investing in securities or other instuments backed by real estate or in securities of companies engaged in the real estate business.)

  15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

  16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

   Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES

   Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, are:

   1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, this limitation applies only with respect to 75% of its total assets.

   2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

   3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

   4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

   5. With respect to Equity Fund and Global Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

   6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

   7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may make margin deposits in connection with transactions in options, futures, and options on futures and provided further that this investment limitation does not apply to Small Company Fund.

   8. Not to issue senior securities; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may issue senior securities in compliance with the Investment Company Act of 1940.

   9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)

  10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

  11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities; provided, however, that this limitation does not apply to the Small Company Fund.

  12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

  13. Not to invest 25% or more of the Fund's total assets in a particular industry.

  14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

  15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

  16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company

      Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

  17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in such instruments. (With respect to Equity Fund and Global Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)

  18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development and provided further that this investment limitation does not apply to Small Company Fund.



   The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

   Ultra Fund's fundamental policy limitations are:

   1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

   2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

   3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

   4. Not to underwrite securities of other issuers.

   5. Not to purchase restricted securities.

   6. Not to pledge any portion of its assets.

   7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

   8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

   9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

  10. Not to invest in the securities of other investment companies.

  11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

  12. Not to invest more than 25% of the Fund's total assets in a particular industry.

  13. Not to own, buy or sell real estate, commodities or commodity contracts.

  14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

  15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

  16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

  17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

   The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

   The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND,* President and Director                 Senior Vice President and Managing Member
                                                         Representative, Security Management Company, LLC; Senior
                                                         Vice President, Security Benefit Group, Inc. and
                                                         Security Benefit Life Insurance Company.

DONALD A. CHUBB, JR.,** Director                         Business broker, Griffith & Blair Realtors.  Prior to
2222 SW 29th Street                                      1997, President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                             Chairman and Chief Executive Officer,
900 Bank IV Tower                                        Central Research and Consulting.
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                             Vice President, Palmer Companies (Wholesalers, Retailers
3616 Canterbury Town Road                                and Developers) and Bellairre Shopping Center (Leasing
Topeka, Kansas 66610                                     and Shopping Center Management); Secretary-Treasurer,
                                                         Palmer News, Inc. (Wholesale Distributors).  Prior to
                                                         October 1991, Secretary and Director, Palmer Companies,
                                                         Inc. (Wholesale Periodicals).

MARK L. MORRIS, JR.,** Director                          Retired. Former General Partner, Mark Morris Associates
5500 SW 7th Street                                       (Veterinary Research and Education).
Topeka, Kansas 66606

MAYNARD F. OLIVERIUS, Director                           President and Chief Executive Officer,
1500 SW 10th Avenue                                      Stormont-Vail Health Care.
Topeka, Kansas 66604

JAMES R. SCHMANK,* Vice President and Director           President and Managing Member Representative, Security
                                                         Management Company, LLC; Senior Vice President, Security
                                                         Benefit Group, Inc. and Security Benefit Life Insurance
                                                         Company.

MARK E. YOUNG, Vice President                            Vice President, Security Management Company, LLC;
                                                         Assistant Vice President, Security Benefit Group, Inc.
                                                         and Security Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                           Vice President and Senior Economist, Security Management
(Equity Fund only)                                       Company, LLC; Vice President, Security Benefit Group,
                                                         Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                       Senior Vice President and Senior Portfolio Manager,
(Equity Fund only)                                       Security Management Company, LLC; Senior Vice President,
                                                         Security Benefit Group, Inc. and Security Benefit Life
                                                         Insurance Company.

MICHAEL A. PETERSEN, Vice President                      Vice President and Senior Portfolio Manager, Security
(Growth and Income Fund only)                            Management Company, LLC; Vice President, Security
                                                         Benefit Group, Inc. and Security Benefit Life Insurance
                                                         Company.  Prior to November 1997, Director of Equity
                                                         Research and Fund Management, Old Kent Bank and Trust
                                                         Corporation.
-------------------------------------------------------------------------------------------------------------------

                                       33

AMY J. LEE, Secretary                                    Secretary, Security Management Company, LLC; Vice
                                                         President, Associate General Counsel and Assistant
                                                         Secretary, Security Benefit Group, Inc. and Security
                                                         Benefit Life Insurance Company.

BRENDA M. HARWOOD, Treasurer                             Assistant Vice President and Treasurer, Security
                                                         Management Company, LLC; Assistant Vice President,
                                                         Security Benefit Group, Inc. and Security Benefit Life
                                                         Insurance Company.

CINDY L. SHIELDS, Vice President                         Assistant Vice President and Portfolio Manager, Security
(Equity and Ultra Fund only)                             Management Company, LLC; Assistant Vice President,
                                                         Security Benefit Group, Inc. and Security Benefit Life
                                                         Insurance Company.  Prior to August 1994, Junior
                                                         Portfolio Manager, Research Analyst, Junior Research
                                                         Analyst and Portfolio Assistant, Security Management
                                                         Company.

THOMAS A. SWANK, Vice President                          Vice President and Portfolio Manager, Security
(Growth and Income Fund only)                            Management Company, LLC; Vice President and Chief
                                                         Investment Officer, Security Benefit Group, Inc. and
                                                         Security Benefit Life Insurance Company.

JIM SCHIER, Vice President                               Assistant Vice President and Portfolio Manager, Security
(Equity Fund and Growth and Income Fund only)            Management Company, LLC; Assistant Vice President,
                                                         Security Benefit Group, Inc. and Security Benefit Life
                                                         Insurance Company. Prior to February 1997, Assistant
                                                         Vice President and Senior Research Analyst, Security
                                                         Management Company, LLC. Prior to August 1995, Portfolio
                                                         Manager, Mitchell Capital Management. Prior to March
                                                         1993, Vice President and Portfolio Manager, Fourth
                                                         Financial.

CHRISTOPHER D. SWICKARD, Assistant Secretary             Assistant Secretary, Security Management Company, LLC;
                                                         Assistant Vice President and Assistant Counsel, Security
                                                         Benefit Group, Inc. and Security Benefit Life Insurance
                                                         Company.  Prior to June 1992, student at Washburn
                                                         University School of Law.
-------------------------------------------------------------------------------------------------------------------

  *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

 **These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.
--------------------------------------------------------------------------------

   The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Messrs. Milberger and Petersen who are also Vice Presidents of SBL Fund, Ms. Shields who is also Assistant Vice President of SBL Fund and Messrs. Swank and Schier who are Assistant Vice Presidents of SBL Fund. (See the table under "Investment Management," page 47, for positions held by such persons with the Investment Manager.) Ms. Lee holds identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland, Schmank and Young serve as Vice President and Director, while Ms. Harwood serves as Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS

   The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,000 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation, Social Awareness, Value and Small Company

Funds, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation, Social Awareness, Value and Small Company Funds pay their respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (See page 41, "Investment Management.")

   The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1997, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE COMPENSATION                                  TOTAL COMPENSATION
                          ----------------------------------------
                            SECURITY     SECURITY     SECURITY     ESTIMATED ANNUAL        FROM THE SECURITY
NAME OF DIRECTOR           GROWTH AND     EQUITY        ULTRA        BENEFITS UPON           FUND COMPLEX,
OF THE FUND                INCOME FUND     FUND         FUND          RETIREMENT          INCLUDING THE FUNDS
------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.....  $   394        $   394      $  394             $0                    $  4,725
Donald A. Chubb, Jr.....    1,585          1,651       1,583              0                      19,300
John D. Cleland.........        0              0           0              0                           0
Donald L. Hardesty......    1,575          1,575       1,575              0                      18,900
Penny A. Lumpkin........    1,585          1,651       1,583              0                      19,300
Mark L. Morris, Jr......    1,585          1,651       1,583              0                      19,300
Jeffrey B. Pantages.....        0              0           0              0                           0
Hugh Thompson...........    1,575          1,575       1,575              0                      18,900
------------------------------------------------------------------------------------------------------------------

   The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On March 15, 1998, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund.

HOW TO PURCHASE SHARES

   Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 40.) An application may be obtained from the Investment Manager.

   As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

   Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

   The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

   The Funds offer two classes of shares:

   CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

   CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

   The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

   Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

   Class A shares are offered at net asset value plus an initial sales charge as follows:

-----------------------------------------------------------------------------------------------
                                                             SALES CHARGE
                                         ------------------------------------------------------
                                                                                 PERCENTAGE
AMOUNT OF PURCHASE                       PERCENTAGE OF     PERCENTAGE OF NET     REALLOWABLE
AT OFFERING PRICE                        OFFERING PRICE     AMOUNT INVESTED      TO DEALERS
-----------------------------------------------------------------------------------------------
Less than $50,000.....................      5.75%                 6.10%            5.00%
$50,000 but less than $100,000........      4.75                  4.99             4.00
$100, 000 but less than $250,000......      3.75                  3.90             3.00
$250,000 but less than $500,000.......      2.75                  2.83             2.25
$500,000 but less than $1,000,000.....      2.00                  2.04             1.75
$1,000,000 and over...................      None                  None           (See below)
-----------------------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.


   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN

   As discussed in the Prospectus, Small Company Fund has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to pay an annual fee to the Distributor of
 .25% of the average daily net asset value of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Equity Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

   The Plan became effective on October 15, 1997. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

   Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Cleland (director of the Fund), Messrs. Young, Schmank and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

   Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Small Company Fund's net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of Small Company Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

CLASS B SHARES

   Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

   Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

                  -------------------------------------------
                                              CONTINGENT
                    YEAR SINCE PURCHASE        DEFERRED
                      PAYMENT WAS MADE       SALES CHARGE
                  -------------------------------------------
                  First..................         5%
                  Second.................         4%
                  Third..................         3%
                  Fourth.................         3%
                  Fifth..................         2%
                  Sixth and Following....         0%
                  -------------------------------------------

   Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

   Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

   Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

   Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

   Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

   The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 41.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

   The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

   The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

            ---------------------------------------------------------
                                                      APPLICABLE
                                                       MARKETING
            AGGREGATE NEW SALES                    ALLOWANCE FACTOR*
            ---------------------------------------------------------
            Less than $2 million..................       .00%
            $2 million but less than $5 million...       .15%
            $5 million but less than $10 million..       .25%
            $10 million but less than $15 million.       .35%
            $15 million but less than $20 million.       .50%
            or $20 million or more................       .75%
            ---------------------------------------------------------
            *The maximum marketing allowance factor applicable per
             this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
            ---------------------------------------------------------

PURCHASES AT NET ASSET VALUE

   Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

   Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

   A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

   Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

   A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

   Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

   A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 38.

   The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

   Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a life insurance company which together with its subsidiaries has over $7.4 billion of assets under management, is incorporated under the laws of Kansas.

   The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995, July 26, 1996, February 7, 1997 and July 25, 1997, respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on December 1, 1997.

   Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

   The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish advisory services to Global Fund pursuant to a Sub-Advisory Agreement, dated October 1, 1993. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Funds' Board of Directors and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Global Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

   Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

   The Investment Manager has entered into a sub-advisory research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Asset Allocation Fund, computed on a daily basis, according to the following schedule:

          -----------------------------------------------------------
          AVERAGE DAILY NET ASSETS OF THE FUND             ANNUAL FEE
          -----------------------------------------------------------
          Less than $100 million........................   .40%, plus
          $100 million but less than $200 million.......   .35%, plus
          $200 million but less than $400 million.......   .30%, plus
          $400 million or more..........................   .25%
          -----------------------------------------------------------

   The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Company Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and currently manages over $27 billion in assets.

   Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

   The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation, Social Awareness, Value and Small Company Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will, when necessary, engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation, Social Awareness, Value and Small Company Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class B distribution fees.

   Asset Allocation, Social Awareness, Value and Small Company Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Asset Allocation, Social Awareness, Value and Small Company Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation, Social Awareness, Value and Small Company Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

   The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

   As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

   Separate fees are paid by Asset Allocation, Social Awareness, Value and Small Company Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or $60,000. With respect to the Social Awareness, Value and Small Company Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Small Company Fund for the fiscal year ending September 30, 1998. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness, Value and Small Company Funds. For transfer agency services provided to each of the Asset Allocation, Social Awareness, Value and Small Company Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

   During the fiscal years ended September 30, 1997, 1996 and 1995, the Funds paid the following amounts to the Investment Manager for its services:
1997-$1,024,369, 1996 - $919,674 and 1995 - $839,358 for Growth and Income Fund;
1997- $7,375,751, 1996 - $5,528,818 and 1995 - $4,185,144 for Equity Fund; and
1997 - $985,285, 1996 - $862,190 and 1995 - $816,039 for Ultra Fund. Global Fund
paid the Investment Manager for its services for 1997- $642,585, 1996 - $470,077and 1995 - $457,489.

   Asset Allocation Fund paid the Investment Manager for investment advisory, administrative and transfer agency services for fiscal year ended September 30, 1997 - $62,322, $53,010 and $7,611 respectively, and for the fiscal year ended September 30, 1996 - $39,560, $36,957 and $5,571, respectively and for the period June 1, 1995 (date of inception) to September 30, 1995 - $10,134, $10,456 and $790, respectively. For the fiscal years ended September 30, 1997 and 1996 and for the period June 1, 1995 (date of inception) to September 30, 1995, the Investment Manager waived $45,581, $24,236 and $0 respectively of the Fund's investment advisory fee and reimbursed the Fund $0, $19,620 and $16,615 respectively of the Fund's administrative and transfer agency fees. For the period November 4, 1996 (date of inception) to September 30, 1997, the Investment Manager waived its entire advisory fee for the Social Awareness Fund in the amount of $50,880. For the same period, the Social Awareness Fund paid the Investment Manager for administrative and transfer agency services, $4,579 and $3,925, respectively. For the period May 1, 1997 (date of inception) to September 30, 1997, the Investment Manager waived its entire advisory fee for the Value Fund in the amount of $17,003. For the same period, the Value Fund paid the Investment Manager for administrative and transfer agency services, $1,530 and $1,345 respectively. For the period October 15, 1997 (date of inception) to February 28, 1998, the Investment Manager waived its entire advisory fee for the Small Company Fund in the amount of $11,279. For the same period, the Small Company Fund paid the Investment Manager for administrative and transfer agency services, $1,015 and $1,112, respectively.

   The total expenses for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1997 were 1.24%, 1.03%, 2.00%, 1.68% and 1.71% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1997 were 2.24%, 2.03%, 3.00%, 2.58% and 2.71% of the average net assets of each Fund's Class B shares for the fiscal year. The total expenses for Class A and Class B shares of Social Awareness Fund for the period November 4, 1996 (date of inception) to September 30, 1997, were 0.67% and 1.84%, respectively, of the average net assets for the period. The total expenses of the average net assets for Class A and Class B shares of Value Fund for the period May 1, 1997 (date of inception) to September 30, 1997, were 1.10% and 2.26%, respectively. The total expenses of the average net assets for Class A and Class B shares of Small Company Fund for the period October 15, 1997 (date of inception) to February 28, 1998, were 1.10% and 2.16%, respectively.

   The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

   The following persons are affiliated with the Funds and also with the Funds' investment adviser, Security Management Company, LLC, in these capacities:

-------------------------------------------------------------------------------------------------------
                                                                POSITION(S) WITH SECURITY
NAME                   POSITION(S) WITH THE FUNDS               MANAGEMENT COMPANY, LLC
-------------------------------------------------------------------------------------------------------
James R. Schmank      Vice President and Director              President and Managing Member
                                                               Representative

John D. Cleland       President and Director                   Senior Vice President and Managing
                                                               Member Representative

Jane A. Tedder        Vice President (Equity Fund only)        Vice President and Senior Economist

Terry A. Milberger    Vice President (Equity Fund only)        Senior Vice President and Senior
                                                               Portfolio Manager


Michael A. Petersen   Vice President (Growth and Income        Vice President and Senior Portfolio
                      Fund only)                               Manager

Mark E. Young         Vice President                           Vice President

Amy J. Lee            Secretary                                Secretary

Brenda M. Harwood     Treasurer                                Assistant Vice President and Treasurer

Cindy L. Shields      Vice President (Equity Fund and          Assistant Vice President and Portfolio
                      Ultra Fund only)                         Manager

Thomas A. Swank       Vice President (Growth and Income        Vice President and Portfolio Manager
                      Fund only)

Christopher D.        Assistant Secretary                      Assistant Secretary
Swickard

James P. Schier       Vice President (Equity Fund and Growth   Assistant Vice President and Portfolio
                      and Income Fund only)                    Manager
-------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

   The Growth and Income, Equity, Value and Ultra Funds are managed by the Investment Manager's Equity Team with an individual portfolio manager being responsible for the day-to-day management of each particular Fund. Michael Petersen has had day-to-day responsibility for managing the GROWTH AND INCOME FUND since January of 1998. Terry Milberger has had day-to-day responsibility for managing the EQUITY FUND since 1981. Jim Schier has had day-to-day responsibility for managing the VALUE FUND since its inception in 1997 and for managing the ULTRA FUND since January of 1998. Global Fund is managed by an investment management team of Lexington. Richard T. Saler and Alan Wapnick, the lead portfolio managers, have had day-to-day responsibility for managing GLOBAL FUND since 1994. SMALL COMPANY FUND is managed by Ronald C. Ognar of Strong. He has had day-to-day responsibility for managing Small Company Fund since its inception in 1997.

   Steven M. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science Degree from Kansas State University in 1982. Pat Boyle is a portfolio manager of Meridian. He has five years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree and an M.S. degree in Finance.

   David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

   Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience and has managed Equity Fund's portfolio since 1981. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

   Ronald C. Ognar, Portfolio Manager of Strong, is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. Prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

   Michael A. Petersen is Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Petersen has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

   James P. Schier, Assistant Vice President and Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

   Cindy L. Shields is a Portfolio Manager of the Investment Manager. Ms. Shields has eight years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from

Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

   Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.

   Richard Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

CODE OF ETHICS

   The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

   Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund and Security Tax-Exempt Fund.

   The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

   For the fiscal year ended September 30, 1997, the gross underwriting commissions (Class A and B shares) received and the net underwriting commissions retained by the Distributor were as follows:

-----------------------------------------------------------------------------
                                                       NET UNDERWRITING
                   GROSS UNDERWRITING COMMISSIONS         COMMISSIONS
-----------------------------------------------------------------------------
Growth and Income Fund..  $   149,742                    $  6,497
Equity Fund.............    2,585,332                      21,344
Ultra Fund..............       82,428                       5,388
Global Fund.............       98,425                       2,930
Asset Allocation Fund...       62,634                       3,114
Social Awareness Fund*..       94,294                       7,639
Value Fund**............      178,048                       2,015
-----------------------------------------------------------------------------
* For the period November 4, 1996 (date of inception) to September 30, 1997. ** For the period May 1, 1997 (date of inception) to September 30, 1997.
-----------------------------------------------------------------------------

   With respect to Small Company Fund, for the period October 15, 1997 (date of inception) to February 28, 1998, the gross underwriting commissions (Class A and B shares) received and the net underwriting commissions retained by the Distributor were $31,448 and $16, respectively.

   For the fiscal years ended September 30, 1996 and 1995, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds of: 1996 - $38,156 and 1995 - $30,840 for Growth and Income Fund; 1996 - $869,310 and 1995 - $610,460 for Equity Fund; 1996 - $42,335 and 1995 - $86,682
for Ultra Fund; 1996 -$29,472 and 1995 - $25,278 for Global Fund. For these years, the Distributor retained net underwriting commissions as follows: 1996 - $7,615 and 1995 - $5,020 for Growth and Income Fund; 1996 - $107,976 and 1995 -
$96,169 for Equity Fund; 1996 - $9,163 and 1995 - $14,803 for Ultra Fund; and
1996 - $3,907 and 1995 - $4,002 for Global Fund. For the fiscal year ended September 30, 1996, and the period June 1, 1995 through September 30, 1995, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 and $819, respectively, for Asset Allocation Fund and retained net underwriting commissions of $911 and $198, respectively. The Distributor also receives compensation from Lexington Management Corporation ("Lexington") to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of brokers and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund, the underlying investment vehicle for certain variable insurance products distributed by the Distributor (collectively referred to as the "Sub-Advised Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.

   The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

   The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

   Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

   In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD's Conduct Rules, consider sales of shares of the Funds in the selection of a broker.

   The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

   Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

   The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FUND TRANSACTIONS DIRECTED
                                                                                                       TO AND COMMISSIONS PAID TO
                                                                                FUND BROKERAGE           BROKER-DEALERS WHO ALSO
                                                                               COMMISSIONS PAID            PERFORMED SERVICES
                                                                    FUND          TO SECURITY        -------------------------------
                                         ANNUAL PORTFOLIO     TOTAL BROKERAGE  DISTRIBUTORS INC.,                       BROKERAGE
           YEAR                            TURNOVER RATE      COMMISSIONS PAID   THE UNDERWRITER     TRANSACTIONS       COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
Security Growth
and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
     1997 ..........................                124%       $    251,945       $          0       $ 26,335,380       $     40,539
     1996 ..........................                 69%             98,516                  0         15,375,167             22,566
     1995 ..........................                130%            257,300                  0         33,932,170             57,450
------------------------------------------------------------------------------------------------------------------------------------
   Security
  Equity Fund
 Equity Series
------------------------------------------------------------------------------------------------------------------------------------
     1997 ..........................                 66%       $  1,111,928       $          0       $234,139,342       $    301,670
     1996 ..........................                 64%            919,879                  0        181,146,205            227,747
     1995 ..........................                 95%          1,234,947                  0        168,226,033            327,825
------------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund
  Global Series
------------------------------------------------------------------------------------------------------------------------------------
     1997 ..........................                132%       $    270,065       $          0       $ 14,817,527       $     39,165
     1996 ..........................                142%            194,768                  0         11,476,297             20,493
     1995 ..........................                141%            193,540                  0         11,472,063             32,292
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
Asset Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
     1997 ..........................                 79%       $     18,571       $          0       $  6,075,844       $     15,313
     1996 ..........................                 75%             10,674                  0            259,602                724
     1995(1) .......................                129%              3,904                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
     1997(2) .......................                 38%       $     12,365       $          0       $  6,419,564       $      8,327
------------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund
  Value Series
------------------------------------------------------------------------------------------------------------------------------------
     1997(3) .......................                 35%       $     15,192       $          0       $  3,606,587       $      7,392
------------------------------------------------------------------------------------------------------------------------------------
Security Ultra Fund
------------------------------------------------------------------------------------------------------------------------------------
     1997 ..........................                 68%       $     83,841       $          0       $ 22,060,304       $     41,217
     1996 ..........................                161%            200,614                  0         45,866,810             76,520
     1995 ..........................                180%            277,069                  0         24,047,026             42,679
------------------------------------------------------------------------------------------------------------------------------------

1 Asset Allocation Fund's figures are based on the period June 1, 1995 (date of inception) to September 30, 1995.
2 Social Awareness Fund's figures are based on the period November 4, 1996 (date of inception) to September 30, 1997.
3 Value Fund's figures are based on the period May 1, 1997 (date of inception) to September 30, 1997.
--------------------------------------------------------------------------------

The annualized portfolio turnover rate for Class A and Class B shares for the period October 15, 1997 (date of inception) to February 28, 1998 was 360% for Small Company Fund.

HOW NET ASSET VALUE IS DETERMINED

   The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

   In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

   Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

HOW TO REDEEM SHARES

   Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

   Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

   The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

   When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

   Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

   The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

   In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

   The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 60.)

   At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

   A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

   During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 50.

HOW TO EXCHANGE SHARES

   Pursuant to arrangements with the Distributor and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor currently include Security Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield,

Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Tax-Exempt Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

   Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

   Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 50.)

   This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

   To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

   The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

   It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

   The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

   Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain", depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. At September 30, 1997, Social Awareness Fund had accumulated net realized losses on sales of investments of $204,858.

   A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

   Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

   To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

   Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

   Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

   Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to stockholders as "20% Gains" if the shares had been held for more than 18 months or as "28% Gains" if the shares had been held for more than one year but no more than 18 months. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

   Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

   The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

   Each series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses of that series.

   PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

   A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

   OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

   Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

   A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

   Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

   The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

   MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest, Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

   ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

   Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

   CONSTRUCTIVE SALES. Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

   FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

   The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass though its foreign tax credits to its stockholders.

   FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

   The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

   Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 58, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

   On certain matters, such as the election of directors, all shares of the Series of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

   The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

   UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Value Fund, Small Company Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global and Asset Allocation Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

   The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, the firm will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

   The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                  P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

   For the 1-, 5- and 10-year periods ended September 30, 1997, respectively, the average annual total return of Class A shares of Growth and Income Fund was 27.55%, 14.54% and 9.89%. For the 1-year period ended September 30, 1997, the average annual total return of Class B shares of Growth and Income Fund was 29.01%. For the period October 19, 1993 (date of inception) to September 30, 1997, the average annual total return for Class B shares of Growth and Income Fund was 14.67%.

   For the 1-, 5- and 10-year periods ended September 30, 1997, respectively, the average annual total return of Class A shares of Equity Fund was 24.48%, 19.97% and 14.59%. For the 1-year period ended September 30, 1997, the average annual total return of Class B shares of Equity Fund was 25.85%. For the period October 19, 1993 (date of inception) to September 30, 1997, the average annual total return for Class B shares of Equity Fund was 19.41%.

   For the 1-year period ended September 30, 1997, the average annual total return of Class A shares of Global Fund was 13.29%. For the period October 5, 1993 (date of inception) to September 30, 1997, the average annual total return of Class A shares of Global Fund was 10.42%. For the 1-year period ended September 30, 1997, the average annual total return of Class B shares of Global Fund was 14.01%. For the period October 19, 1993 (date of inception) to September 30, 1997, the average annual total return of Class B shares of Global Fund was 10.70%.

   For the 1-, 5- and 10-year periods ended September 30, 1997, respectively, the average annual total return of Class A shares of Ultra Fund was 13.68%, 13.59% and 6.27%. For the 1-year period ended September 30, 1997, the average annual total return of Class B shares of Ultra Fund was 14.58%. For the period October 19, 1993 (date of inception) to September 30, 1997, the average annual total return for Class B shares of Ultra Fund was 11.36%.

   For the 1-year period ended September 30, 1997 the average annual total return of Class A and Class B shares of Asset Allocation Fund was 12.16% and 12.95%, respectively. For the period June 1, 1995 (date of inception) through September 30, 1997, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 11.92% and 12.25%, respectively.

   For the period November 4, 1997 (date of inception) to September 30, 1997, the average annual total return of Class A and Class B shares of Social Awareness Fund was 13.00% and 13.73%, respectively.

   For the period May 1, 1997 (date of inception) to September 30, 1997, the average annual total return of Class A and Class B shares of Value Fund was 22.05% and 24.10%, respectively.

   For the period October 15, 1997 (date of inception) to February 28, 1998, the average annual total return of Class A and Class B shares of Small Company Fund was -3.90% and -3.30%, respectively.

   Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                    ERV - P
                                   ------   = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

   The aggregate total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from September 30, 1987 through September 30, 1997 was 156.73%, 290.24% and 83.73%, respectively. Aggregate total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through September 30, 1997 was 48.66%. Aggregate total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through September 30, 1997 was 52.95%, 101.53%, 49.42% and 52.95%, respectively.
Aggregate total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through September 30, 1997 was 30.06% and 30.96%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Social Awareness Fund calculated as described above for the period November 4, 1996 (date of inception) to September 30, 1997 was 13.00% and 13.70%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Value Fund calculated as described above for the period May 1, 1997 (date of inception) to September 30, 1997, was 22.05% and 24.10%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Small Company Fund calculated as described above for the period October 15, 1997 (date of inception) to February 28, 1998, was -3.90% and -3.30%, respectively. These figures reflect deduction of the maximum sales load.

   In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

   Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such unmanaged indexes include, but are not limited to, the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

   The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

   Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

   Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Roth IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

   Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

   Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

   Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

   An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

   Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of $2,000 or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 1997 is affected, $25,000, will increase annually to $50,000 in the year 2005. The adjusted gross income level at which the deduction for 1997 for a married taxpayer (who does not file a separate return) is affected, $40,000, will increase annually to $80,000 in the year 2007. If the taxpayer is married, files a separate tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.

   Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

   In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

   Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the owner.

   Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

EDUCATION IRAS

   Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS

   The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans) for tax years beginning in 1997. SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

   The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

   Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

   Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

   Prototype corporate pension or profit-sharing plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

   Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

   A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

   The audited financial statement of the Funds (except Small Company Fund), which are contained in the Funds' September 30, 1997 Annual Report, and the unaudited financial statements for the period October 15, 1997 (date of inception) to February 28, 1998 of Small Company Fund, are incorporated herein by reference. Copies of the Annual Report and unaudited financial statements for Small Company Fund are provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

   AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C - The rating C is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES

   Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

   For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

   A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

   A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

   A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

   Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)
                                                          NUMBER OF    MARKET
COMMON STOCKS                                              SHARES       VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.5%

Orbital Sciences Corporation* ...........................       500     $ 19,062

AIRLINES - 3.2%
ASA Holdings, Inc. ......................................       400       16,100

Midwest Express Holdings, Inc.* .........................     2,000       97,250
                                                                        --------
                                                                         113,350
BIOTECHNOLOGY - 1.0%
Incyte Pharmaceuticals, Inc.* ...........................       800       36,400

BROADCAST MEDIA - 4.0%
Cox Radio, Inc.* ........................................       800       34,400
Heftel Broadcasting Corporation* ........................       400       18,950

Sinclair Broadcast Group, Inc.* .........................     1,600       90,500
                                                                        --------
                                                                         143,850
BUILDING MATERIALS - 1.5%
Centex Construction Products, Inc. ......................     1,700       53,975

COMMUNICATION EQUIPMENT - 0.6%
Omnipoint Corporation* ..................................       700       19,600

COMPUTER SOFTWARE/SERVICES - 5.9%
CBT Group PLC ADR* ......................................       200       18,300
Documentum, Inc.* .......................................       600       27,825
Harbinger Corporation* ..................................     1,500       49,500
Information Management Resources, Inc.* .................     1,500       71,812
Sykes Enterprises, Inc.* ................................       900       16,594

Visio Corporation* ......................................       800       28,800
                                                                        --------
                                                                         212,831
CONTAINERS & PACKAGING - 3.6%
Mail-Well, Inc.* ........................................     3,200      127,600

DISTRIBUTION -FOOD/HEALTH - 2.7%
Hain Food Group, Inc.* ..................................     1,200       17,100

Suiza Foods Corporation* ................................     1,200       77,775
                                                                        --------
                                                                          94,875
ELECTRICAL EQUIPMENT - 2.5%
Chicago Miniature Lamp, Inc.* ...........................     1,300       60,775
Jabil Circuit, Inc.* ....................................       300       15,787

Plexus Corporation* .....................................       600       13,125

                                                                        --------
                                                                          89,687
                            See accompanying notes

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)
                                                          NUMBER OF    MARKET
COMMON STOCKS                                              SHARES       VALUE
-------------------------------------------------------------------------------
ELECTRONICS-SEMI-CONDUCTORS - 2.6%

PMC-Sierra, Inc.* .......................................       600     $ 21,600
Sipex Corporation* ......................................     1,200       41,325

Uniphase Corporation* ...................................       800       32,050
                                                                        --------
                                                                          94,975

FOODS - 1.4%
American Italian Pasta Company- (Cl.A)* .................     1,700       50,894

HEALTH CARE - MANAGED CARE - 0.7%
United Wisconsin Services, Inc. .........................       800       24,800

HEALTH CARE - SPECIALIZED SERVICES - 3.9%
ABR Information Services, Inc.* .........................     1,700       48,237
Advance Paradigm, Inc.* .................................     1,200       36,750

Parexel International* ..................................     1,500       56,625
                                                                        --------
                                                                         141,612

HOMEBUILDING - 0.9%
Standard-Pacific Corporation ............................     1,900       32,894

HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Company* ...........................       500       17,375

INSURANCE-PROPERTY - 2.5%
Executive Risk, Inc. ....................................     1,300       88,644

LEISURE TIME PRODUCTS - 1.0%
Speedway Motorsports, Inc.* .............................     1,300       34,938

MANUFACTURING - DIVERSIFIED - 1.6%
MS Industrial Direct Co, Inc. - (Cl.A)* .................     1,200       57,375

MANUFACTURING - SPECIALIZED -1.3 %
SPS Technologies, Inc.* .................................     1,000       47,375

MEDICAL PRODUCTS & SUPPLIES - 2.4%
Henry Schein, Inc.* .....................................     1,200       48,900
Sabratek Corporation* ...................................       900       30,263

Ventana Medical Systems, Inc.* ..........................       300        6,562
                                                                        --------
                                                                          85,725

OIL & GAS - DRILLING & EQUIPMENT - 1.3%
Friede Goldman International, Inc.* .....................     1,200       36,450

Varco International, Inc.* ..............................       400        9,950
                                                                        --------
                                                                          46,400
                            See accompanying notes.

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)
                                                          NUMBER OF    MARKET
COMMON STOCKS                                              SHARES       VALUE
-------------------------------------------------------------------------------
PHARMACEUTICALS - 3.3%

Amerisource Health Corporation* .........................       600     $ 35,100

Biovail Corporation International* ......................     1,900       82,769
                                                                        --------
                                                                         117,869

REAL ESTATE INVESTMENT TRUST - 3.9%
CCA Prison Realty Trust, Inc. ...........................     1,000       44,000
Glenborough Realty Trust, Inc. ..........................       600       17,100
Laser Mortgage Management, Inc. .........................     3,200       52,000

Patriot American Hospitality, Inc. ......................     1,000       25,000
                                                                        --------
                                                                         138,100

RESTAURANTS - 0.5%
Papa John's International, Inc.* ........................       500       18,563

RETAIL - APPAREL - 1.5%
Abercrombie & Fitch Company* ............................     1,100       37,950

Stage Stores, Inc.* .....................................       400       16,800
                                                                        --------
                                                                          54,750

RETAIL - DEPARTMENT STORES - 3.0%
99 Cents Only Stores* ...................................     2,800      107,800

RETAIL - FOOD CHAINS - 4.9%
Dominick's Supermarkets, Inc.* ..........................     2,000       91,000

Wild Oats Market, Inc.* .................................     2,500       84,219
                                                                        --------
                                                                         175,219

RETAIL - GENERAL MERCHANDISE - 3.1%
Linens 'N Things, Inc.* .................................     2,200      110,825

RETAIL - SPECIALTY - 1.2%
Michaels Stores, Inc.* ..................................     1,300       44,200

SAVINGS & LOANS - 0.9%
Sterling Financial Corporation* .........................     1,300       31,362

SERVICES - ADVERTISING/MARKETING - 6.9%
Acxiom Corporation* .....................................     2,600       54,600
Lamar Advertising Company* ..............................     2,400      121,050
Metris Companies, Inc. ..................................       500       22,500

Universal Outdoor Holdings, Inc.* .......................       800       48,000
                                                                        --------
                                                                         246,150
                          See accompanying notes

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)
                                                          NUMBER OF    MARKET
COMMON STOCKS                                              SHARES       VALUE
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 9.6%

Data Processing Resources Corporation* ..................       200     $  6,450
Integrated Electrical Services, Inc.* ...................     3,200       52,000
International Telecommunication Data Systems, Inc.* .....     1,300       52,650
Lamalie Associates, Inc.* ...............................     1,000       19,563
Personnel Group of America, Inc.* .......................       700       28,437
Rent-Way, Inc.* .........................................     2,100       51,450
Romac International, Inc.* ..............................     3,800       93,575
Sylvan Learning Systems, Inc.* ..........................       900       41,231
                                                                        --------
                                                                         345,356
SERVICES - DATA PROCESSING - 3.8%
Billing Information Concepts Corporation* ...............     3,000       87,000

Envoy Corporation* ......................................     1,200       48,750
                                                                        --------
                                                                         135,750
TELECOMMUNICATION - LONG DISTANCE - 4.6%
IDT Corporation* ........................................     1,000       34,625
IXC Communications, Inc.* ...............................       400       23,175
Metromedia Fiber Network, Inc. - (Cl.A)* ................     1,400       51,450

Saville Systems Ireland PLC ADR* ........................     1,200       56,250
                                                                        --------
                                                                         165,500
WASTE MANAGEMENT - 1.5%

Superior Services, Inc.* ................................     2,100       55,519
                                                                        --------

TOTAL COMMON STOCKS - 94.3% .............................              3,381,200

CASH AND OTHER ASSETS, LESS LIABILITIES - 5.7% ..........                205,634
                                                                        --------

TOTAL NET ASSETS - 100.0% ...............................             $3,586,834
                                                                        ========

*Securities on which no cash dividend was paid during the preceding twelve months.
The indentified cost of investments owned at February 28, 1998, was the same for federal income tax and financial statement purposes.

                            See accompanying notes.

                                  BALANCE SHEET
                                FEBRUARY 28, 1998
                                   (Unaudited)
                                                                     SECURITY
                                                                   EQUITY FUND -
                                                                  SMALL COMPANY
                                                                     SERIES
                                                               ----------------
ASSETS
Investments, at value (identified cost $2,976,486) .............    $ 3,381,200

Cash ...........................................................        409,105
Receivables:
   Securities sold .............................................        136,976
   Interest ....................................................          1,640
   Dividends ...................................................             44
Prepaid expenses ...............................................         18,268
                                                                    -----------
     Total assets ..............................................    $ 3,947,233
                                                                    ===========

LIABILITIES AND NET ASSETS
Liabilities
Payables:
   Securities purchased ........................................    $   356,961
Other Liabilities:
   Transfer & administration fees ..............................            579
   Professional fees ...........................................          1,131
   12b-1 distribution plan fees ................................          1,172
   Directors' fees .............................................             77
   Miscellaneous fees ..........................................            479
                                                                    -----------
     Total liabilities .........................................        360,399
Net Assets:
Paid in capital ................................................      3,497,356
Undistributed net investment loss ..............................         (2,082)
Accumulated undistributed net realized loss on sale of
investments ....................................................       (313,154)
Net unrealized appreciation in value of investments ............        404,714
                                                                    -----------
     Net assets ................................................      3,586,834
                                                                    -----------
       Total liabilities and net assets ........................    $ 3,947,233
                                                                    ===========

CLASS "A" SHARES
Capital shares outstanding .....................................        193,491
Net assets .....................................................    $ 1,972,398
Net asset value per share (net assets divided by shares
outstanding) ...................................................    $     10.19
Add: selling commission (5.75% of the offering price) ..........           0.62
                                                                    -----------
Offering price per share (net asset value divided by 94.25%)  ..    $     10.81
                                                                    ===========

CLASS "B" SHARES
Capital shares outstanding .....................................        158,775
Net assets .....................................................    $ 1,614,436
Net asset value per share (net assets divided by shares
outstanding) ...................................................    $     10.17
                                                                    ===========
                            See accompanying notes.

                             STATEMENT OF OPERATIONS
            FOR THE PERIOD OCTOBER 15, 1997 THROUGH FEBRUARY 28, 1998
                                   (Unaudited)
                                                                    SECURITY
                                                                   EQUITY FUND -
                                                                  SMALL COMPANY
                                                                     SERIES
                                                               ----------------
INVESTMENT INCOME:
   Dividends ...................................................    $     4,395
   Interest ....................................................         12,004
                                                                    -----------
     Total investment income ...................................         16,399

EXPENSES:
   Management fees .............................................         11,279
   Custodian fees ..............................................            925
   Transfer & maintenance fees .................................          1,112
   Administration fees .........................................          1,015
   Directors' fees .............................................             86
   Professional fees ...........................................          1,480
   Reports to shareholders .....................................             73
   Registration fees ...........................................          7,398
   12b-1 distribution plan fees (Class B) ......................          4,895
   Other expenses ..............................................            443
                                                                    -----------
                                                                         28,706
   Less waived fees ............................................        (11,279)
                                                                    -----------
     Total expenses ............................................         17,427
                                                                    -----------
       Net investment loss .....................................         (1,028)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss during the period on:
   Investments .................................................       (313,154)

Net change in unrealized appreciation during the period on:
   Investments .................................................        404,714
                                                                    -----------

     Net gain ..................................................         91,560
                                                                    -----------
       Net increase in net assets resulting from operations ....    $    90,532
                                                                    ===========
                            See accompanying notes .............

                       STATEMENT OF CHANGES IN NET ASSETS
          FOR THE PERIOD OCTOBER 15, 1997 THROUGH FEBRUARY 28, 1998
                                   (Unaudited)
                                                                     SECURITY
                                                                   EQUITY FUND -
                                                                  SMALL COMPANY
                                                                     SERIES
                                                               ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment loss .........................................    $    (1,028)
   Net realized loss ...........................................       (313,154)
   Unrealized appreciation during the period ...................        404,714
                                                                    -----------
     Net increase in net assets resulting from operations ......         90,532

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...................................................         (1,054)
     Class B ...................................................              0
                                                                    -----------
       Total distributions to shareholders .....................         (1,054)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares:
     Class A ...................................................      1,965,812
     Class B ...................................................      1,589,316
   Dividends reinvested:
     Class A ...................................................          1,037
     Class B ...................................................              0
   Shares redeemed:
     Class A ...................................................        (48,809)
     Class B ...................................................        (10,000)
                                                                    -----------
       Net increase from capital share transactions ............      3,497,356
                                                                    -----------

       Total increase in net assets ............................    $ 3,586,834
                                                                    ===========

NET ASSETS:
   Beginning of period .........................................           --
   End of period ...............................................    $ 3,586,834
                                                                    ===========
   Undistributed net investment loss at end of period ..........    $    (2,082)
                                                                    ===========

(a)Shares issued and redeemed
   Shares sold
      Class A ..................................................        198,313
      Class B ..................................................        159,779
   Dividends reinvested
      Class A ..................................................            112
      Class B ..................................................              0
   Shares redeemed
      Class A ..................................................         (4,934)
      Class B ..................................................         (1,004)
                                                                    -----------
      Net increase .............................................        352,266
                                                                    ===========
                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
          FOR THE PERIOD OCTOBER 15, 1997 THROUGH FEBRUARY 28, 1998
                                   (Unaudited)


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                        FISCAL PERIOD ENDED FEBRUARY 28, 1998
                                        -------------------------------------
                                             CLASS A            CLASS B
                                            (b)(c)(d)          (b)(c)(d)
                                            ----------       ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $    10.00       $    10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) .............        0.01            (0.02)
Net Gain On Securities (realized and
unrealized) ..............................        0.19             0.19
                                            ----------       ----------
Total from investment operations .........        0.20             0.17
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...       (0.01)            0.00
Distributions (from Capital Gains) .......        0.00             0.00
                                            ----------       ----------
   Total Distributions ...................       (0.01)            0.00
                                            ----------       ----------
NET ASSET VALUE END OF PERIOD ............  $    10.19       $    10.17
                                            ==========       ==========
TOTAL RETURN (A) .........................       1.90%            1.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....       1,972            1,614
Ratio of Expenses to Average Net Assets ..       1.10%            2.16%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ....................       0.37%          (0.69)%
Portfolio Turnover Rate ..................        360%             360%
Average Commission Paid Per Equity Share
Traded ...................................  $   0.0667       $   0.0667

(a) Total return information does not reflect deduction of a sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Small Company Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows.

                               Class A      2.10%
                               Class B      3.16%

(d) Net investment income (loss) was computed using the average month-end shares outstanding throughout the period.

                            See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1998
                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Security Equity Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company of the series type. The Small Company Series (the Fund) is a series of the Security Equity Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Class B shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. Valuations of the Fund securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Fund generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     B. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains or losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     C. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses.

     D. Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under an investment advisory contract at an annual rate of 1% of the average daily net assets of the Fund. SMC has agreed to waive all the management fees until October 14, 1998.

     The Investment Manager pays Strong Capital Management, Inc., an annual fee based on the combined average net assets of the Fund and another fund within the Security Group of Funds to

                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1998
                                   (Unaudited)

     which Strong provides advisory services. The fee is equal to .50 percent of the combined average net assets under $150 million, .45 percent of the combined average net assets at or above $150 but less than $500 million, and .40 percent of the combined average net assets at or above $500 million.

     SMC also acts as the administrative agent and transfer agent for the Fund and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund. For these services, the Investment Manager receives an administrative fee equal to .09% of the average daily net assets of the Fund. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     The Fund has adopted a Distribution Plan related to the offering Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payment at an annual rate of 1.0% of the average net assets of the Fund's Class B shares.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary SMC, is national distributor for the Fund. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period October 15, 1997 to February 28, 1998, in the amounts presented below


                     SDI underwriting Class A............   $     16

                     CDSC (Class B)......................   $ 11,408

                     Broker/Dealer (Class A).............   $ 13,532

                     Broker/Dealer (Class B).............   $  6,492

     Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.   FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at February 28, 1998, were as follows:


                      Gross unrealized appreciation....... $  430,901

                      Gross unrealized depreciation....... $  (26,187)

                      Net unrealized appreciation......... $  404,714
                                                           ==========
4.   INVESTMENT TRANSACTIONS

     Investment transactions for the period October 15, 1997 to February 28, 1998, (excluding overnight investments and short-term commercial paper) are as follows:

                      Purchases........................... $6,975,331
                      Proceeds from sales................. $3,685,691

                                 SECURITY FUNDS
                                 ANNUAL REPORT
                               SEPTEMBER 30, 1997

                        o  Security Growth and Income Fund

                        o  Security Equity Fund
                           - Equity Series
                           - Global Series
                           - Asset Allocation Series
                           - Social Awareness Series
                           - Value Series

                        o  Security Ultra Fund

                           SECURITY DISTRIBUTORS, INC.
                  [LOGO]   A MEMBER OF THE SECURITY BENEFIT
                           GROUP OF COMPANIES

                                 SECURITY FUNDS
                             PRESIDENT'S COMMENTARY
                               NOVEMBER 15, 1997
To Our Shareholders:

The fiscal year ended September 30 proved to be another extremely rewarding year for investors in equity oriented funds. Shareholders in all the series experienced absolute returns well above historic averages, with performance varying on differing investment objectives. Please read the portfolio managers' letters which follow for more detail about performance in their individual series.

IMPROVING GLOBAL ECONOMIC PICTURE

The global economic backdrop for investors was perhaps the most favorable of any time in the last 30 years. With the United States as the only world superpower, the geopolitical environment produced steady progress toward expansion of democracy and the free market system around the world. Economic globalization has resulted in the most competitive marketplace in history, forcing U.S. companies to focus on productivity improvement rather than price increases to produce record levels of profit growth. Reduced global inflation continued to encourage lower interest rates and the financial markets responded as one would expect from such a bullish scenario.

We continue to believe that the picture remains bright and the potential for further gains in the markets lie ahead in the years to come. The global picture on balance continues to be one which should remain favorable for the markets. Concerns about high valuation levels for equities should ease if, as we expect, long-term interest rates continue to decline in response to favorable global inflation conditions. We believe that the productivity improvement story still has an extended life and will enable companies to generate further earnings gains in the years ahead.

OUR VIEW OF THE MARKETS IN THE MONTHS AHEAD

We expect the markets to respond positively to both lower interest rates and continued improvement in corporate earnings. With continuing strong money flows from investors into equity mutual fund portfolios, we should have ample opportunity for further market moves to the upside. We would not, however, expect total returns to be of the magnitude of those produced the last three years. On a further cautionary note we expect market volatility to be extremely high by historical standards and suggest investors continue to focus on their long-term investment plans in order to keep from being distracted by short-term events.

As always, we appreciate your confidence in our investment professionals. We invite your comments and questions at any time.

Sincerely,

/s/ John Cleland
    President

                        SECURITY GROWTH AND INCOME FUND
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

To Our Shareholders:

The Growth and Income Fund returned 35.31% in the fiscal year ended September 30, very close to the average return of 35.76% for its peer group.1 Performance was improved in the last half of the fiscal year after the emphasis was shifted from well-known large capitalization companies to investment in midcap issues. In addition, the fixed income portion of the portfolio was reduced from near 20% to about 10% over that period.

THE STRUCTURE OF THE PORTFOLIO

The Growth and Income Fund held large weightings in specialty chemicals, utilities, and technology stocks compared with its benchmark, the S&P 500 Index. At the same time it was underweighted in energy and financial stocks. Stock selection rather than sector selection, however, provided the most return in the portfolio.

For example, Tandem Computers increased 170% in value after it was purchased by Compaq Computer Corporation. Mylan Laboratories, Inc., the country's largest producer of generic pharmaceuticals, increased over 80%, recovering from distressed levels which had resulted from fears of too much competition in the generic drug industry.

Other "winners" included Forcenergy, Inc., a small oil exploration and production company with activity in Alaska and China. Its stock appreciated sharply after the company announced a minor discovery in the Gulf of Mexico in March and drew strong purchase recommendations by analysts in subsequent months.

McGraw-Hill Companies, Inc., performed well after gaining market share in the recent textbook adoption cycle. Its subsidiary, Standard & Poor's, made a strong contribution to earnings as a beneficiary of the strong market cycle.

THE BONDS IN THE PORTFOLIO

The fixed income holdings in the portfolio are all bonds which are rated BB or B, the upper tier ratings in the high yield market. The portfolio was the beneficiary of a number of upgrades or potential upgrades including bonds of Seagull Energy Corporation and Heritage Media Corporation. The issuers of two of our holdings, Regency Health Services, Inc. and TLC/Beatrice Holdings, made tender offers for their bonds substantially above the levels at which we had purchased them.

The bond portion of the portfolio is well diversified, with a large number of companies represented. We continue to seek out companies with solid asset value and quality management. These companies are generally considered takeover candidates, but remain strong enough on their own merits that they could come to market with initial public offerings of their own as well.

PLANS FOR THE COMING FISCAL YEAR

We anticipate that for at least the next few months the stock/bond balance in the portfolio will remain close to the current levels. With stock indexes at record high levels, it would be hard to find buying opportunities should we decide to sell holdings in either part of the Fund. As in the past, we retain the flexibility to add to or reduce fixed income positions as market conditions dictate.

Jim Schier
Portfolio Manager

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                        SECURITY GROWTH AND INCOME FUND
                        MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                        Security Growth and Income Fund
                                  vs. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                 Blended Index of 80%
                                                 S&P 500 and 20%
              Security Growth                    Lehman Brothers Long BB
              & Income Fund         S&P 500      High Yield Bond Index

12/31/87 ....    7,797.81          7,737.00           8,216
3/31/88 .....    8,242.31          8,191.45           8,683
6/30/88 .....    8,516.36          8,731.68           9,190
9/30/88 .....    8,398.14          8,765.43           9,267
12/31/88 ....    8,634.09          9,037.53           9,550
3/31/89 .....    9,163.57          9,672.65          10,094
6/30/89 .....    9,731.38         10,523.53          10,895
9/30/89 .....   10,186.62         11,644.29          11,873
12/31/89 ....   10,397.92         11,883.53          12,084
3/31/90 .....   10,009.53         11,524.48          11,813
6/30/90 .....   10,072.70         12,249.36          12,504
9/30/90 .....    9,597.34         10,561.09          10,980
12/31/90 ....   10,086.40         11,506.50          11,794
3/31/91 .....   10,961.24         13,181.80          13,400
6/30/91 .....   11,132.78         13,154.52          13,519
9/30/91 .....   11,734.31         13,862.61          14,206
12/31/91 ....   12,291.54         15,021.68          15,289
3/31/92 .....   12,058.61         14,638.33          15,137
6/30/92 .....   11,940.75         14,926.04          15,414
9/30/92 .....   12,281.57         15,388.86          15,923
12/31/92 ....   12,882.97         16,173.87          16,602
3/31/93 .....   13,462.60         16,866.88          17,335
6/30/93 .....   13,584.67         16,953.66          17,550
9/30/93 .....   14,198.80         17,387.25          18,026
12/31/93 ....   13,936.03         17,789.61          18,457
3/31/94 .....   13,599.78         17,110.97          17,816
6/30/94 .....   12,746.07         17,180.83          17,852
9/30/94 .....   13,114.66         18,026.75          18,634
12/31/94 ....   12,841.14         18,022.17          18,644
3/31/95 .....   13,594.05         19,776.75          20,334
6/30/95 .....   14,879.60         21,653.34          22,164
9/30/95 .....   15,770.24         23,374.82          23,694
12/31/95 ....   16,404.77         24,767.78          24,958
3/31/96 .....   17,519.85         26,114.05          26,056
6/30/96 .....   18,211.31         27,293.02          27,042
9/30/96 .....   18,973.42         28,128.03          27,898
12/31/96 ....   19,570.68         30,482.74          30,951
3/31/97 .....   19,522.10         31,280.23          31,672
6/30/97 .....   22,226.84         36,752.08          36,424
9/30/97 .....   25,672.03         39,516.47          38,955
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $25,672. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers BB Composite Index. The same $10,000 investment in the blended index would have grown to $38,955.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                % of net assets
                                ---------------
Mylan Laboratories, Inc.             5.0%
Harris Corporation                   3.4%
Computer Sciences Corporation        3.3%
The Cheesecake Factory               3.1%
Equitable Resources, Inc.            2.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997
                               1 year           5 years           10 years
                               ------           -------           --------
A Shares                       35.31%            15.89%            10.54%
A Shares with sales charge     27.55%            14.54%             9.89%
B Shares                       34.01%            15.18%              N/A
                                               (10-19-93)
                                          (since inception)
B Shares with CDSC             29.01%            14.67%              N/A
                                               (10-19-93)
                                          (since inception)

                         ONE YEAR RETURN INCREASES 15%

                         A Shares:  9/30/97     35.31%
                                    9/30/96     20.31%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

TO OUR SHAREHOLDERS:

The environment for the stock market continued to be positive throughout the fiscal year just completed. Inflation extended its downward progress, and interest rates followed suit. These factors combined with moderate economic growth to provide favorable market conditions in which stock prices could appreciate. Security Equity Series gained 32.08% for the year, slightly below the 33.52% average return of its peer group of funds.(1)

CONTRIBUTORS TO SOLID PERFORMANCE

Our emphasis on high quality, above-average earnings growth companies was the primary reason for good performance in the Series. Large cap companies with a portion of their earnings coming from international operations were the stars of the stock markets during the first part of the fiscal year. Our overweighting in financial stocks such as banks and insurance companies added to total return, too, as these issues benefited from falling interest rates and low inflation.

We also had an above-average weighting in the health care sector, which was a positive for performance as this sector continued to do well. Early in the year, the expectation was that economic growth would slow, and we believed that earnings of health care companies would remain stable in this slowing environment.

WINNERS IN THE PORTFOLIO

Among stocks which contributed the most to total return was Microsoft Corporation, up just over 100% during the fiscal year. Bristol-Myers Squibb Company rose over 76% in the year as an improving new product outlook was perceived as leading to an accelerating growth rate.

A new holding in the portfolio, Halliburton Company (a diversified energy services firm), rose steadily along with other stocks in the oil services industry. This is one of very few industries that had the ability to increase prices in a very price-competitive environment as capacity has not increased and consolidation of companies within the industry decreased competition.

ADVERSE EFFECTS ON PERFORMANCE

During the late months of the fiscal year, disturbances in the currency markets caused the foreign earnings of some of the same large multinational companies that had done well earlier, to be hurt because of the currency translations. Stocks of midcap companies outperformed during this time because of their smaller exposure to currency risks. Our underweighting in midcap issues hurt our performance in these later months.

Specific earnings problems at Corning, Inc., a manufacturer of fiber for fiberoptic cable, had a negative impact on portfolio return as Corning lowered its estimate of its earnings growth. Similarly, analysts expected that earnings disappointments were possible for Aetna, Inc. The concerns were based on medical claims cost increases overwhelming gains in medical insurance premiums.

THE COMING YEAR

Expectations are for economic growth to moderate without sliding into a recession in coming months. We believe inflation and interest rates should continue to support a positive environment for stocks. Our emphasis will remain on seeking companies with consistent above-average earnings growth. We also plan to increase our investment in medium sized companies. Their relative valuation and earnings growth potential at this time make them more attractive than many larger companies.

    Terry Milberger
    Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                                  PERFORMANCE

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                    S&P 500            Equity Series

12/31/87 .....      7,737.00              7,324.67
3/31/88 ......      8,191.45              7,822.46
6/30/88 ......      8,731.68              8,106.92
9/30/88 ......      8,765.43              8,409.15
12/31/88 .....      9,037.53              8,728.25
3/31/89 ......      9,672.65              9,457.13
6/30/89 ......      10,523.53             10,404.67
9/30/89 ......      11,644.29             11,898.85
12/31/89 .....      11,883.53             11,413.68
3/31/90 ......      11,524.48             11,102.38
6/30/90 ......      12,249.36             11,807.95
9/30/90 ......      10,561.09             10,002.52
12/31/90 .....      11,506.50             10,885.65
3/31/91 ......      13,181.80             12,753.74
6/30/91 ......      13,154.52             12,776.80
9/30/91 ......      13,862.61             13,422.56
12/31/91 .....      15,021.68             14,720.94
3/31/92 ......      14,638.33             14,897.70
6/30/92 ......      14,926.04             14,695.69
9/30/92 ......      15,388.86             14,796.69
12/31/92 .....      16,173.87             16,298.23
3/31/93 ......      16,866.88             17,296.62
6/30/93 ......      16,953.66             17,161.72
9/30/93 ......      17,387.25             18,160.11
12/31/93 .....      17,789.61             18,681.85
3/31/94 ......      17,110.97             18,013.45
6/30/94 ......      17,180.83             17,712.67
9/30/94 ......      18,026.75             18,514.74
12/31/94 .....      18,022.17             18,203.12
3/31/95 ......      19,776.75             19,972.88
6/30/95 ......      21,653.34             21,959.33
9/30/95 ......      23,374.82             23,656.84
12/31/95 .....      24,767.78             25,197.00
3/31/96 ......      26,114.05             27,234.70
6/30/96 ......      27,293.02             28,410.30
9/30/96 ......      28,128.03             29,546.70
12/31/96 .....      30,482.74             30,910.18
3/31/97 ......      31,280.23             31,124.85
6/30/97 ......      36,752.08             36,405.34
9/30/97 ......      39,516.47             39,024.12
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $39,024. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                 TOP 5 HOLDINGS**

                                 % of net assets
                                 ---------------
Tyco International, Ltd.               1.9%
Compaq Computer Corporation            1.8%
Bristol-Myers Squibb Company           1.8%
U.S. Industries, Inc.                  1.7%
Omnicom Group, Inc.                    1.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           1 YEAR    5 YEARS    10 YEARS
                           ------    -------    --------
A Shares                   32.08%     21.40%     15.26%
A Shares with sales charge 24.48%     19.97%     14.59%
B Shares                   30.85%     19.86%      N/A
                                    (10-19-93)
                                (since inception)
B Shares with CDSC         25.85%     19.41%      N/A
                                    (10-19-93)
                                 (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                   [LOGO]    SUBADVISOR - LEXINGTON
                             MANAGEMENT CORPORATION
TO OUR SHAREHOLDERS:

The Global Equity Series of Security Equity Fund returned 20.22% during the fiscal year ended September 30, 1997.(1) The average global fund gained 24.63% according to Lipper Analytical Services, Inc., while the benchmark Morgan Stanley Capital International World Index rose 22.36%.

CONTRIBUTORS TO PERFORMANCE
The Series benefited from strength in European holdings, low weightings in Japan and Southeast Asia, and strong stock selection in several smaller countries. Nonetheless, an underweighting of U.S. stocks, which climbed an astounding 40.45% as measured by the S&P 500 Index, held performance down. The value bias of the portfolio hurt as well, as value investing trailed momentum and growth stock investing throughout the year.

STRONG PERFORMANCES IN WORLD EQUITY MARKETS
The global bull market continued in 1997 driven by liquidity and by companies' greater emphasis on shareholder value. World bond market yields declined between 50 and 100 basis points, while a strong dollar enhanced earnings of many businesses in Europe and Japan. The dollar rose 15.4% against the German mark and 8.1% against the Japanese yen.

European markets performed extremely well for several reasons. Falling interest rates, driven lower by weak economic activity as well as growing investor belief in European Monetary Union, drove European equity prices higher. Profits also surged in Europe due to an accelerated pace of corporate restructuring and a strong U.S. dollar, which improved the earnings of export-driven companies. The U.S. market powered ahead as a result of continued money flows into U.S. stocks and bonds. Earnings often surprised on the upside as American profit maximization continued. Japan remains the one troubled economic power struggling, while corporate Japan still lacks a focus on shareholder value.

LOOKING AHEAD AT GLOBAL MARKETS
It is unlikely that 1998 will be as strong a year for stocks as 1997 proved to be. Global liquidity may be less accommodative if interest rates rise in Europe and the United States. European markets appear to offer the best investment opportunity because of a relatively young restructuring story. We believe profits should remain strong in Europe; however, U.S. profit growth may be dull. It is hard to argue for a further rise in U.S. profitability when it is already at historically lofty levels.

Inflation remains a major risk particularly on the wage front. Rising wages could lead to higher interest rates as well as some profit margin contraction, and this is not a good scenario for U.S. stocks. Japanese equities may at some point present a buying opportunity if they continue to plummet.

OUR PLANS FOR THE COMING FISCAL YEAR
The Global Equity Series maintains its focus on individual stocks which offer good value. Strong management with high incentives to create shareholder value remains our major criterion for stock selection. Opportunities are still plentiful, but as always, risk must be considered as well as reward. Weightings in the Series continue to favor Europe over Japan and the U.S. because of the stronger profit outlook there and increasing corporate activity in some sectors. After the sharp fall in Asian markets, we added several export-driven companies to the portfolio, in keeping with our focus on finding quality companies at attractive prices. We expect this strategy to pay off in the long term.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY GLOBAL SERIES VS. MORGAN
                    STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   MSCI             Global Series

12/31/93 ....   10,093.00             10,283.02
3/31/94 .....   10,452.39             9,971.70
6/30/94 .....   10,993.54             10,132.08
9/30/94 .....   11,011.45             10,443.40
12/31/94 ....   10,906.63             9,436.69
3/31/95 .....   11,118.33             9,926.78
6/30/95 .....   11,207.89             10,561.01
9/30/95 .....   11,684.06             10,339.99
12/31/95 ....   12,166.47             11,330.95
3/31/96 .....   12,527.21             12,018.59
6/30/96 .....   12,734.65             11,839.21
9/30/96 .....   12,728.36             12,277.69
12/31/96 ....   12,940.36             13,146.09
3/31/97 .....   12,746.89             13,080.25
6/30/97 .....   14,411.02             14,901.82
9/30/97 .....   14,318.68             14,879.87
12/31/97

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $14,880. By comparison, the same $10,000 investment would have grown to $14,319 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                      % of net assets
                                      ---------------
  Bohler-Uddeholm AG                       2.6%
  Foster's Brewing Group, Ltd.             2.3%
  Imax Corporation                         2.0%
  Jefferson Smurfit                        1.9%
  Deutsche Bank AG                         1.9%

  **At September 30, 1997
                            AVERAGE ANNUAL RETURNS
                           As of September 30, 1997

                                1 YEAR        SINCE INCEPTION
                                ------        ---------------
A Shares                        20.22%             12.07%
                                                 (10-1-93)
A Shares with sales charge      13.29%             10.42%
                                                 (10-1-93)
B Shares                        19.01%             11.26%
                                                 (10-19-93)
B Shares with CDSC              14.01%             10.70%
                                                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                                    MERIDIAN
                            [LOGO]  INVESTMENT
                                    MANAGEMENT

SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

TO OUR SHAREHOLDERS:

The Asset Allocation Series returned 19.00% over the last 12 months, relative to a peer group average return of 21.22%.(1) A continued surge in global equity markets has allowed asset allocation portfolios to post returns far in excess of historical norms.

The strong performance of many asset allocation portfolios is due to their heavy weightings in large capitalization U.S. stocks. This is evidenced by the high correlation between the S&P 500 and the Lipper asset allocation peer group. As the S&P 500 has gained approximately 40% the last 12 months, many asset allocation portfolios have benefited. However, the reliance on U.S stocks in asset allocation portfolios reduces the potential benefits of diversification and exposes these portfolios to the risk of a falling U.S.
market.

DIVERSIFICATION IN THE PORTFOLIO

The Asset Allocation Series has demonstrated low correlation with the S&P 500, a desirable portfolio characteristic for investors seeking diversification from a typical domestic equity portfolio. The low correlation relative to the S&P 500 is due to the portfolio's composition, which can include foreign stocks, U.S. stocks, U.S. bonds, gold stocks, and real estate investment trusts (REITs).

Throughout the fiscal year we maintained approximately 25% of the portfolio in the U.S. stock market, and many industries we have owned have been market leaders. The truck parts & supplies, trucking, and computer peripheral industries have been among the best in the market the last twelve months.

Since valuations for the U.S. stock market have remained near historic highs, the portfolio has invested in undervalued markets outside the U.S. Foreign equity markets emphasized the last year include Japan, Germany, Italy, and Belgium. All of these markets, with the exception of Japan, have outperformed the U.S. market in local currency terms. Due to the strength of the dollar, however, the full benefit of these market rallies was reduced when converted to dollar terms.

THE ATTRACTIVENESS OF THE JAPANESE MARKET

Most equity markets in the last several years have appreciated far in excess of their historical norms. Because of this, many markets are not the bargains they once were. The exception to this is Japan. The Japanese market has yet to recover from the decline it has seen through much of the 1990s. However, our valuation measures suggest that the Japanese stock market is undervalued and a compelling investment opportunity. With negative sentiment in the market, prices near recent lows, and attractive valuations, we remain bullish and expect that market to contribute to the appreciation of the Asset Allocation portfolio.

VALUE IN DEPRESSED GOLD STOCKS

The portfolio holds a small position in gold stocks, purchased in spite of recent negative market sentiment. As a portfolio that seeks undervalued investments, the Asset Allocation portfolio often owns securities that are out of favor with the investing public. This negative market sentiment, however, creates an opportunity for value investors as prices are pushed below their intrinsic values. As gold prices were dropping to recent lows and the prices of gold stocks were being punished, we purchased select gold issues. Initially a drag on the portfolio, these holdings were among the market leaders as the fiscal year ended.

Many asset categories and markets have experienced rapid appreciation in the last year, and many valuations in some markets are stretched. Because of this we will continue to be deliberate in our selection process and valuation methodology.

Patrick Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived a portion of the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

        Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY ASSET ALLOCATION SERIES
                                   VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  S&P 500     Meridian Blended Index     Asset Allocation Series

6/30/95 .....    10,235.00               10,083               9,500.47
9/30/95 .....    11,049.00               10,607               9,934.02
12/31/95 ....    11,707.00               11,109               10,158.02
3/31/96 .....    12,343.00               11,445               10,563.16
6/30/96 .....    12,901.00               11,784               10,790.43
9/30/96 .....    13,295.00               12,052               10,928.77
12/31/96 ....    14,408.00               12,800               11,496.36
3/31/97 .....    14,785.00               12,909               11,568.73
6/30/97 .....    17,372.00               14,391               12,375.13
9/30/97 .....    18,679.00               15,083               13,005.77
12/31/97

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $13,006. By comparison, the same $10,000 investment would have grown to $18,679, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $15,083.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                             TOP 5 EQUITY HOLDINGS**

                                       % of net assets
                                       ---------------
  Placer Dome, Inc.                        2.0%
  Barrick Gold Corporation                 1.9%
  Newmont Mining Corporation1              1.7%
  Battle Mountain Gold Company             1.3%
  Homestake Mining Company                 1.2%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                         1 year  Since Inception
                                         ------  ---------------
A Shares                                 19.00%  14.79% (6-1-95)
A Shares with sales charge               12.16%  11.92% (6-1-95)
B Shares                                 17.95%  13.70% (6-1-95)
B Shares with CDSC                       12.95%  12.25% (6-1-95)

                        ONE YEAR RETURN INCREASES 8.99%

                        A Shares:       9/30/97 19.00%
                                        9/30/96 10.01%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                  SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

To Our Shareholders:

The Social Awareness Series is off to a great start. The Series began operations on November 1, 1996, and has returned 19.93% to its shareholders in this partial year of operation.(1) Net assets have grown quickly to nearly $10 million.

THE SOCIAL SCREENS USED FOR THE SERIES

Portfolio managers for this type of fund have the responsibility of monitoring the social records of companies held or considered for inclusion in the funds. In the Social Awareness Series we seek out companies that substantially support the communities in which they operate, have sound employee relations policies and practices, have fair and unbiased employment practices, have strong family benefits, and have taken positive steps to address environmental challenges.

In addition to these positive screens, we also include a list of six negative screens. We look for companies that do not engage in the production of nuclear energy, manufacturing of weapons systems, practices that pollute the environment, production of alcoholic beverages, manufacturing of tobacco products, or engage in gaming operations. We will be happy to provide more details about our screening processes to any requesting shareholder .

STRONG PERFORMERS IN THE PORTFOLIO

Electronics manufacturer, Solectron Corporation, has risen 66% since the inception of the Social Awareness Series. Five out of the company's eight senior line executives are Asian American, including one woman. Located in Milpitas, California, the company's workforce is remarkably diverse. It often publishes information sheets for employees in six languages. Solectron encourages self-directed work teams and provides substantial employee training. It was recently announced that Solectron again won the Malcolm Baldridge National Quality Award for performance excellence among U.S. companies. It's the first company in the award's ten-year history to win for a second time.

Oxford Health Plans, Inc., up 60% since the portfolio's inception, provides managed care health benefit plans in the northeastern United States. Its SmokEnders subsidiary provides smoking cessation services. In 1996 the company donated 2.2% of its average earnings for the past three years to charity, and gave 42 computers to schools and community organizations in its service areas. Oxford Health Plans believes strongly in incentive compensation and performance awards for employees at all levels.

Coffee and expresso beverage retailer, Starbucks Corporation, is well known for its strong social practices. The company is one of few U.S. firms that offers part-time employees health benefits, stock options, and participation in its 401(k) plan. Even local communities of the countries where the company purchases its coffee beans receive generous charitable support. Starbucks stock has risen 28% since it was included in the portfolio.

THE FUTURE FOR SOCIAL FUNDS

Demand for investments in the social awareness arena continues to grow. The Social Investment Forum has just released a study on the growth of the industry which shows that money invested in social funds has grown from $639 billion in 1995 to nearly $1.2 trillion currently. We are pleased to note that far more corporations are willing to openly discuss their progress on social issues as public demand has increased for them to do so. We look forward to combining strong performance with social consciousness for shareholders in the Social Awareness Series in the years ahead.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997 and in the absence of such waiver the performance quoted would be reduced.

                     SECURITY EQUITY SOCIAL AWARENESS SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY SOCIAL AWARENESS SERIES
                       VS. S&P 500 AND DOMINI SOCIAL INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P 500      Domini Social Index     Social Awareness Series

12/31/96 ....   10,548.00         10,553.42                  9,440.95
3/31/97 .....   10,824.00         10,912.97                  9,007.54
6/30/97 .....   12,718.00         12,857.55                 10,433.42
9/30/97 .....   13,675.00         13,937.09                 11,300.25

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $11,300. By comparison, the same $10,000 investment would have grown to $13,675 based on the S&P 500 Index's performance and $13,937 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                              % of net assets
                              ---------------
Intel Corporation                 3.4%
Microsoft Corporation             2.8%
Coca-Cola Company                 2.6%
Merck & Company, Inc.             2.5%
Procter & Gamble, Inc.            2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                              Since Inception
                                              ---------------
                     A Shares                     19.93%
                     A Shares with sales charge   13.00%
                     B Shares                     18.73%
                     B Shares with CDSC           13.73%

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from November 1, 1996 (date of inception) to September 30, 1997 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                        SECURITY EQUITY FUND-VALUE SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

The Value Series of Security Equity Fund is off to an amazing start. >From its inception May 1, 1997, through September 30, it returned 29.50%.(1) This compares most favorably with the 20.39% same-period return of a group of 218 funds with a similar objective.

The portfolio is diversified across a broad variety of industries. The primary reason for strong performance wasn't the choice of industries, it was instead stock selection within those industries. The outperforming issues were mostly in three sectors: health care, energy, and consumer staples.

SOME STOCKS PERFORMED EXCEPTIONALLY WELL

Leading the winning stocks was Tandem Computers, which was bought by Compaq Computer Corporation in June and subsequently rose 170% in value. Another outperformer was Mylan Laboratories, Inc., the largest producer of generic drugs in the U.S. Prior to our purchase of the stock, Mylan's stock had declined in value because of investors' fears that increasing competition in the generic pharmaceuticals industry would erode its earnings. We believed that the company had value greater than the price to which its stock had fallen, and were rewarded after our purchase with an 80% return.

Canandaigua Brands, Inc., a company which produces and markets wines, beers and distilled spirits, has generated a 60% return since we purchased it. The stock's price had been depressed based on fears of higher grape costs. Canandaigua's earnings results were strong and once these cost pressures subsided, the stock price recovered. Other companies which have performed favorably in the portfolio include Louisiana Land and Exploration Company, Forcenergy, Inc., and Corporate Express, Inc.

It is interesting to note that among the top ten strongest-performing stocks in the Value Series, only two were large capitalization companies over $5 billion in size. The average asset size of the companies represented in the portfolio as of September 30, was about $3.4 billion.

NOT ALL THE HOLDINGS WERE WINNERS

As you would expect, some of the portfolio holdings underperformed industry averages. A small-cap company called Material Sciences Corporation had the most significant negative impact on performance, declining 5% over the holding period. Material Sciences is an industrial company with wide product lines that capitalizes on its skills in metallurgy and chemistry to provide value-added features to everyday products. Its second quarter earnings were disappointing because sales were below expectations and manufacturing efficiencies that the company had projected developed slower than planned. We still hold the stock because of its strong propietary market positions in several areas such as the manufacture of a film used in window glass to block various types of the sun's rays, and a metal coating on the interior of automobile brakes to make them quieter.

LOOKING AHEAD TO OUR FIRST FULL FISCAL YEAR

In the Value Series portfolio we look for undervalued individual stocks rather than betting on the performance of particular industries. We are currently seeing more attractive ideas in the small capitalization area, along with a few occasionally in the large-cap arena. With the strong market advances we have experienced in recent months, it is difficult to find undervalued issues. If we have difficulty locating enough stocks that look relatively underpriced, we anticipate that our focus will shift to emphasizing stable low-risk investments.

Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

                        SECURITY EQUITY FUND-VALUE SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                              SECURITY VALUE SERIES
                          VS. S&P 500/BARRA VALUE INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

               Value Series    S&P 500/BARRA Value Index

5/31/97 ....    10,084.83           10,593
6/30/97 ....    10,386.43           10,980
7/31/97 ....    11,489.16           11,841
8/31/97 ....    11,555.14           11,282
9/30/97 ....    12,205.47           11,922

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,205. By comparison, the same $10,000 investment would have grown to $11,922, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have grown to $11,922.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                        % of net assets
                                        ---------------
  Angelica Corporation                       3.8%
  Computer Sciences Corporation              3.5%
  Mylan Laboratories, Inc.                   3.3%
  Chiquita Brands International, Inc.        3.1%
  Corporate Express, Inc.                    3.1%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           Since Inception
                           ---------------
  A Shares                     29.50%
                              (5-1-97)

  A Shares with sales charge   22.05%
                              (5-1-97)

  B Shares                     29.10%
                              (5-1-97)

  B Shares with CDSC           24.10%
                              (5-1-97)

The performance data above represents past performance which is not predictive of future results. The returns have been caluclated from May 1, 1997 (date of inception) to September 30, 1997, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                               SECURITY ULTRA FUND
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

During the first half of the fiscal year, the emphasis on growth stocks held back performance in the Ultra Fund as value-oriented issues outperformed their growth counterparts. Our total return of 20.57% for the year ended September 30, while very attractive, was less than the 26.88% average of our peer group of funds.(1)

A BETTER SECOND HALF

Performance in the midcap sector improved in the second half of the fiscal year as expectations for a slowdown in earnings of S&P 500 companies became a reality. The strong U.S. dollar had a negative impact on larger companies, while midsized firms with less exposure to foreign earnings, benefited.

The supply and demand ratio became better balanced in the second half, also. The calendar of initial public offerings diminished while cash flows into mutual funds remained strong. Passage of a capital gains tax cut gave a psychological boost to midcap stocks during this period as well. Stocks of midsized companies generally receive a smaller portion of their total return from dividends, which are taxed as ordinary income rather than at the more favorable capital gains levels.

AREAS OF STRONG PERFORMANCE

Stocks representing the financial sector in the Ultra Fund did especially well in the year just completed. Our investments in this area were tailored primarily around asset management firms, which gained because of the strong equity markets. These included Franklin Resources, Inc., up 110% over the year, State Street Corporation which rose 112%, and Charles Schwab Corporation, gaining 133% during the period. Our investments in the oil field service company area of the energy sector outperformed also. The companies advanced in share price as drilling activity and demand for equipment increased. The capacity in the oil field service area is less than in the late 1980's as companies have merged or gone out of business. This enables the remaining firms to raise their prices, a feat that other industries have found difficult in these price-competitive times. Two of our stronger performers were ENSCO International, Inc., up 71%, and Global Marine, Inc., returning 112%.

PLANS FOR THE MONTHS AHEAD

We believe that midcap stocks still have upside price potential, although a "breather" from the upward market movement would not be surprising. In general, midcap valuations remain lower than their large-cap counterparts, and growth prospects for the sector are favorable. When the currency markets are extremely volatile, those midcap companies with smaller portions of earnings coming from overseas should stay in favor with investors. Finally, when earnings of the Standard and Poor's 500 stocks show signs of slowing, the growth component of the midcap sector should gain as investors seek faster earnings growth.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                               SECURITY ULTRA FUND
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                               SECURITY ULTRA FUND
                               VS. S&P MIDCAP 400

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P Midcap 400     Security Ultra Fund

12/31/87 ....      7,820.77              6,285.32
3/31/88 .....      8,839.42              7,134.37
6/30/88 .....      9,325.29              7,794.74
9/30/88 .....      9,203.14              7,452.76
12/31/88 ....      9,452.84              7,730.71
3/31/89 .....     10,355.07              8,026.67
6/30/89 .....     11,391.35              8,358.15
9/30/89 .....     12,634.49              9,340.77
12/31/89 ....     12,812.45              8,654.28
3/31/90 .....     12,412.89              8,616.32
6/30/90 .....     13,149.55              9,590.56
9/30/90 .....     10,811.73              5,642.99
12/31/90 ....     12,156.85              6,280.08
3/31/91 .....     14,947.18              8,581.88
6/30/91 .....     14,837.45              8,169.42
9/30/91 .....     16,250.45              8,941.13
12/31/91 ....     18,247.00             10,031.64
3/31/92 .....     18,154.77             10,127.04
6/30/92 .....     17,589.99              8,709.53
9/30/92 .....     18,273.82              9,077.55
12/31/92 ....     20,420.52             10,805.04
3/31/93 .....     21,089.64             10,890.01
6/30/93 .....     21,581.62             10,847.52
9/30/93 .....     22,668.00             11,513.09
12/31/93 ....     23,272.13             11,878.08
3/31/94 .....     22,389.26             11,227.23
6/30/94 .....     21,573.66             10,218.40
9/30/94 .....     23,034.67             11,097.06
12/31/94 ....     22,440.35             11,091.44
3/31/95 .....     24,276.53             11,473.33
6/30/95 .....     26,394.03             12,237.10
9/30/95 .....     28,970.11             13,615.23
12/31/95 ....     29,383.93             13,231.44
3/31/96 .....     31,192.81             14,164.31
6/30/96 .....     32,091.02             15,325.63
9/30/96 .....     33,025.30             15,706.39
12/31/96 ....     35,025.97             15,616.47
3/31/97 .....     34,505.64             14,386.82
6/30/97 .....     39,577.13             16,415.73
9/30/97 .....     45,941.47             18,936.50
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $18,937. In comparison, the same $10,000 investment would have grown to $45,941 based on the S&P Midcap's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                  % of net assets
                                  ---------------
Franklin Resources, Inc.               2.9%

Coca-Cola Enterprises, Inc.            2.6%

State Street Corporation               2.4%

Charles Schwab Corporation             2.3%

SunAmerica, Inc.                       2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                      1 YEAR         5 YEARS         10 YEARS
                                      ------         -------         --------
A Shares                              20.57%          14.96%           6.90%
A Shares with sales charge            13.68%          13.59%           6.27%
B Shares                              19.58%          11.91%            N/A
                                                    (10-19-93)
                                                 (since inception)

B Shares with CDSC                    14.58%         11.36%             N/A
                                                   (10-19-93)
                                                 (since inception)

                         ONE YEAR RETURN INCREASES 5.21%

                         A Shares:    9/30/97    20.57%
                                      9/30/96    15.36%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                        SECURITY GROWTH AND INCOME FUND
                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER         MARKET
PREFERRED STOCKS                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
BANKING AND CREDIT - 1.0%
California Federal Bank ......................            8,250       $  941,015

COMMUNICATION - 0.2%
Cablevision Systems Corporation ..............            2,193          240,172

ENTERTAINMENT - 0.4%
Time Warner, Inc. ............................              322          367,526

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation .............            3,000          319,500
                                                                      ----------
 Total preferred stocks - 1.9% ...............                         1,868,213

TRUST PREFERRED SECURITIES(1)

FINANCE - 0.3%
S I Financing, Inc., 9.50% - 2026 ............           10,000          268,125

CORPORATE BONDS

AEROSPACE & DEFENSE - 0.2%
Burke Industries, Inc.,
 10.00% - 2007 ...............................       $  200,000          204,500

BANKING & CREDIT - 0.4%
BF Saul REIT, 11.625% - 2002 .................       $  250,000          269,062
Bay View Capital Corporation,
 9.125% - 2007 ...............................       $  100,000          103,250
                                                                      ----------
                                                                         372,312
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Knoll, Inc., 10.875% - 2006 ..................       $   63,000           70,245

CHEMICALS - 0.3%
Envirodyne Industries, Inc.,
 12.00% - 2000 ...............................       $  250,000          274,687

COMMUNICATIONS - 1.6%
Albritton Communications Company,
 9.75% - 2007 ................................       $  125,000          124,375
Century Communications Corporation,
 9.50% - 2005 ................................       $  250,000          261,250
CF Cable TV, Inc., 11.625% - 2005 ............       $  200,000          230,500
Comcast Corporation, 9.125% - 2006 ...........       $  385,000          413,394
Heritage Media Corporation,
 8.75% - 2006 ................................       $  100,000          107,625
Rogers Cablesystems Ltd.,
 9.625% - 2002 ...............................       $  250,000          265,000
Rogers Communications, Inc.,
 9.125% - 2006 ...............................       $  200,000          205,000
                                                                      ----------
                                                                       1,607,144
DIVERSIFIED - 0.3%
Sequa Corporation, 9.375% - 2003 .............       $  250,000       $  261,875

ELECTRIC & GAS COMPANIES - 0.5%
AES Corporation, 10.25% - 2006 ...............          250,000          274,375
Cal Energy Company, Inc.,
 9.50% - 2006 ................................          200,000          215,500
                                                                      ----------
                                                                         489,875
ENTERTAINMENT - 0.4%
Harrah's Operating, Inc.,
 8.75% - 2000 ................................          400,000          411,500

FINANCE - 0.5%
Dollar Financial Group, Inc.,
 10.875% - 2006 ..............................          300,000          323,250
Homeside, Inc., 11.25% - 2003 ................          121,000          142,629
                                                                      ----------
                                                                         465,879
FOOD & BEVERAGE TRADE - 0.5%
Cott Corporation, 9.375% - 2005 ..............          250,000          261,875
Delta Beverage Group,
 9.75% - 2003 ................................          250,000          262,813
                                                                      ----------
                                                                         524,688
HOSPITAL MANAGEMENT - 0.8%
Regency Health Services, Inc.,
 9.875% - 2002 ...............................          475,000          526,062
Tenet Healthcare Corporation,
 10.125% - 2005 ..............................          250,000          273,437
                                                                      ----------
                                                                         799,499
INDUSTRIAL PRODUCT - 0.3%
Shop Vac Corporation,
 10.625% - 2003 ..............................          250,000          269,688

MANUFACTURING - 0.3%
AGCO Corporation, 8.50% - 2006 ...............          250,000          259,375

OIL & GAS COMPANIES - 0.3%
Seagull Energy Corporation,
 8.625% - 2005 ...............................          250,000          261,875

PUBLISHING & PRINTING - 0.2%
Golden Books Publishing, Inc.,
 7.65% - 2002 ................................          250,000          237,500

REFINERY - 0.3%
Crown Central Petroleum Corporation,
 10.875% - 2005 ..............................          250,000          262,812

RESTAURANTS - 0.5%
Carrols Corporation, 11.50% - 2003 ...........          475,000          507,063

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
CORPORATE BONDS (continued)                             OF SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.1%
Zale's Corporation, 8.50% - 2007 .............       $  100,000       $  100,125

STEEL & METAL PRODUCTS - 0.1%
AK Steel Corporation,
  9.125% - 2006 ..............................       $  125,000          132,500

TEXTILES - 0.5%
Delta Mills, Inc., 9.625% - 2007 .............       $  100,000          100,375
Pillowtex Corporation, 10.00% - 2006 .........       $  125,000          131,875
Westpoint Stevens, Inc.,
 9.375% - 2005 ...............................       $  250,000          263,125
                                                                      ----------
                                                                         495,375
                                                                      ----------
 Total corporate bonds - 8.2% ................                         8,008,517

COMMON STOCKS

BANKS - MAJOR REGIONAL - 3.8%
Bank Of New York Company, Inc. ...............           20,000          960,000
Northern Trust Corporation ...................           20,000        1,182,500
Wells Fargo & Company ........................            5,800        1,595,000
                                                                      ----------
                                                                       3,737,500
CHEMICALS - BASIC - 1.3%
Praxair, Inc. ................................           25,000        1,279,687
CHEMICALS - SPECIALTY - 3.4%
Dexter Corporation ...........................           40,000        1,602,500
Materials Sciences Corporation* ..............           28,000          399,000
Minerals Technologies, Inc. ..................           30,000        1,336,875
                                                                      ----------
                                                                       3,338,375
COMMUNICATION EQUIPMENT - 4.6%
ANTEC Corporation* ...........................          100,000        1,175,000
Harris Corporation ...........................           72,000        3,294,000
                                                                      ----------
                                                                       4,469,000
COMPUTER HARDWARE - 0.6%
Compaq Computer Corporation* .................            8,000          598,000

COMPUTER PERIPHERALS - 0.5%
Seagate Technology, Inc.* ....................           13,200          476,850

COMPUTER SOFTWARE/SERVICES - 5.6%
Computer Sciences Corporation* ...............           46,000        3,254,500
DST Systems, Inc.* ...........................           60,000        2,220,000
                                                                      ----------
                                                                       5,474,500
ELECTRIC COMPANIES - 2.0%
Scana Corporation ............................           40,000        1,002,500
Wisconsin Energy Corporation .................           36,000          936,000
                                                                      ----------
                                                                       1,938,500
ELECTRONICS - SEMICONDUCTORS - 1.1%
Atmel Corporation* ...........................           30,000       $1,093,125

ELECTRONICS - INSTRUMENTATION - 1.6%
E G & G, Inc. ................................           22,000          455,125
Perkin-Elmer Corporation .....................           15,000        1,095,938
                                                                      ----------
                                                                       1,551,063
FINANCIAL - DIVERSE - 1.6%
Capital One Financial Corporation ............           34,000
                                                                       1,555,500
FOODS - 1.7%
Chiquita Brands International, Inc. ..........          105,000
                                                                       1,693,125
HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Allegiance Corporation .......................           30,000          930,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.8%
Leggett & Platt, Inc. ........................           40,000        1,782,500

INSURANCE - LIFE/HEALTH - 1.0%
AFLAC, Inc. ..................................           18,000          976,500

INSURANCE - PROPERTY - 2.9%
Allstate Corporation .........................           15,000        1,205,625
Leucadia National Corporation ................           30,000        1,031,250
W.R. Berkley Corporation .....................           15,000          645,938
                                                                      ----------
     2,882,813 IRON & STEEL - 0.7%
Cleveland-Cliffs, Inc. .......................           15,000          654,375

LEISURE TIME PRODUCTS - 2.6%
Hasbro, Inc. .................................           50,000        1,406,250
Mattel, Inc. .................................           35,000        1,159,375
                                                                      ----------
                                                                       2,565,625
LODGING - HOTELS - 1.4%
Carnival Corporation (Cl. A) .................           30,000        1,387,500

MANUFACTURING - DIVERSIFIED - 1.8%
U.S. Industries, Inc. ........................           60,000        1,740,000

MEDICAL PRODUCTS & SUPPLIES - 1.9%
ATLUltrasound, Inc.* .........................           20,000          935,000
Sunrise Medical, Inc.* .......................           60,000          937,500
                                                                      ----------
                                                                       1,872,500
METALS & MINING - 1.0%
Cyprus Amax Minerals Company .................           40,000          960,000

NATURAL GAS - 7.3%
Coastal Corporation ..........................           25,000        1,531,250
Eastern Enterprises ..........................           48,000        1,791,000
Equitable Resources, Inc. ....................           85,200        2,683,800
People's Energy Corporation ..................           30,000        1,130,625
                                                                      ----------
                                                                       7,136,675
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Corporate Express, Inc.* .....................           82,000       $1,732,250

OIL & GAS - EXPLORATION & PRODUCTION - 7.7%
Forcenergy, Inc.* ............................           60,000        2,328,750
Louisiana Land & Exploration
 Company .....................................           20,000        1,566,250
Noble Affiliates, Inc. .......................           24,000        1,074,000
YPF Sociedad Anomima ADR .....................           70,000        2,581,250
                                                                      ----------
                                                                       7,550,250
PHARMACEUTICALS - 8.2%
Mylan Laboratories, Inc. .....................          220,000        4,936,250
SmithKline Beecham PLC ADR ...................           30,000        1,466,250
Teva Pharmaceutical Industries,
 Ltd., ADR ...................................           30,000        1,672,500
                                                                      ----------
                                                                       8,075,000
PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. ..................           10,000          676,875

PUBLISHING - NEWSPAPER - 4.1%
E.W. Scripps Company .........................           60,000        2,636,250
Tribune Company ..............................           25,000        1,332,812
                                                                      ----------
                                                                       3,969,062
RAILROADS - 1.2%
Canadian Pacific, Ltd. .......................           40,000        1,182,500

RESTAURANTS - 3.1%
The Cheesecake Factory* ......................          111,500        3,073,219

RETAIL - SPECIALTY - 4.1%
AutoZone, Inc.* ..............................           75,000        2,250,000
Toys "R" Us, Inc.* ...........................           50,000        1,775,000
                                                                      ----------
                                                                       4,025,000
SERVICES - ADVERTISING / MARKETING - 2.6%
Acxiom Corporation* ..........................           60,000        1,046,250
Omnicom Group, Inc. ..........................           20,000        1,455,000
                                                                      ----------
                                                                       2,501,250
SERVICES - COMMERCIAL & CONSUMER - 2.6%
Angelica Corporation .........................          130,000        2,583,750

SERVICES - DATA PROCESSING - 1.4%
First Data Corporation .......................           38,000        1,427,375

TRUCKS & PARTS - 0.8%
Titan International, Inc. ....................           40,800          816,000
                                                                      ----------
 Total common stocks - 89.5% .................                        87,706,244
                                                                      ----------
 Total investments - 99.9% ...................                       $97,851,099
 Other assets, less liabilities - 0.1% .......                           137,329
                                                                      ----------
 Total net assets - 100.0% ...................                       $97,988,428
                                                                      ==========
                      SECURITY EQUITY FUND - EQUITY SERIES
COMMON STOCKS

AEROSPACE / DEFENSE - 0.9%
Boeing Company ...............................           50,000       $2,721,875
Lockheed Martin Corporation ..................           50,000        5,331,250
                                                                      ----------
                                                                       8,053,125
AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company ...............          315,000        7,540,313

ALUMINUM - 1.0%
Aluminum Company of America ..................          100,000        8,200,000

BANKS - MAJOR REGIONAL - 4.1%
Bank of New York Company, Inc. ...............          200,000        9,600,000
Northern Trust Corporation ...................          200,000       11,825,000
Norwest Corporation ..........................          120,000        7,350,000
Wells Fargo & Company ........................           20,000        5,500,000
                                                                      ----------
                                                                      34,275,000
BANKS - MONEY CENTER - 1.5%
Chase Manhattan Corporation ..................          110,000       12,980,000

BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ................................          260,000       10,546,250

CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................          200,000       10,237,500

CHEMICALS - DIVERSIFIED - 1.4%
BF Goodrich Company ..........................          100,000        4,525,000
Monsanto Company .............................          200,000        7,800,000
                                                                      ----------
                                                                      12,325,000
CHEMICALS - SPECIALTY - 0.5%
Nalco Chemical Company .......................           95,000        3,805,938

COMPUTER HARDWARE - 3.0%
Compaq Computer Corporation* .................          200,000       14,950,000
International Business Machines
 Corporation .................................          100,000       10,593,750
                                                                      ----------
                                                                      25,543,750

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 1.2%
3Com Corporation* ............................           60,000       $3,075,000
Cisco Systems, Inc.* .........................          100,000        7,306,250
Wang Laboratories, Inc. Warrants .............            2,369           15,398
                                                                      ----------
                                                                      10,396,648
COMPUTER SOFTWARE/SERVICES - 3.4%
BMC Software, Inc.* ..........................          135,000        8,741,250
Computer Sciences Corporation* ...............          100,000        7,075,000
Microsoft Corporation* .......................          100,000       13,231,250
                                                                      ----------
                                                                      29,047,500
ELECTRICAL EQUIPMENT - 2.3%
Emerson Electric Company .....................          100,000        5,762,500
General Electric Company .....................          200,000       13,612,500
                                                                      ----------
                                                                      19,375,000
ELECTRONICS - SEMICONDUCTORS - 2.0%
Intel Corporation ............................           90,000        8,308,125
Linear Technology Corporation ................           70,000        4,812,500
Xilinx, Inc.* ................................           70,000        3,543,750
                                                                      ----------
                                                                      16,664,375
ELECTRONICS - INSTRUMENTATION - 1.0%
Perkin-Elmer Corporation .....................          120,000        8,767,500
FINANCIAL - DIVERSE - 2.4%
Federal National Mortgage
 Association .................................          230,000       10,810,000
Federal Home Loan Mortgage
 Corporation .................................          270,000        9,517,500
                                                                      ----------
                                                                      20,327,500
FOODS - 2.6%
Conagra, Inc. ................................          160,000       10,560,000
CPC International, Inc. ......................          120,000       11,115,000
                                                                      ----------
                                                                      21,675,000
HEALTH CARE - DIVERSE - 3.1%
American Home Products Corporation ...........          150,000       10,950,000
Bristol-Myers Squibb Company .................          180,000       14,895,000
                                                                      ----------
                                                                      25,845,000
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Company ....................          150,000       10,453,125
Fort James Corporation .......................          200,000        9,162,500
Procter & Gamble Company .....................          150,000       10,359,375
                                                                      ----------
                                                                      29,975,000
INSURANCE - LIFE/HEALTH - 0.5%
Equitable Companies, Inc. ....................          108,500        4,455,281
INSURANCE - MULTI-LINE - 2.5%
American International Group, Inc. ...........          120,000      $12,382,500
Hartford Financial Services Group,
 Inc .........................................          100,000        8,606,250
                                                                      ----------
                                                                      20,988,750
INSURANCE - PROPERTY - 4.5%
Allstate Corporation .........................          175,000       14,065,625
Chubb Corporation ............................          160,000       11,370,000
St. Paul Companies, Inc. .....................          150,000       12,234,375
                                                                      ----------
                                                                      37,670,000
LODGING - HOTELS - 1.3%
Carnival Corporation (Cl. A) .................          240,000       11,100,000

MANUFACTURING - DIVERSIFIED - 7.8%
AlliedSignal, Inc. ...........................          320,000       13,600,000
Crane Company ................................          200,000        8,225,000
Textron, Inc. ................................           60,000        3,900,000
Tyco International, Ltd. .....................          192,532       15,799,657
U.S. Industries, Inc. ........................          510,000       14,790,000
United Technologies Corporation ..............          115,000        9,315,000
                                                                      ----------
                                                                      65,629,657
MEDICAL PRODUCTS & SUPPLIES - 4.5%
Baxter International, Inc. ...................          200,000       10,450,000
Becton, Dickinson & Company ..................          200,000        9,575,000
Boston Scientific Corporation* ...............          120,000        6,622,500
Medtronic, Inc. ..............................          240,000       11,280,000
                                                                      ----------
                                                                      37,927,500
NATURAL GAS - 1.2%
Coastal Corporation ..........................          170,000       10,412,500

OIL - INTERNATIONAL - 5.0%
Amoco Corporation ............................          100,000        9,637,500
Mobil Corporation ............................          140,000       10,360,000
Royal Dutch Petroleum Company
 NY Shares ...................................          200,000       11,100,000
Texaco, Inc. .................................          180,000       11,058,750
                                                                      ----------
                                                                      42,156,250
OIL & GAS - DRILLING & EQUIPMENT - 2.1%
Halliburton Company ..........................          170,000        8,840,000
Schlumberger, Ltd. ...........................          110,000        9,260,625
                                                                      ----------
                                                                      18,100,625
OIL & GAS - EXPLORATION & PRODUCTION - 1.4%
Louisiana Land & Exploration Company .........          150,000       11,746,875

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PERSONAL CARE - 1.0%
Gillette Company .............................          100,000       $8,631,250

PHARMACEUTICALS - 3.6%
Merck & Company, Inc. ........................           90,000        8,994,375
Schering-Plough Corporation ..................          220,000       11,330,000
SmithKline Beecham PLC ADR ...................          200,000        9,775,000
                                                                      ----------
                                                                      30,099,375
PHOTOGRAPHY / IMAGING - 1.2%
Xerox Corporation ............................          120,000       10,102,500

PUBLISHING - 1.2%
McGraw-Hill Companies, Inc. ..................          145,000        9,814,687

PUBLISHING - NEWSPAPER - 2.4%
Gannett Company, Inc. ........................           90,000        9,714,375
Tribune Company ..............................          200,000       10,662,500
                                                                      ----------
                                                                      20,376,875
RAILROADS - 1.4%
Canadian Pacific, Ltd. .......................          400,000       11,825,000

RETAIL - APPAREL - 0.9%
TJXCompanies, Inc. ...........................          260,000        7,946,250

RETAIL - BUILDING SUPPLIES - 1.2%
Sherwin-Williams Company .....................          350,000       10,303,125

RETAIL - DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* ...........          235,000
                                                                      10,134,375
RETAIL - DRUG STORES - 2.3%
Rite Aid Corporation .........................          170,000        9,424,375
Walgreen Company .............................          400,000       10,250,000
                                                                      ----------
                                                                      19,674,375
RETAIL - FOOD CHAINS - 1.1%
Safeway, Inc.* ...............................          170,000        9,243,750

RETAIL - GENERAL MERCHANDISE - 0.9%
Dayton Hudson Corporation ....................          125,000        7,492,188

RETAIL - SPECIALTY - 3.9%
Payless ShoeSource, Inc.* ....................          225,000       13,429,687
Toys "R"Us, Inc.* ............................          300,000       10,650,000
Woolworth Corporation* .......................          400,000        8,850,000
                                                                      ----------
                                                                      32,929,687
SERVICES - ADVERTISING / MARKETING - 1.7%
Omnicom Group, Inc. ..........................          200,000       14,550,000

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Viad Corporation .............................          400,000        7,625,000

WASTE MANAGEMENT - 0.9%
Waste Management, Inc. .......................          220,000       $7,686,250
                                                                      ----------
 Total common stocks - 93.8% .................                       794,202,524
 Cash and other assets,
   less liabilities - 6.2% ...................                        52,653,715
                                                                      ----------
 Total net assets - 100.0% ...................                      $846,856,239
                                                                      ==========
                      SECURITY EQUITY FUND - GLOBAL SERIES
PREFERRED STOCKS

GERMANY - 0.8%

Sto AG .......................................              758       $  309,005

COMMON STOCKS

AUSTRALIA - 3.4%
Foster's Brewing Group, Ltd. .................          400,000          842,892
QBE Insurance Group, Ltd.* ...................           66,425          418,042
                                                                      ----------
                                                                       1,260,934
AUSTRIA - 4.3%

Bohler-Uddeholm AG ...........................           11,400          958,432
Wienerberger Bastoffindustrie AG .............            3,100          646,702
                                                                      ----------
                                                                       1,605,134
BRAZIL - 1.3%
Aracruz Cellulose S.A. ADR ...................           23,350          480,134

CANADA - 7.0%
Bombardier, Inc. `B' .........................           26,800          542,686
Hudson's Bay Company .........................           13,200          351,777
Imax Corporation* ............................           28,800          748,800
Noranda Forest, Inc. .........................           36,400          247,448
Tarragon Oil & Gas, Ltd.* ....................           24,600          277,533
Yogen Fruz World-Wide, Inc.* .................           72,600          430,533
                                                                      ----------
                                                                       2,598,777
CHILE - 0.8%
Banco Santander ADR ..........................           11,100          163,725
Maderas y Sinteticos Sociedad
 Anonima S.A. ADR ............................           10,500          147,000
                                                                      ----------
                                                                         310,725
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FRANCE - 5.9%
Alcatel Alsthom ..............................            2,570       $  341,817
Elf Aquitaine S.A. ADR .......................            8,500          566,844
Lafarge ......................................            6,600          483,745
Sidel S.A ....................................            2,520          165,247
Usinor Sacilor* ..............................           32,600          658,900
                                                                      ----------
                                                                       2,216,553
GERMANY - 4.1%
Continental AG ...............................           12,300          316,660
Deutsche Bank AG .............................            9,800          690,255
Hoechst AG ...................................            2,500          110,974
Volkswagon AG* ...............................              590          409,883
                                                                      ----------
                                                                       1,527,772
GREECE - 1.2%
Hellenic Tellecom ............................           11,900          298,204
Michaniki S.A ................................           19,080          155,272
                                                                      ----------
                                                                         453,476
HONG KONG - 1.4%
JCG Holdings, Ltd. ...........................          320,000          252,245
National Mutual Asia, Ltd. ...................          272,000          291,736
                                                                      ----------
                                                                         543,981
INDONESIA - 1.4%
HM Sampoerna* ................................           84,000          173,394
PT Tambang Timah .............................          250,500          369,621
                                                                      ----------
                                                                         543,015
IRELAND - 4.0%
Allied Irish Banks Plc .......................           38,900          343,664
Elan Corporation Plc ADR* ....................            3,700          185,231
Jefferson Smurfit ............................          212,900          712,688
Ryanair Holdings PLC* ........................           41,900          240,884
                                                                      ----------
                                                                       1,482,467
ITALY - 1.6%
Industrie Natuzzi S.p.a. ADR .................           11,300          267,669
Telecom Italia ...............................           47,100          314,782
                                                                      ----------
                                                                         582,451
JAPAN - 6.6%
Acom Company, Ltd. ...........................            4,700          244,869
Amway Japan, Ltd. ............................            7,300          209,211
Douter Coffee Company, Ltd.* .................            4,500          129,338
Maruco Company, Ltd. .........................            2,200           10,751
Matsushita Electric Industrial
 Company, Ltd. ...............................           12,000          216,682
Mitsubishi Estate Company,Ltd ................           20,000          291,560
Nippon Steel Corporation .....................           84,000          185,074

JAPAN (CONTINUED)
Omron Corporation ............................            7,000       $  146,691
Sony Corporation .............................            3,400          321,047
Sumitomo Electric Industries .................            9,000          128,965
Tiemco, Ltd.* ................................            3,300           55,214
Tokyo Electron, Ltd. .........................            6,000          366,272
Yamato Kogyo Company, Ltd. ...................           16,000          141,804
                                                                      ----------
                                                                       2,447,478
MALAYSIA - 1.1%
Austral Enterprises* .........................           33,000           51,411
Kuala Lumpur Kepong* .........................           73,000          180,161
Tanjong PLC ..................................           81,000          173,667
                                                                      ----------
                                                                         405,239
MEXICO - 2.3%
Cemex S.A. de C.V. "B"* ......................           48,400          289,758
Grupo Financiero Banamex "B"* ................          107,000          337,147
Grupo Financiero Bancomer
 S.A. de C.V.* ...............................          355,000          241,977
                                                                      ----------
                                                                         868,882
NETHERLANDS - 1.0%
Ahrend NV* ...................................            1,600           55,092
Philips Electronics N.V ......................            3,950          334,360
                                                                      ----------
                                                                         389,452
NEW ZEALAND - 2.5%
Brierley Investments, Ltd. ...................          361,100          312,010
Carter Holt Harvey, Ltd. .....................          110,600          239,973
Fletcher Challenge Building, Ltd. ............          113,000          368,856
                                                                      ----------
                                                                         920,839
NORWAY - 1.6%
Saga Petroleum AS ............................           27,800          588,069
PHILIPPINES - 0.8%
C & P Homes, Inc. ............................        1,397,450          134,253
Ionics Circuit* ..............................           34,200          155,274
                                                                      ----------
                                                                         289,527
POLAND - 1.2%
Elektrim S.A .................................           18,000          201,636
Wedel S.A ....................................            4,239          247,965
                                                                      ----------
                                                                         449,601
SPAIN - 1.8%
Adolfo Dominguez S.A.* .......................            6,900          241,918
Banco Popular Espanol S.A ....................            3,600          231,681
Tele Pizza S.A.* .............................            2,700          188,241
                                                                      ----------
                                                                         661,840
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
SWEDEN - 3.4%
Castellum AB* ................................           33,000       $  317,707
Hufvudstaden* ................................           19,200           96,475
Industrial & Financial Systems,
 IFS AB* .....................................           55,300          306,312
S,K.F. AB "B"* ...............................           10,800          314,779
Skandianviska Enskiilda Banken ...............           18,900          229,318
                                                                      ----------
                                                                       1,264,591
SWITZERLAND - 2.6%
Nestle S.A ...................................              226          315,282
Novartis AG ..................................              190          291,749
Saurer AG* ...................................              440          349,328
                                                                      ----------
                                                                         956,359
UNITED KINGDOM - 11.5%
Aegis Group PLC ..............................          222,500          234,525
D.F.S. Furniture Company PLC .................           29,600          291,677
George Wimpey PLC ............................          212,000          417,807
Grand Metropolitan PLC .......................           28,800          275,419
Harvey Nichols PLC ...........................           22,800          105,705
Inchcape PLC .................................           82,100          381,295
Oriflame International S.A ...................           12,000           93,048
PizzaExpress PLC .............................           25,400          329,275
Polypipe PLC .................................           74,300          259,252
Provident Financial PLC ......................           27,300          298,118
Regent Inns PLC* .............................           22,200          106,152
Rio Tinto PLC ................................           13,800          220,807
Royal Bank of Scotland* ......................           25,900          288,897
Tomkins PLC ..................................           69,000          389,562
Vodafone Group PLC ...........................           53,400          286,823
Whitbread PLC* ...............................           23,000          298,720
                                                                      ----------
                                                                       4,277,082
UNITED STATES - 21.4%
Ace, Ltd. ....................................            2,000          188,000
Adaptec, Inc.* ...............................            4,700          219,431
AlliedSignal, Inc. ...........................            3,200          136,000
Allstate Corporation .........................            1,400          112,525
BJ Services Company* .........................            1,900          141,075
Boeing Company ...............................            2,400          130,650
Borders Group, Inc.* .........................            6,000          165,000
Bristol-Myers Squibb Company .................            2,000          165,500
CVS Corporation ..............................            2,800          159,250
Cardinal Health, Inc. ........................            2,000          142,000
Case Corporation .............................            2,400          159,900
Chase Manhattan Corporation ..................            1,400          165,200
Citicorp .....................................            1,200          160,725
Conseco, Inc. ................................            3,200          156,200
Costco Companies, Inc.* ......................            4,200          157,894

UNITED STATES (CONTINUED)
Cymer, Inc.* .................................            4,500       $  123,047
Dana Corporation .............................            3,300          162,938
Data General Corporation* ....................            5,300          141,113
Diamond Offshore Drilling, Inc. ..............            2,400          132,450
Disney (Walt) Productions ....................            1,800          145,125
Dover Corporation ............................            2,700          183,263
EMC Corporation* .............................            3,100          180,963
Equity Residential Properties Trust ..........            2,600          141,863
Federal National Mortgage
 Association .................................            3,500          164,500
Fort James Corporation .......................            4,300          196,994
Gap, Inc. ....................................            3,300          165,206
General Electric Company .....................            2,300          156,544
Georgia Pacific Corporation ..................            1,700          177,438
Global Industries, Ltd.* .....................            3,600          143,775
Ingersoll-Rand Company .......................            3,150          135,647
LSI Logic Corporation ........................            3,100           99,588
Lilly, (Eli) and Company .....................            1,300          156,894
Mobil Corporation ............................            1,800          133,200
NAC Re Corporation ...........................            3,000          154,125
NationsBank Corporation ......................            1,900          117,563
Nu Skin Asia, Inc.* ..........................            6,300          121,669
PepsiCo, Inc. (New) ..........................            3,900          146,250
Perkin Elmer Corporation .....................            1,500          109,594
Pfizer, Inc. .................................            2,100          126,131
Procter & Gamble Company .....................            2,000          138,125
Reynolds Metals Company ......................            2,200          155,788
Rite Aid Corporation .........................            3,400          188,488
Rofin-Sinar Technologies, Inc.* ..............           11,300          187,863
Safeway, Inc.* ...............................            2,400          130,500
Structural Dynamics
 Research Corporation* .......................            6,000          154,125
Texaco, Inc. .................................            2,800          172,025
Tyco International, Ltd. .....................            2,100          172,331
UNUM Corporation .............................            3,600          164,250
Union Planters Corporation ...................            2,600          145,275
United Healthcare Corporation ................            3,000          150,000
Valero Energy Corporation ....................            4,900          160,781
Warner-Lambert Company .......................            3,000          161,925
                                                                      ----------
                                                                       7,956,706
                                                                      ----------
Total common stocks - 94.2% ..................                        35,081,084
                                                                      ----------
Total investments - 95.0% ....................                        35,390,089
Cash and other assets,
  less liabilities - 5.0% ....................                         1,864,410
                                                                      ----------
Total net assets - 100.0% ....................                       $37,254,499
                                                                      ==========

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

INVESTMENT CONCENTRATION
At September 30, 1997, Global Series' investment concentration, by industry, was as follows:
Banking .........................................................           8.0%
Capital Equipment ...............................................          10.2%
Construction and Housing ........................................           1.9%
Consumer Durables ...............................................           5.7%
Consumer Nondurables ............................................           9.5%
Electrical and Electronics ......................................           3.7%
Energy Sources ..................................................           5.8%
Financial Services ..............................................           7.8%
Healthcare ......................................................           4.3%
Materials .......................................................          17.8%
Merchandising ...................................................           6.6%
Multi-Industry ..................................................           3.4%
Real Estate .....................................................           2.3%
Services ........................................................           3.3%
Telecommunications ..............................................           2.4%
Trade ...........................................................           1.6%
Transportation ..................................................           0.7%
Cash and other assets, less liabilities .........................           5.0%
                                                                      ----------
                                                                          100.0%
                                                                      ==========
                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES

                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS

BROKERAGE - 0.7%
Merrill Lynch & Company, Inc.,
 8.00% - 2007 ................................       $   50,000       $   54,375

FINANCIAL SERVICES - 0.3%

MCN Investment Corporation,
 6.32% - 2003 ................................           25,000           24,781

INDUSTRIAL SERVICES - 9.7%
Rite Aid Corporation, 6.70% - 2001 ...........          125,000          125,938
Sun Company, 7.125% - 2004 ...................          300,000          306,375
Xerox Corporation, 8.125% - 2002 .............          300,000          320,250
                                                                      ----------
                                                                         752,563
INSURANCE - 2.0%
Hartford Life, Inc., 7.10% - 2007 ............          150,000          153,375

RENTAL AUTO/EQUIPMENT - 2.0%
Hertz Corporation, 7.00% - 2004 ..............          150,000          152,250
                                                                      ----------
 Total corporate bonds - 14.7% ...............                         1,137,344

                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AMERICAN GOLD - 9.9%
Barrick Gold Corporation .....................            6,000       $  148,500
Battle Mountain Gold Company .................           14,000          100,625
Echo Bay Mines, Ltd. .........................           16,000           91,000
Hecla Mining Company* ........................            4,000           24,250
Homestake Mining Company .....................            6,000           91,875
Newmont Mining Corporation ...................            3,000          134,813
Placer Dome, Inc. ............................            8,000          153,000
Stillwater Mining Company* ...................            1,000           21,312
                                                                      ----------
                                                                         765,375
BROADCAST MEDIA - 1.4%
A.H. Belo Corporation ........................              300           14,550
TCI Satellite Entertainment, Inc.* ...........              240            1,815
Tele-Communications, Inc.* ...................            2,400           49,200
U.S. West Media Group* .......................            2,000           44,625
                                                                      ----------
                                                                         110,190
ENTERTAINMENT - 1.6%
King World Productions, Inc. .................              600           25,950
Time Warner, Inc. ............................            1,000           54,187
Viacom, Inc.* ................................              600           18,863
The Walt Disney Company ......................              300           24,188
                                                                      ----------
                                                                         123,188
GAMING & LOTTERY - 2.4%
Circus Circus Enterprises, Inc.* .............            1,400           35,262
Harrah's Entertainment, Inc.* ................            2,100           47,119
International Game Technology, Inc. ..........            2,300           52,325
Mirage Resorts, Inc.* ........................            1,750           52,719
                                                                      ----------
                                                                         187,425
LEISURE TIME PRODUCTS - 0.9%
Brunswick Corporation ........................            1,200           42,300
Callaway Golf Company ........................              700           24,413
                                                                      ----------
                                                                          66,713
LONG TERM CARE - 2.1%
Beverly Enterprises* .........................            1,100           19,113
Genesis Health Ventures, Inc.* ...............            1,000           38,937
Healthsouth Corporation* .....................              750           20,016
Health Care and Retirements
 Corporation* ................................              500           18,594
Horizon/CMS Healthcare
 Corporation* ................................              950           21,256
Integrated Health Services, Inc. .............              700           23,406
Mariner Health Group, Inc.* ..................            1,450           22,837
                                                                      ----------
                                                                         164,159
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANAGED CARE - 1.6%
Express Scripts, Inc.* .......................              500       $   26,938
Healthcare Compare Corporation* ..............              500           31,938
Oxford Health Plans* .........................              350           26,206
Pacificare Health Systems, Inc.* .............              250           17,031
United Healthcare Corporation ................              400           20,000
                                                                      ----------
                                                                         122,113
NETWORKING - 2.5%
Bay Networks, Inc.* ..........................            1,500           57,938
Cabletron Systems, Inc.* .....................            1,500           48,000
Cisco Systems, Inc.* .........................              500           36,531
3Com Corporation* ............................            1,000           51,250
                                                                      ----------
                                                                         193,719
PERIPHERALS - 2.2%
EMC Corporation* .............................              500           29,188
Iomega Corporation* ..........................            1,000           26,125
Lexmark International Group, Inc.* ...........              800           26,400
Quantum Corporation* .........................              800           30,650
Read-Rite Corporation* .......................              700           17,150
Seagate Technology, Inc.* ....................              400           14,450
Storage Technology Corporation* ..............              600           28,687
                                                                      ----------
                                                                         172,650
RESTAURANTS - 2.6%
Applebees International, Inc. ................              600           15,000
Brinker International, Inc.* .................            1,700           30,281
CKE Restaurants, Inc. ........................            1,500           63,000
Cracker Barrel Old Country Store, Inc. .......              700           22,663
McDonalds Corporation ........................              400           19,050
Outback Steakhouse, Inc.* ....................            1,100           30,387
Wendy's International, Inc. ..................            1,000           21,250
                                                                      ----------
                                                                         201,631
STEEL - 1.8%
Allegheny Teledyne, Inc. .....................              500           14,312
Carpenter Technology Corporation .............              400           19,800
Cleveland-Cliffs, Inc. .......................            1,300           56,713
Quanex Corporation ...........................            1,000           35,063
Steel Technologies, Inc. .....................            1,000           12,437
                                                                      ----------
                                                                         138,325
TELECOMMUNICATIONS - 2.3%
Ameritech Corporation ........................              600       $   39,900
Bell Atlantic Corporation ....................              807           64,913
Bellsouth Corporation ........................              500           23,125
GTE Corporation ..............................              500           22,688
SBC Communication, Inc. ......................              292           17,921
Southern New England
 Telecommunications Corporation ..............              300           12,281
                                                                      ----------
                                                                         180,828
TRUCKING - 1.8%
Caliber System, Inc. .........................              700           37,975
Rollings Truck Leasing Corporation ...........            1,500           25,594
Ryder System, Inc. ...........................              650           23,359
USFreightways Corporation ....................              800           26,900
Werner Enterprises, Inc. .....................            1,100           26,675
                                                                      ----------
                                                                         140,503
TRUCKING PARTS & SUPPLIES - 2.4%
Cummins Engine Company, Inc. .................              600           46,837
Navistar International
 Corporation* ................................            3,000           82,875
PACCAR, Inc. .................................            1,000           56,000
                                                                      ----------
                                                                         185,712
                                                                      ----------
 Total common stocks - 35.5% .................                         2,752,531

U.S. GOVERNMENT AGENCIES

FEDERAL HOME LOAN MORTGAGES - 1.9%
 7.00% - 2020 ................................       $  100,000          100,268
 7.00% - 2021 ................................       $   50,000           49,770
                                                                      ----------
                                                                         150,038
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
 6.50% - 2018 ................................       $   50,000           49,227
 6.95% - 2020 ................................       $  130,000          129,284
 7.50% - 2020 ................................       $   40,000           40,657
                                                                      ----------
                                                                         219,168
                                                                      ----------
Total U.S. government & government
 agencies - 4.7% ...........................                             369,206

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
REAL ESTATE INVESTMENT TRUSTS                           OF SHARES       VALUE
--------------------------------------------------------------------------------
American Health Properties, Inc. .............              700       $   17,150
Avalon Properties, Inc. ......................              600           17,850
CBL & Associates Properties, Inc. ............              700           18,156
Duke Realty Investments, Inc. ................              900           20,531
Equity Residential Properties Trust ..........              400           21,825
Federal Realty Investment Trust ..............              650           16,372
General Growth Property, Inc. ................              550           20,350
Glimcher Realty Trust ........................              850           19,497
Health Care Property Investors, Inc. .........              500           19,375
Kimco Realty Corporation .....................              600           20,888
Merry Land & Investment Company ..............              800           17,650
New Plan Realty Trust ........................              800           18,900
Post Properties, Inc. ........................              450           17,888
Public Storage, Inc. .........................              600           17,775
Security Capital Pacific Trust ...............              800           18,800
Simon Debartolo Group, Inc ...................              600           19,800
Spieker Properties, Inc. .....................              500           20,281
United Realty Trust Dominion .................            1,200           18,000
Washington Real Estate Investment
 Trust .......................................            1,000           17,000
Weingarten Realty Investors ..................              400           15,975
                                                                      ----------
 Total real estate investment
   trusts - 4.8% .............................                           374,063

FOREIGN STOCKS

BELGIUM - 5.7%
Cementbedrijven Cimenteries ..................              800           70,025
Compagnie Benelux Pariabas SA
 (COBEPA) ....................................              200            8,671
Delhaize - Le Lion ...........................              800           39,513
Electrabel ...................................              150           31,445
Fortis AG ....................................              300           60,092
Gevaert NV ...................................              400           17,342
Petrofina SA .................................              150           58,754
Royale Belgium ...............................              250           65,100
Solvay SA ....................................            1,500           90,550
                                                                      ----------
                                                                         441,492
DENMARK - 3.5%
A/S Dampskibsselskabet Svendborg .............                1           72,121
A/S Forsikringsselskabet Codan ...............               45            6,190
Akeiselskabet Potagua ........................              140            4,476
Bang & Olufsen Holding A/S ...................               82            4,877
BG Bank A/S ..................................              133            7,614
Carlsberg A/S ................................              197           10,780
Cheminova Holding A/S ........................              214            5,692

DENMARK (CONTINUED)
D/S Norden A/S ...............................               35       $    4,996
Danisco A/S ..................................              244           13,897
Danske Traelast ..............................               54            4,858
Den Danske Bank ..............................              245           26,705
Finansierings Instituttet for Industri
 og Handvaerk A/S ............................              189            4,918
Finansieringsselskabet Gefion A/S ............              240            5,175
FLS Industries A/S ...........................              212            6,305
ISS International Service System A/S .........              148            4,864
J. Lauritzen Holdings A/S* ...................               89            9,132
Jyske Bank A/S ...............................               61            5,724
Korn-OG Foderstof Kompagniet A/S .............              153            4,778
Novo Nordisk A/S .............................              263           29,410
Radiometer A/S ...............................               94            4,389
Sophus Berendsen A/S .........................               88           14,105
Sydbank A/S ..................................              108            4,995
Tele Danmark A/S .............................               94            4,948
Topdanmark A/S* ..............................               30            4,417
Tryg-Baltica Forsikring A/S ..................              128            7,309
                                                                      ----------
                                                                         272,675
GERMANY - 7.2%
Allianz AG Holding ...........................              360           87,096
BASF AG ......................................            1,081           39,110
Bayer AG .....................................              735           29,255
Continental AG ...............................              202            5,192
Daimler-Benz AG ..............................              850           70,240
Degussa AG ...................................              140            7,681
Deutsche Bank AG .............................              692           48,584
Dresdner Bank AG .............................            1,211           55,607
Friedrich Grohe AG-Vorzugsak .................                7            1,994
Heidelberger Zement AG .......................               87            6,997
Hochtief AG ..................................              180            8,286
Linde AG .....................................               14            9,829
Merck KGAA ...................................              187            7,200
Muenchener Rueckversicherungs-
 Gesellschaft AG .............................               70           23,614
Preussag AG ..................................               72           20,179
SAP AG .......................................              122           31,360
Siemens AG ...................................            1,038           70,025
Veba AG ......................................              634           36,991
                                                                      ----------
                                                                         559,240
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
FOREIGN STOCKS (continued)                              OF SHARES       VALUE
--------------------------------------------------------------------------------
ITALY - 4.9%
Assicurazioni Gererali .......................            2,475       $   55,935
Banco Commerciale Italiane ...................           11,000           31,617
Edison SPA ...................................            4,000           21,534
Fiat SPA .....................................            7,700           27,487
Ina - Instituto Naz Assicuraz ................           16,638           26,563
Instituto Mobiliare Italiano .................            3,208           34,429
Mediobanca ...................................            3,500           27,381
Montedison SPA ...............................           29,600           21,613
Telecom Italia Mobile SPA ....................           18,821           74,710
Telecom Italia - SPA .........................            8,333           55,532
                                                                      ----------
                                                                         376,801
JAPAN - 11.8%
All Nippon Airways Company, Ltd. .............            2,000           11,182
Asahi Glass Company, Ltd. ....................            2,000           15,539
Chubu Electric Power Company, Inc. ...........              400            6,792
Fuji Bank, Ltd. ..............................            1,000           11,016
Fujitsu, Ltd. ................................            2,000           25,014
Hitachi, Ltd. (Hit. Seisakusho) ..............            3,000           26,091
Industrial Bank of Japan .....................            2,000           24,849
Kansai Electric Power Company ................            1,400           24,932
Kawasaki Heavy Industries ....................            4,000           13,816
Kawasaki Steel Corporation ...................            5,000            9,567
Kinki Nippon Railway .........................            2,000           11,414
Kirin Brewery Company, Ltd. ..................            1,000            8,233
Kyocera Corporation ..........................              100            6,535
Marubeni Corporation .........................            3,000            9,940
Marui Company, Ltd. ..........................            1,000           16,483
Matsushita Electric Industrial
 Company, Ltd. ...............................            2,000           36,114
Mitsubishi Corporation .......................            4,000           38,764
Mitsubishi Estate Company Limited ............            1,000           14,578
Mitsubishi Heavy Industrial, Ltd. ............            4,000           21,900
Mitsubishi Motors Corporation ................            2,000           10,271
Mitsubishi Trust & Bank ......................            1,000           15,572
Mitsui Fudosan Company, Ltd. .................            1,000           12,176
NEC Corporation ..............................            2,000           24,352
Nippon Steel Corporation .....................            6,000           13,220
Nissan Motor Company, Ltd. ...................            2,000           11,927
Normura Securities Company, Ltd. .............            2,000           26,008
NSK Limited ..................................            4,000           17,096
Sekisui House, Ltd. ..........................            4,000           38,102
Sharp Corporation ............................            2,000           18,222
Shin-Etsu Chemical Company ...................            1,000           27,499
Sony Corporation .............................              100            9,443
Sumitomo Bank ................................            4,000           60,300
Sumitomo Chemical Company ....................            6,000           22,016
The Bank of Tokyo-Mitsubishi .................            3,000           57,152
Tokio Marine & Fire Insurance
 Company .....................................            2,000           24,021
Tokyo Electric Power .........................            2,700           51,884
Tokyu Corporation ............................            4,000           19,216
Toshiba Corporation ..........................            3,000           15,207
Toyoda Automatic Loom Works ..................            1,000           19,879
Toyota Motor Corporation .....................            3,000           91,941
                                                                      ----------
                                                                         918,263
                                                                      ----------
 Total foreign stocks - 33.1% ................                         2,568,471

TEMPORARY CASH INVESTMENTS

MONEY MARKET FUNDS - 3.2%
 Chase Master Note Program ...................          251,000          251,000

FEDERAL MORTGAGE CORPORATION - 3.9%
 5.20% - 10-21-97 ............................       $  300,000          299,133
                                                                      ----------
 Total temporary cash investments - 7.1% .....                           550,133
                                                                      ----------
 Total investments - 99.9% ...................                         7,751,748
 Cash and other assets,
   less liabilities - 0.1% ...................                             5,632
                                                                      ----------
 Total net assets - 100% .....................                        $7,757,380
                                                                      ==========
                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
COMMON STOCKS
AUTO PARTS & EQUIPMENT - 1.4%
Snap-On, Inc. ................................            2,900       $  133,581
BANKS - MAJOR REGIONAL - 5.5%
Banc One Corporation .........................            2,400          133,950
Bank of New York Company, Inc. ...............            2,900          139,200
Northern Trust Corporation ...................            2,600          153,725
Wells Fargo & Company ........................              400          110,000
                                                                      ----------
                                                                         536,875
BEVERAGES - SOFT DRINK - 4.1%
Coca-Cola Company ............................            4,200          255,938
PepsiCo, Inc. ................................            3,600          146,025
                                                                      ----------
                                                                         401,963
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
CHEMICALS - BASIC - 1.1%
Praxair, Inc. ................................            2,200       $  112,612

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................            2,500           82,344

COMMUNICATION EQUIPMENT - 0.9%
Tellabs, Inc.* ...............................            1,700           87,550

COMPUTER HARDWARE - 4.0%
Compaq Computer Corporation* .................            2,000          149,500
Hewlett-Packard Company ......................            2,000          139,125
Sun Microsystems, Inc.* ......................            2,300          107,669
                                                                      ----------
                                                                         396,294
COMPUTER NETWORKING - 2.3%
3Com Corporation* ............................            2,000          102,500
Cisco Systems, Inc.* .........................            1,700          124,206
                                                                      ----------
                                                                         226,706
COMPUTER PERIPHERALS - 0.4%
Seagate Technology, Inc.* ....................            1,100           39,738

COMPUTER SOFTWARE/SERVICES - 5.7%
BMC Software, Inc.* ..........................            1,900          123,025
Electronics for Imaging, Inc.* ...............            1,300           66,300
Microsoft Corporation* .......................            2,100          277,856
PeopleSoft, Inc.* ............................            1,600           95,600
                                                                      ----------
                                                                         562,781
DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc .........................            1,350           95,850

ELECTRICAL EQUIPMENT - 2.8%
Sanmina Corporation* .........................            1,500          129,844
Solectron Corporation* .......................            3,200          142,400
                                                                      ----------
                                                                         272,244
ELECTRONICS - INSTRUMENTATION - 0.7%
Perkin-Elmer Corporation .....................            1,000           73,063

ELECTRONICS - SEMICONDUCTORS - 6.5%
Analog Devices, Inc.* ........................            3,200          107,200
Atmel Corporation* ...........................            2,600           94,737
Intel Corporation ............................            3,600          332,325
Xilinx, Inc.* ................................            2,100          106,313
                                                                      ----------
                                                                         640,575
FINANCIAL - DIVERSE - 5.0%
Federal Home Loan Mortgage
 Corporation .................................            3,500          123,375
Federal National Mortgage Association ........            2,600          122,200
Finova Group, Inc. ...........................            1,400          132,475
SunAmerica, Inc. .............................            3,000          117,563
                                                                      ----------
                                                                         495,613
FOODS - 1.0%
Interstate Bakeries Corporation ..............            1,500       $  102,844

HEALTH CARE - DIVERSE - 1.6%
Johnson & Johnson ............................            2,800          161,350

HEALTH CARE - MANAGED CARE - 1.2%
Oxford Health Plans, Inc.* ...................            1,600          119,800

HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Quintiles Transnational Corporation* .........            1,200          101,100

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
Leggett & Platt, Inc. ........................            3,400          151,512

HOUSEHOLD PRODUCTS - 5.5%
Clorox Company ...............................            1,800          133,425
Colgate-Palmolive Company ....................            1,800          125,438
Kimberly-Clark Corporation ...................            1,500           73,406
Procter & Gamble Company .....................            3,000          207,187
                                                                      ----------
                                                                         539,456
INSURANCE - MULTI-LINE - 1.9%
American International Group, Inc. ...........            1,800          185,737

INSURANCE - PROPERTY - 1.4%
Chubb Corporation ............................            2,000          142,125

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. .................................            2,700           89,437

MACHINERY - DIVERSE - 1.2%
Deere & Company ..............................            2,200          118,250

MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................            2,400          120,000

MANUFACTURING - SPECIALIZED - 2.1%
Sealed Air Corporation* ......................            1,900          104,381
United States Filter Corporation* ............            2,400          103,350
                                                                      ----------
                                                                         207,731
MEDICAL PRODUCTS & SUPPLIES - 1.7%
Guidant Corporation ..........................            2,900          162,400

NATURAL GAS - 0.8%
Sonat, Inc. ..................................            1,600           81,400

OFFICE EQUIPMENT & SUPPLIES - 1.2%
Corporate Express, Inc.* .....................            5,500          116,187

OIL & GAS - EXPLORATION/PRODUCTION - 2.2%
Anadarko Petroleum Corporation ...............            1,400          100,538
Apache Corporation ...........................            2,600          111,475
                                                                      ----------
                                                                         212,013

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.0%
Dura Pharmaceuticals, Inc.* ..................            2,000       $   87,250
Merck & Company, Inc. ........................            2,500          249,844
Schering-Plough Corporation ..................            3,000          154,500
                                                                      ----------
                                                                         491,594
RESTAURANTS - 1.8%
Papa John's International, Inc.* .............            2,350           80,341
Starbucks Corporation* .......................            2,400          100,350
                                                                      ----------
                                                                         180,691
RETAIL - APPAREL - 1.1%
TJX Companies, Inc. ..........................            3,400          103,912

RETAIL - DEPARTMENT STORES - 2.4%
Kohl's Corporation* ..........................            1,500          106,500
Proffitt's, Inc.* ............................            2,200          130,350
                                                                      ----------
                                                                         236,850
RETAIL - DRUG STORES - 1.3%
Walgreen Company .............................            4,800          123,000

RETAIL - GENERAL MERCHANDISE - 1.5%
Dayton Hudson Corporation ....................            2,400          143,850

RETAIL - SPECIALTY - 2.9%
Staples, Inc.* ...............................            4,900          135,363
Tiffany & Company ............................            1,700           72,250
Woolworth Corporation ........................            3,500           77,437
                                                                      ----------
                                                                         285,050
SAVINGS & LOAN - 1.5%
Ahmanson (H.F.) & Company ....................            2,600          147,713

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................            2,000          145,500

SERVICES - COMMERCIAL & CONSUMER - 2.9%
Apollo Group, Inc.* ..........................            3,000          127,125
Service Corporation International ............            1,900           61,156
Sylvan Learning Systems, Inc.* ...............            2,250           98,719
                                                                      ----------
                                                                         287,000
SERVICES - DATA PROCESSINGS - 1.9%
Automatic Data Processing, Inc. ..............            1,600           80,000
Paychex, Inc. ................................            3,150          109,856
                                                                      ----------
                                                                         189,856
TEXTILES - APPAREL - 1.2%
Jones Apparel Group, Inc.* ...................            2,200          118,800
                                                                      ----------
 Total common stocks - 93.6% .................                         9,222,947
 Cash and other assets,
   less liabilities - 6.4% ...................                           626,997
                                                                      ----------
 Total net assets - 100.0% ...................                        $9,849,944
                                                                      ==========
                        SECURITY EQUITY FUND-VALUE SERIES
COMMON STOCKS

AIR FREIGHT - 2.0%
Old Dominion Freight Line, Inc.* .............            8,500       $  163,625

BANKS - MAJOR REGIONAL - 2.7%
Bank of New York Company, Inc. ...............              900           43,200
Northern Trust Corporation ...................            1,600           94,600
Wells Fargo & Company ........................              300           82,500
                                                                      ----------
                                                                         220,300
BEVERAGES - ALCOHOLIC - 1.1%
Canandaigu Brands, Inc. (Cl. A)* .............            1,900           89,538

CHEMICALS - SPECIALTY - 7.0%
Dexter Corporation ...........................            2,400           96,150
M.A. Hanna Company ...........................            9,000          239,062
Material Sciences Corporation* ...............            9,000          128,250
Minerals Technologies, Inc. ..................            2,500          111,406
                                                                      ----------
                                                                         574,868
COMMUNICATION EQUIPMENT - 3.8%
ANTEC Corporation* ...........................           10,800          126,900
Harris Corporation ...........................            4,000          183,000
                                                                      ----------
                                                                         309,900
COMPUTER HARDWARE - 1.2%
Compaq Computer Corporation* .................            1,312           98,072

COMPUTER PERIPHERALS - 0.9%
Seagate Technology, Inc.* ....................            2,000           72,250

COMPUTER SOFTWARE/SERVICES - 4.6%
Computer Sciences Corporation* ...............            4,000          283,000
DST Systems, Inc.* ...........................            2,700           99,900
                                                                      ----------
                                                                         382,900
CONTAINERS & PACKAGING - 1.7%
Sealright Company, Inc.* .....................           10,600          139,125

ELECTRIC COMPANIES - 6.6%
Aquarion Company .............................            2,500           69,375
CIPSCO, Inc. .................................            3,700          141,062
Scana Corporation ............................            8,000          200,500
Wisconsin Energy Corporation .................            5,000          130,000
                                                                      ----------
                                                                         540,937
ELECTRONICS - SEMICONDUCTORS - 0.7%
Atmel Corporation* ...........................            1,600           58,300

ELECTRONICS - INSTRUMENTATION - 1.7%
E G & G, Inc. ................................            1,400           28,963
Perkin-Elmer Corporation .....................            1,500          109,594
                                                                      ----------
                                                                         138,557
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                  SECURITY EQUITY FUND-VALUE SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL - DIVERSE - 2.0%
American Express Company .....................              600       $   49,125
Capital One Financial Corporation ............            2,600          118,950
                                                                      ----------
                                                                         168,075
FOODS - 4.1%
Chiquita Brands International, Inc. ..........           16,000          258,000
Hormel Foods Corporation .....................            2,400           76,950
                                                                      ----------
                                                                         334,950
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. ........................            1,400           62,388

HOUSEHOLD PRODUCTS - 2.7%
Dial Corporation .............................            4,500           78,469
Kimberly-Clark Corporation ...................            3,000          146,812
                                                                      ----------
                                                                         225,281
INSURANCE - LIFE/HEALTH - 2.6%
AFLAC, Inc. ..................................            4,000          217,000

INSURANCE - PROPERTY - 2.4%
Leucadia National Corporation ................            3,000          103,125
W.R. Berkley Corporation .....................            2,100           90,431
                                                                      ----------
                                                                         193,556
IRON & STEEL - 1.7%
Cleveland-Cliffs, Inc. .......................            3,300          143,963

LEISURE TIME PRODUCTS - 2.5%
Hasbro, Inc. .................................            5,000          140,625
Mattel, Inc. .................................            2,000           66,250
                                                                      ----------
                                                                         206,875
MANUFACTURING - DIVERSIFIED - 2.4%
Textron, Inc. ................................              400           26,000
U.S. Industries, Inc. ........................            6,000          174,000
                                                                      ----------
                                                                         200,000
MEDICAL PRODUCTS & SUPPLIES - 2.9%
ATL Ultrasound, Inc.* ........................            1,000           46,750
Sunrise Medical, Inc.* .......................           12,000          187,500
                                                                      ----------
                                                                         234,250
METALS & MINING - 0.4%
Cyprus Amax Minerals Company .................            1,500           36,000

NATURAL GAS - 7.5%
Coastal Corporation ..........................              700           42,875
Eastern Enterprises ..........................            4,500          167,906
Equitable Resources, Inc. ....................            8,000          252,000
People's Energy Corporation ..................            4,000          150,750
                                                                      ----------
                                                                         613,531
OFFICE EQUIPMENT & SUPPLIES - 3.1%
Corporate Express, Inc.* .....................           12,000       $  253,500

OIL & GAS - EXPLORATION & PRODUCTION - 7.3%
Apache Corporation ...........................            2,000           85,750
Forcenergy, Inc.* ............................            4,800          186,300
Louisiana Land & Exploration
 Company .....................................              900           70,481
Noble Affiliates, Inc. .......................            1,600           71,600
YPF Sociedad Anomima ADR .....................            5,000          184,375
                                                                      ----------
                                                                         598,506
PHARMACEUTICALS - 6.1%
Mylan Laboratories, Inc. .....................           12,200          273,737
R.P. Scherer Corporation* ....................            2,000          123,875
Teva Pharmaceutical Industries,
 Ltd. ADR ....................................            1,900          105,925
                                                                      ----------
                                                                         503,537
PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ..................              600           40,613

PUBLISHING - NEWSPAPER - 3.4%
E.W. Scripps Company .........................            4,200          184,537
Tribune Company* .............................            1,800           95,963
                                                                      ----------
                                                                         280,500
REAL ESTATE INVESTMENT TRUSTS - 0.1%
CCA Prison Realty Trust ......................              200            7,550

RESTAURANTS - 2.5%
The Cheesecake Factory* ......................            7,500          206,719

RETAIL - SPECIALTY - 2.2%
AutoZone, Inc.* ..............................            3,000           90,000
Payless ShoeSource, Inc.* ....................              800           47,750
Toys "R" Us, Inc.* ...........................            1,100           39,050
                                                                      ----------
                                                                         176,800
SERVICES - ADVERTISING / MARKETING - 0.7%
Acxiom Corporation* ..........................            3,300           57,544

SERVICES - COMMERCIAL & CONSUMER - 3.8%
Angelica Corporation .........................           15,500          308,062

SERVICES - DATA PROCESSING - 2.1%
First Data Corporation .......................            4,500          169,031

TRUCKS & PARTS - 1.5%
Titan International, Inc. ....................            6,000          120,000
                                                                      ----------
 Total common stocks - 99.3% .................                         8,146,603
 Cash and other assets,
   less liabilities - 0.7% ...................                            55,988
                                                                      ----------
 Total net assets - 100.0% ...................                        $8,202,591
                                                                      ==========
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                               SECURITY ULTRA FUND
                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AUTO PARTS &EQUIPMENT - 1.0%
Snap-On, Inc. ................................           20,250       $  932,766

BANKS - MAJOR REGIONAL - 4.1%
Northern Trust Corporation ...................           26,000        1,537,250
State Street Corporation .....................           36,000        2,193,750
                                                                      ----------
                                                                       3,731,000
BEVERAGES - SOFT DRINK - 2.6%
Coca-Cola Enterprises, Inc. ..................           85,800        2,311,238

BIOTECHNOLOGY - 2.7%
BioChem Pharma, Inc.* ........................           37,000        1,165,500
Biogen, Inc.* ................................           17,200          557,925
Centocor, Inc.* ..............................           16,000          761,000
                                                                      ----------
                                                                       2,484,425
CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................           21,000        1,074,938

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................           22,000          724,625

COMMUNICATION EQUIPMENT - 2.5%
ADC Telecommunications, Inc.* ................           28,000          910,000
CIENA Corporation* ...........................            9,000          445,781
Tellabs, Inc.* ...............................           17,000          875,500
                                                                      ----------
                                                                       2,231,281
COMPUTER HARDWARE - 2.9%
Dell Computer Corporation* ...................           19,000        1,840,625
ENCAD, Inc.* .................................           24,500          753,375
                                                                      ----------
                                                                       2,594,000
COMPUTER SOFTWARE/SERVICES - 9.6%
America OnLine, Inc.* ........................           20,500        1,546,469
BMC Software, Inc.* ..........................           25,000        1,618,750
Cambridge Technology Partners,
 Inc.* .......................................           26,000          931,125
Compuware Corporation* .......................           17,800        1,076,900
Electronics for Imaging, Inc.* ...............           18,000          918,000
McAfee Associates, Inc.* .....................           12,000          636,000
PeopleSoft, Inc.* ............................           23,000        1,374,250
Viasoft, Inc.* ...............................           12,000          594,000
                                                                      ----------
                                                                       8,695,494
DISTRIBUTION - FOOD & HEALTH - 1.4%
Cardinal Health, Inc. ........................           17,500        1,242,500

ELECTRIC COMPANIES - 1.4%
AES Corporation* .............................           29,000        1,268,750

ELECTRICAL EQUIPMENT - 2.9%
Sanmina Corporation* .........................           13,500       $1,168,594
SCI Systems, Inc.* ...........................           30,000        1,486,875
                                                                      ----------
                                                                       2,655,469
ELECTRONICS - INSTRUMENTATION - 0.6%
Perkin-Elmer Corporation .....................            7,300          533,356

ELECTRONICS - SEMICONDUCTORS - 6.6%
Altera Corporation* ..........................           19,000          973,750

ANADIGICS, Inc.* .............................           18,000          887,625
Analog Devices, Inc.* ........................           34,666        1,161,311
Atmel Corporation* ...........................           24,500          892,719
Linear Technology Corporation ................           16,000        1,100,000
Xilinx, Inc.* ................................           18,000          911,250
                                                                      ----------
                                                                       5,926,655
FINANCIAL - DIVERSE - 2.1%
SunAmerica, Inc. .............................           48,000        1,881,000
FOODS - 1.2%
Dole Food Company, Inc. ......................           12,800          578,400
Interstate Bakeries Corporation ..............            8,000          548,500
                                                                      ----------
                                                                       1,126,900
HEALTH CARE - MANAGED CARE - 1.4%
Oxford Health Plans, Inc.* ...................           17,100        1,280,362

HEALTH CARE - SPECIALIZED SERVICES - 1.9%
Parexel International Corporation* ...........           19,500          770,250
Quintiles Transnational Corporation* .........           11,100          935,175
                                                                      ----------
                                                                       1,705,425
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc. ........................           19,900          886,794

HOUSEHOLD PRODUCTS - 0.4%
Dial Corporation .............................           22,000          383,625

INSURANCE - LIFE/HEALTH - 1.8%
AFLAC, Inc. ..................................           29,300        1,589,525

INSURANCE - PROPERTY - 1.5%
Progressive Corporation ......................           13,000        1,392,625

INVESTMENT BANK/BROKERAGE - 6.2%
Franklin Resources, Inc. .....................           28,000        2,607,500
Charles Schwab Corporation ...................           58,500        2,091,375
T. Rowe Price Associates, Inc. ...............           13,700          921,325
                                                                      ----------
                                                                       5,620,200
LEISURE TIME PRODUCTS - 0.6%
Callaway Golf Company ........................           15,800          551,025

LODGING - HOTELS - 0.5%
Promus Hotel Corporation* ....................           11,000          492,937

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                         SECURITY ULTRA FUND (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................           21,000       $1,050,000

MANUFACTURING - SPECIALIZED - 1.8%
Sealed Air Corporation* ......................           17,000          933,938
United States Filter Corporation* ............           16,500          710,531
                                                                      ----------
                                                                       1,644,469
MEDICAL PRODUCTS & SUPPLIES - 2.7%
ATL Ultrasound, Inc.* ........................           20,500          958,375
Guidant Corporation ..........................           26,500        1,484,000
                                                                      ----------
                                                                       2,442,375
NATURAL GAS - 0.9%
Sonat, Inc. ..................................           16,500          839,437

OFFICE EQUIPMENT & SUPPLIES - 1.1%
Corporate Express, Inc.* .....................           47,000          992,875
OIL & GAS - DRILLING & EQUIPMENT - 6.1%
BJ Services Company* .........................            9,000          668,250

ENSCO International, Inc. ....................           35,000        1,380,313
Global Marine, Inc.* .........................           42,000        1,396,500
Smith International, Inc.* ...................           10,000          776,875
Tidewater, Inc. ..............................           15,000          888,750
Varco International, Inc.* ...................            8,000          388,000
                                                                      ----------
                                                                       5,498,688
OIL & GAS - EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corporation ...............           12,400          890,475

PHARMACEUTICALS - 2.5%
Dura Pharmaceuticals, Inc.* ..................           36,000        1,570,500
Jones Medical Industries, Inc. ...............           15,500          488,250
Miravant Medical Technologies* ...............            4,000          220,000
                                                                      ----------
                                                                       2,278,750
RESTAURANTS - 1.6%
Papa John's International, Inc.* .............           22,125          756,398
Starbucks Corporation* .......................           16,500          689,906
                                                                      ----------
                                                                       1,446,304
RETAIL - DEPARTMENT STORES - 3.8%
Dollar General Corporation ...................           31,250        1,064,453
Kohl's Corporation* ..........................           20,000        1,420,000
Proffitt's, Inc.* ............................           16,000          948,000
                                                                      ----------
                                                                       3,432,453
RETAIL - GENERAL MERCHANDISE - 0.9%
Consolidated Stores Corporation* .............           20,000          837,500

RETAIL - SPECIALTY - 3.1%
Bed Bath & Beyond, Inc.* .....................           16,000       $  562,000
Payless ShoeSource, Inc.* ....................           11,000          656,563
Staples, Inc.* ...............................           46,375        1,281,109
Tiffany & Company ............................            8,000          340,000
                                                                      ----------
                                                                       2,839,672
SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................           19,000        1,382,250

SERVICES - COMMERCIAL & CONSUMER - 3.5%
Apollo Group, Inc.* ..........................           22,400          949,200
Manpower, Inc. ...............................           17,000          671,500
Robert Half International, Inc.* .............           18,750          775,781
Stewart Enterprises, Inc. ....................           17,500          765,625
                                                                      ----------
                                                                       3,162,106
SERVICES - COMPUTER SYSTEMS - 0.5%
Sungard Data Systems, Inc.* ..................           17,000          412,250

SERVICES - DATA PROCESSING - 1.4%
Fiserv, Inc.* ................................            9,500          416,812
Paychex, Inc. ................................           23,400          816,075
                                                                      ----------
                                                                       1,232,887
TEXTILES - APPAREL - 0.8%
Jones Apparel Group, Inc.* ...................           13,000          702,000

WASTE MANAGEMENT - 1.4%
USA Waste Services, Inc.* ....................           31,075        1,239,116
                                                                      ----------
 Total common stocks - 94.7% .................                        85,640,522
 Cash and other assets,
   less liabilities - 5.3% ...................                         4,826,749
                                                                      ----------
 Total net assets - 100.0% ...................                       $90,467,271
                                                                      ==========

The identified cost of investments owned at September 30, 1997, was the same for federal income tax and financial statement purposes, except for Growth & Income Fund, Global Series Asset Allocation Series and Ultra Fund for which the identified cost of investments for federal income tax purposes was $79,181,851, $30,885,836, $7,025,531 and $55,393,579, respectively.

* Securities on which no cash dividend was paid during the preceding twelve months. ADR (American Depositary Receipt)

1 Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                             See accompanying notes

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                                                    Security Equity Fund
                                                                                       ---------------------------------------------
                                                                      Security                                               Asset
                                                                     Growth and           Equity            Global        Allocation
                                                                     Income Fund          Series            Series          Series
                                                                    ------------       ------------      -----------      ----------
ASSETS
Investments, at value (identified cost $79,178,585,
  $494,763,814, $30,841,704 and $7,005,829,
  respectively) ..............................................      $ 97,851,099       $794,202,524      $35,390,089      $7,751,748
Cash .........................................................        (1,219,246)        41,330,829        3,481,020             467
Receivables:
  Fund shares sold ...........................................           127,671          4,025,627           73,342              29
  Securities sold ............................................         1,273,410          9,013,937          144,822            --
  Forward foreign exchange contracts .........................              --                 --             37,290            --
  Interest ...................................................           166,860            169,484           16,050          25,356
  Dividends ..................................................           118,648            914,046           66,175           5,786
  Foreign taxes recoverable ..................................              --                 --             31,278           2,333
  Prepaid expenses ...........................................              --                 --               --            10,211
                                                                    ------------       ------------      -----------      ----------
  Total assets ...............................................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased .......................................      $       --         $  1,666,534      $ 1,717,101      $     --
  Fund shares redeemed .......................................           222,762            315,308          196,921          20,177
Other Liabilities:
  Management fees ............................................           101,742            744,097           60,999           2,617
  Custodian fees .............................................              --                 --               --             1,001
  Transfer and administration fees ...........................              --                 --               --             6,018
  Professional fees ..........................................              --                 --               --             5,063
  12b-1 distribution plan fees ...............................             5,510             74,269           10,546           3,244
  Other payables .............................................              --                 --               --               430
                                                                    ------------       ------------      -----------      ----------
    Total liabilities ........................................           330,014          2,800,208        1,985,567          38,550
Net Assets:
Paid in capital ..............................................        58,128,021        482,735,990       29,641,700       6,490,140
Undistributed net investment income ..........................            96,355          2,266,283          105,784          67,914
Accumulated undistributed net realized gain
  on sale of investments, and foreign
  currency transactions ......................................        21,091,538         62,415,256        2,920,172         453,490
Net unrealized appreciation
  in value of investments, futures and
  translation  of assets and liabilities
  in foreign currency ........................................        18,672,514        299,438,710        4,586,843         745,836
                                                                    ------------       ------------      -----------      ----------
    Net assets ...............................................        97,988,428        846,856,239       37,254,499       7,757,380
                                                                    ------------       ------------      -----------      ----------
      Total liabilities and net assets .......................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========
CLASS "A" SHARES
Capital shares outstanding ...................................         8,190,671         83,310,733        1,784,153         310,479
Net assets ...................................................      $ 91,251,769       $757,520,288      $24,193,467      $3,906,431
Net asset value per share (net assets
  divided by  shares  outstanding) ...........................      $      11.14       $       9.09      $     13.56      $    12.58
Add: Selling commission (5.75% of
  the  offering price) .......................................      $       0.68       $       0.55      $      0.83      $     0.77
                                                                    ------------       ------------      -----------      ----------
Offering price per share (net asset value
  divided by 94.25%) .........................................      $      11.82       $       9.64      $     14.39      $    13.35
                                                                    ============       ============      ===========      ==========
CLASS "B" SHARES
Capital shares outstanding ...................................           613,052         10,125,359          987,744         309,214
Net assets ...................................................      $  6,736,659       $ 89,335,951      $13,061,032      $3,850,949
Net asset value per share (net assets
  divided by  shares outstanding) ............................      $      10.99       $       8.82      $     13.22      $    12.45
                                                                    ============       ============      ===========      ==========
                             SEE ACCOMPANYING NOTES

                                       32

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                          Security Equity Fund
                                                                    --------------------------------
                                                                       Social                                  Security
                                                                     Awareness              Value               Ultra
                                                                       Series               Series               Fund
                                                                    ------------          ----------         -----------
ASSETS
Investments, at value (identified cost $7,582,342,
  $7,289,634 and $55,329,839, respectively) .....................   $  9,222,947          $8,146,603         $85,640,522
Cash ............................................................        613,875               9,995           5,170,008
Receivables:
  Fund shares sold ..............................................          3,653              72,133               5,300
  Securities sold ...............................................        303,738              65,498             740,265
  Interest ......................................................          2,816               1,636              21,636
  Dividends .....................................................          5,884              11,359              26,742
Prepaid expenses ................................................          7,424              14,486                --
                                                                    ------------          ----------         -----------
    Total assets ................................................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased ..........................................   $    301,375          $  107,423         $   159,000
  Fund shares redeemed ..........................................            977               6,360             517,390
Other Liabilities:
  Management fees ...............................................           --                  --                95,032
  Custodian fees ................................................           --                   375                --
  Transfer and administration fees ..............................          1,388                 972                --
  Professional fees .............................................          3,500                 991                --
  12b-1 distribution plan fees ..................................          3,128               2,956               4,910
  Other payables ................................................             25                  42             360,870
                                                                    ------------          ----------         -----------
    Total liabilities ...........................................        310,393             119,119           1,137,202
Net Assets:
Paid in capital .................................................      8,408,655           7,227,345          58,126,275
Undistributed net investment income .............................          5,542              11,189                --
Accumulated undistributed net realized gain (loss)
  on sale of investments and futures ............................       (204,858)            107,088           2,030,313
Net unrealized appreciation
  in value of investments and futures ...........................      1,640,605             856,969          30,310,683
                                                                    ------------          ----------         -----------
    Net assets ..................................................      9,849,944           8,202,591          90,467,271
                                                                    ------------          ----------         -----------
      Total liabilities and net assets ..........................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
CLASS "A" SHARES
Capital shares outstanding ......................................        345,128             357,524           9,149,312
Net assets ......................................................   $  6,209,250          $4,630,730         $84,503,522
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.99          $    12.95         $      9.24
Add: Selling commission (5.75% of the
  offering price) ...............................................   $       1.10          $     0.79         $      0.56
                                                                    ------------          ----------         -----------
Offering price per share (net asset value
  divided by 94.25%) ............................................   $      19.09          $    13.74         $      9.80
                                                                    ============          ==========         ===========
CLASS "B" SHARES
Capital shares outstanding ......................................        204,366             276,573             669,926
Net assets ......................................................   $  3,640,694          $3,571,861         $ 5,963,749
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.81          $    12.91         $      8.90
                                                                    ============          ==========         ===========
                             SEE ACCOMPANYING NOTES

                                       33

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                     -------------------------------------------------
                                                     Security                                                 Asset
                                                    Growth and           Equity           Global           Allocation
                                                    Income Fund          Series           Series             Series
                                                   -----------       ------------       -----------        -----------
INVESTMENT INCOME:
  Dividends .....................................  $ 1,076,326       $  9,352,053       $   628,639        $    91,400
  Interest ......................................    1,209,223          1,347,977           105,160            127,936
                                                   -----------       ------------       -----------        -----------
                                                     2,285,549         10,700,030           733,799            219,336
Less foreign tax expense ........................         --                 --             (68,229)            (5,595)
                                                   -----------       ------------       -----------        -----------
Total investment income .........................    2,285,549         10,700,030           665,570            213,741

EXPENSES:
  Management fees ...............................    1,024,369          7,375,751           642,585             62,322
  Custodian fees ................................         --                 --                --               12,017
  Transfer/maintenance fees .....................         --                 --                --                7,611
  Administration fees ...........................         --                 --                --               53,010
  Directors' fees ...............................         --                 --                --                   99
  Professional fees .............................         --                 --                --                4,870
  Reports to shareholders .......................         --                 --                --                  699
  Registration fees .............................         --                 --                --               12,727
  Other expenses ................................         --                 --                --                1,015
  12b-1 distribution plan fees (Class B) ........       40,165            631,537           100,029             34,702
  Reimbursement of expenses .....................         --                 --                --              (45,581)
                                                   -----------       ------------       -----------        -----------
    Total expenses ..............................    1,064,534          8,007,288           742,614            143,491
                                                   -----------       ------------       -----------        -----------
      Net investment income (loss) ..............    1,221,015          2,692,742           (77,044)            70,250

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
  Investments ...................................   21,245,450         70,480,807         3,217,212            460,170
  Foreign currency transactions .................         --                 --             210,315                923
                                                   -----------       ------------       -----------        -----------
  Net realized gain .............................   21,245,450         70,480,807         3,427,527            461,093
Net change in unrealized appreciation
(depreciation) during the period on:
  Investments ...................................    3,450,512        126,763,115         2,598,290            619,830
  Translation of assets and liabilities
    in foreign currencies .......................         --                 --             (34,399)               (72)
                                                   -----------       ------------       -----------        -----------
  Net unrealized appreciation ...................    3,450,512        126,763,115         2,563,891            619,758
                                                   -----------       ------------       -----------        -----------
    Net gain ....................................   24,695,962        197,243,922         5,991,418          1,080,851
                                                   -----------       ------------       -----------        -----------
      Net increase in net assets
        resulting from operations ...............  $25,916,977       $199,936,664       $ 5,914,374        $ 1,151,101
                                                   ===========       ============       ===========        ===========

                             SEE ACCOMPANYING NOTES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                           Security Equity Fund
                                                                       -----------------------------
                                                                         Social                                Security
                                                                        Awareness            Value              Ultra
                                                                         Series*            Series**            Fund
                                                                       -----------         ---------         ------------
Investment Income:
  Dividends .......................................................    $    35,732         $  25,955         $    231,003
  Interest ........................................................         27,525             7,972              325,052
                                                                       -----------         ---------         ------------
    Total investment income .......................................         63,257            33,927              556,055
Expenses:
  Management fees .................................................         50,880            17,003              985,285
  Custodian fees ..................................................          2,195             1,048                 --
  Transfer/maintenance fees .......................................          3,925             1,345                 --
  Administration fees .............................................          4,579             1,530                 --
  Directors' fees .................................................             74                26                 --
  Professional fees ...............................................          4,704               991                 --
  Reports to shareholders .........................................            114                23                 --
  Registration fees ...............................................         21,309             8,575                 --
  Other expenses ..................................................            774               459              360,870
  12b-1 distribution plan fees (Class B) ..........................         20,041             8,741               42,336
  Reimbursement of expenses .......................................        (50,880)          (17,003)                --
                                                                       -----------         ---------         ------------
    Total expenses ................................................         57,715            22,738            1,388,491
                                                                       -----------         ---------         ------------
      Net investment income (loss) ................................          5,542            11,189             (832,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments .....................................................       (204,858)          107,088            2,810,675
  Futures contracts ...............................................           --                --                 (8,387)
                                                                       -----------         ---------         ------------
    Net realized gain (loss) ......................................       (204,858)          107,088            2,802,288
Net change in unrealized appreciation during the period on:
  Investments .....................................................      1,640,605           856,969           13,191,840
                                                                       -----------         ---------         ------------
    Net gain ......................................................      1,435,747           964,057           15,994,128
                                                                       -----------         ---------         ------------
      Net increase in net assets
        resulting from operations .................................    $ 1,441,289         $ 975,246         $ 15,161,692
                                                                       ===========         =========         ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                               Security Equity Fund
                                                                                 --------------------------------------------------
                                                               Security                                                     Asset
                                                              Growth and            Equity              Global            Allocation
                                                              Income Fund           Series              Series              Series
                                                              ------------       -------------       ------------       -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........................      $  1,221,015       $   2,692,742       $    (77,044)      $    70,250
  Net realized gain ....................................        21,245,450          70,480,807          3,427,527           461,093
  Unrealized appreciation during the period ............         3,450,512         126,763,115          2,563,891           619,758
                                                              ------------       -------------       ------------       -----------
    Net increase in net assets resulting from operations        25,916,977         199,936,664          5,914,374         1,151,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ............................................        (1,278,257)         (3,155,322)          (597,023)          (63,009)
    Class B ............................................           (29,101)                 --           (199,976)          (52,830)
  Net realized gain
    Class A ............................................        (5,648,284)        (49,869,431)        (1,243,269)          (61,070)
    Class B ............................................          (232,550)         (4,463,901)          (515,069)          (73,554)
                                                              ------------       -------------       ------------       -----------
      Total distributions to shareholders ..............        (7,188,192)        (57,488,654)        (2,555,337)         (250,463)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sales of shares
    Class A ............................................         5,721,292         221,241,550          6,304,969         1,478,803
    Class B ............................................         3,688,134         110,104,405          6,613,460         1,009,991
  Dividends reinvested
    Class A ............................................         6,351,214          49,656,213          1,808,607           122,613
    Class B ............................................           253,502           4,431,044            714,502           124,004
  Shares redeemed
    Class A ............................................       (11,732,659)       (219,339,034)        (5,834,526)         (595,393)
    Class B ............................................          (542,134)        (76,188,625)        (2,640,062)         (513,448)
                                                              ------------       -------------       ------------       -----------
    Net increase from capital share transactions .......         3,739,349          89,905,553          6,966,950         1,626,570
                                                              ------------       -------------       ------------       -----------
      Total increase in net assets .....................        22,468,134         232,353,563         10,325,987         2,527,208

NET ASSETS:
  Beginning of year ....................................        75,520,294         614,502,676         26,928,512         5,230,172
                                                              ------------       -------------       ------------       -----------
  End of year ..........................................      $ 97,988,428       $ 846,856,239       $ 37,254,499       $ 7,757,380
                                                              ============       =============       ============       ===========
  Undistributed net investment income at end of year ...      $     96,355       $   2,266,283       $    105,784       $    67,914
                                                              ============       =============       ============       ===========
(a) Shares issued and redeemed
  Shares sold
    Class A ............................................           602,485          27,937,552            503,842           128,634
    Class B ............................................           388,324          14,249,362            537,435            89,049
  Dividends reinvested
    Class A ............................................           721,721           6,886,178            157,805            11,078
    Class B ............................................            29,373             628,340             63,438            11,246
  Shares redeemed
    Class A ............................................        (1,232,959)        (27,902,983)          (459,717)          (50,647)
    Class B ............................................           (56,091)        (10,027,869)          (211,371)          (44,492)
                                                              ------------       -------------       ------------       -----------
    Net increase .......................................           452,853          11,770,580            591,432           144,868
                                                              ============       =============       ============       ===========

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                             --------------------------------
                                                                               Social                                    Security
                                                                              Awareness             Value                  Ultra
                                                                               Series*             Series**                Fund
                                                                             -----------          -----------          ------------
Increase in net assets from operations:
  Net investment income (loss) .....................................         $     5,542          $    11,189          $   (832,436)
  Net realized gain (loss) .........................................            (204,858)             107,088             2,802,288
  Unrealized appreciation during the period ........................           1,640,605              856,969            13,191,840
                                                                             -----------          -----------          ------------
    Net increase in net assets
     resulting from operations .....................................           1,441,289              975,246            15,161,692


Distributions to shareholders from:
  Net investment income
    Class A ........................................................                --                   --                    --
    Class B ........................................................                --                   --                    --
  Net realized gain
    Class A ........................................................                --                   --              (5,180,781)
    Class B ........................................................                --                   --                (326,156)
                                                                             -----------          -----------          ------------
    Total distributions to shareholders ............................                --                   --              (5,506,937)

Capital share transactions (a):
  Proceeds from sales of shares
    Class A ........................................................           5,535,748            4,177,778            22,311,821
    Class B ........................................................           3,185,475            3,087,104             6,072,670
  Dividends reinvested
    Class A ........................................................                --                   --               4,973,701
    Class B ........................................................                --                   --                 326,142
  Shares redeemed
    Class A ........................................................            (306,673)             (23,359)          (26,312,322)
    Class B ........................................................              (5,895)             (14,178)           (3,487,931)
                                                                             -----------          -----------          ------------
    Net increase from capital share transactions ...................           8,408,655            7,227,345             3,884,081
                                                                             -----------          -----------          ------------
      Total increase in net assets .................................           9,849,944            8,202,591            13,538,836

Net assets:
  Beginning of period ..............................................                --                   --              76,928,435
                                                                             -----------          -----------          ------------
  End of period ....................................................         $ 9,849,944          $ 8,202,591          $ 90,467,271
                                                                             ===========          ===========          ============
  Undistributed net investment income at
    end of period ..................................................         $     5,542          $    11,189          $       --
                                                                             ===========          ===========          ============
  (a) Shares issued and redeemed
  Shares sold
    Class A ........................................................             363,334              359,432             2,872,813
    Class B ........................................................             204,698              277,836               766,245
  Dividends reinvested
    Class A ........................................................                --                   --                 656,941
    Class B ........................................................                --                   --                  44,428
  Shares redeemed
    Class A ........................................................             (18,206)              (1,908)           (3,375,134)
    Class B ........................................................                (332)              (1,263)             (476,747)
                                                                             -----------          -----------          ------------
    Net increase ...................................................             549,494              634,097               488,546
                                                                             ===========          ===========          ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                     Security Equity Fund
                                                                       --------------------------------------------
                                                          Security                                         Asset         Security
                                                         Growth and        Equity           Global       Allocation       Ultra
                                                        Income Fund        Series           Series         Series          Fund
                                                       ------------    -------------    ------------    -----------    ------------
Increase in net assets from operations:
  Net investment income (loss) .....................   $  1,481,389    $   3,642,879    $    (42,350)   $    84,407    $   (439,871)
  Net realized gain ................................      6,097,347       54,909,397       2,667,735        252,773       7,865,014
  Unrealized appreciation during the year ..........      5,572,992       59,008,440       1,091,782         49,605       2,292,201
                                                       ------------    -------------    ------------    -----------    ------------
    Net increase in net assets resulting
      from operations ..............................     13,151,728      117,560,716       3,717,167        386,785       9,717,344

Distributions to shareholders from:

  Net investment income
    Class A ........................................     (1,303,374)      (4,154,225)       (357,503)       (59,841)           --
    Class B ........................................        (16,567)         (64,778)        (72,239)       (50,821)           --
  Net realized gain
    Class A ........................................     (2,290,075)     (33,371,334)       (224,880)       (30,468)     (7,109,009)
    Class B ........................................        (44,993)      (1,836,652)        (77,719)       (31,088)       (500,515)
                                                       ------------    -------------    ------------    -----------    ------------
      Total distributions to shareholders ..........     (3,655,009)     (39,426,989)       (732,341)      (172,218)     (7,609,524)

Capital share transactions (a):

  Proceeds from sale of shares
    Class A ........................................      3,975,290      299,520,899       5,778,490        682,087      27,602,365
    Class B ........................................      1,200,271       93,534,094       2,179,465      1,119,612       3,050,423
  Dividends reinvested
    Class A ........................................      3,265,411       34,973,081         570,969         89,987       6,772,088
    Class B ........................................         60,327        1,882,247         149,212         81,908         500,487
  Shares redeemed
    Class A ........................................    (10,667,756)    (273,412,317)     (5,192,505)      (337,484)    (28,420,959)
    Class B ........................................       (369,561)     (79,755,552)     (1,236,321)       (55,397)     (6,164,145)
                                                       ------------    -------------    ------------    -----------    ------------
      Net increase (decrease) from capital share
        transactions ...............................     (2,536,018)      76,742,452       2,249,310      1,580,713       3,340,259
                                                       ------------    -------------    ------------    -----------    ------------
          Total increase in net assets .............      6,960,701      154,876,179       5,234,136      1,795,280       5,448,079

Net assets:
  Beginning of year ................................     68,559,593      459,626,497      21,694,376      3,434,892      71,480,356
                                                       ------------    -------------    ------------    -----------    ------------
  End of year ......................................   $ 75,520,294    $ 614,502,676    $ 26,928,512    $ 5,230,172    $ 76,928,435
                                                       ============    =============    ============    ===========    ============
Undistributed net investment income
  at end of year ...................................   $    182,698    $   2,728,863    $    671,849    $   112,622    $       --
                                                       ============    =============    ============    ===========    ============
  (a) Shares issued and redeemed
    Shares sold
      Class A ......................................        474,232       43,657,565         491,586         63,688       3,632,551
      Class B ......................................        143,440       13,771,902         186,645        104,927         412,321
    Dividends reinvested
      Class A ......................................        404,486        5,483,525          52,399          8,801         996,776
      Class B ......................................          7,601          300,151          13,842          8,014          75,103
    Shares redeemed
      Class A ......................................     (1,281,262)     (39,986,054)       (447,772)       (31,916)     (3,688,397)
      Class B ......................................        (43,575)     (11,797,000)       (107,952)        (5,145)       (820,769)
                                                       ------------    -------------    ------------    -----------    ------------
        Net increase (decrease) ....................       (295,078)      11,430,089         188,748        148,369         607,585
                                                       ============    =============    ============    ===========    ============

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A) (b)
                                                                             Fiscal Period Ended September 30
                                                 ------------------------------------------------------------------------------
                                                    1997(g)            1996(g)         1995(g)         1994(c)         1993
                                                 ------------     ------------     ------------    ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       9.05     $       7.93     $       6.96    $       7.84    $       7.13
Income from Investment Operations:
Net Investment Income .........................         0.144             0.18             0.16            0.13            0.21
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.813            1.373            1.183          (0.713)          0.876
                                                 ------------     ------------     ------------    ------------    ------------
Total from Investment Operations ..............         2.957            1.553            1.343          (0.583)          1.086
Less Distributions
Dividends (from Net Investment Income) ........        (0.155)          (0.158)          (0.158)         (0.128)         (0.218)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)         (0.158)
                                                 ------------     ------------     ------------    ------------    ------------
   Total Distributions ........................        (0.863)          (0.433)          (0.373)         (0.297)         (0.376)
                                                 ------------     ------------     ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      11.14     $       9.05     $       7.93    $       6.96    $       7.84
                                                 ============     ============     ============    ============    ============
TOTAL RETURN (a) ..............................         35.31%           20.31%           20.25%          (7.6%)           15.6

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $     91,252     $     73,273     $     67,430    $     65,328    $     81,982
Ratio of Expenses to Average Net Assets .......          1.24%            1.29%            1.31%           1.28%           1.26%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          1.53%            2.09%            2.21%           1.70%           2.80%
Portfolio Turnover Rate .......................           124%              69%             130%            163%            135%
Average Commission Paid Per Equity
  Share Traded (j) ............................  $     0.0600     $     0.0625             --              --              --

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                   Fiscal Period Ended September 30
                                                 --------------------------------------------------------------
                                                   1997(g)            1996(g)          1995(g)        1994(c)
                                                 ------------     ------------     ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       8.94     $       7.85     $       6.90    $       7.83
Income from Investment Operations:
Net Investment Income .........................         0.048             0.09             0.08            0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.776            1.353            1.179          (0.694)
                                                 ------------     ------------     ------------    ------------
Total from Investment Operations ..............         2.824            1.443            1.259          (0.644)
Less Distributions
Dividends (from Net Investment Income) ........        (0.063)          (0.078)          (0.094)         (0.117)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)
                                                 ------------     ------------     ------------    ------------
   Total Distributions ........................        (0.771)          (0.353)          (0.309)         (0.286)
                                                 ------------     ------------     ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      10.99     $       8.94     $       7.85    $       6.90
                                                 ============     ============     ============    ============
TOTAL RETURN (a) ..............................         34.01%           19.01%           19.07%           (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $      6,737     $      2,247     $      1,130    $        668
Ratio of Expenses to Average Net Assets .......          2.24%            2.29%            2.31%           2.27%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          0.53%            1.09%            1.21%           1.03%
Portfolio Turnover Rate .......................           124%              69%            130%            178%
Average Commission Paid Per
  Equity Share Traded (j) .....................  $     0.0600     $     0.0625            --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY SERIES (CLASS A)
                                                                                  Fiscal Period Ended September 30
                                                    -------------------------------------------------------------------------------
                                                       1997(g)            1996(g)         1995(g)         1994(c)          1993
                                                    -------------    -------------    -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.54    $        6.55    $        5.54   $        6.73   $        5.86
Income from Investment Operations:
Net Investment Income ............................           0.04             0.05             0.04            0.05            0.12
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.199            1.482            1.377           0.085           1.165
                                                    -------------    -------------    -------------   -------------   -------------
Total from Investment Operations .................          2.239            1.532            1.417           0.135           1.285
Less Distributions
Dividends (from Net Investment Income) ...........         (0.041)          (0.060)            --            (0.120)         (0.053)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)         (0.362)
                                                    -------------    -------------    -------------   -------------   -------------
   Total Distributions ...........................         (0.689)          (0.542)          (0.407)         (1.325)         (0.415)
                                                    -------------    -------------    -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        9.09    $        7.54    $        6.55   $        5.54   $        6.73
                                                    =============    =============    =============   =============   =============
TOTAL RETURN(a) ..................................          32.08%           24.90%           27.77%           1.95%          22.70%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     757,520    $     575,680    $     440,339   $     358,237   $     375,565
Ratio of Expenses to Average Net Assets ..........           1.03%            1.04%            1.05%           1.06%           1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................           0.46%            0.75%            0.87%           0.86%           1.95%
Portfolio Turnover Rate ..........................             66%              64%              95%             79%             95%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609             --              --              --

SECURITY EQUITY SERIES (CLASS B)
                                                                        Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------
                                                        1997(g)           1996(g)         1995(g)        1994(c)
                                                    -------------    -------------    -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.36    $        6.43    $        5.49   $        6.81
Income from Investment Operations:
Net Investment Income (Loss) .....................          (0.04)           (0.02)           (0.01)           0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.148            1.449            1.357          (0.005)
                                                    -------------    -------------    -------------   -------------
Total from Investment Operations .................          2.108            1.429            1.347           0.005
Less Distributions
Dividends (from Net Investment Income) ...........           --             (0.017)            --             (0.12)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)
                                                    -------------    -------------    -------------   -------------
   Total Distributions ...........................         (0.648)          (0.499)          (0.407)         (1.325)
                                                    -------------    -------------    -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        8.82    $        7.36    $        6.43   $        5.49
                                                    =============    =============    =============   =============

TOTAL RETURN(a) ..................................          30.85%           23.57%           26.69%          (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $      89,336    $      38,822    $      19,288   $       7,452
Ratio of Expenses to Average Net Assets ..........           2.03%            2.04%            2.05%           2.07%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................          (0.54%)          (0.25%)          (0.13%)         (0.01%)
Portfolio Turnover Rate ..........................             66%              64%              95%             80%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609              --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GLOBAL SERIES (CLASS A)
                                                                                 Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)         1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.42       $      10.94       $      10.84     $      10.00
Income from Investment Operations:
Net Investment Income (Loss) .........................            0.01               0.01              (0.02)           (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................           2.289              1.874               0.31             0.87
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.299              1.884               0.29             0.84
Less Distributions
Dividends (from Net Investment Income) ...............          (0.376)            (0.248)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.159)            (0.404)             (0.19)            --
                                                                             ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.56       $      12.42       $      10.94     $      10.84
                                                          ============       ============       ============     ============
TOTAL RETURN (a) .....................................           20.22%             17.73%              2.80%            8.40%
RATIOS/SUPPLEMENTAL DATA NET ASSETS
End of Period (thousands) ............................    $     24,193       $     19,644       $     16,261     $     20,128
Ratio of Expenses to
  Average Net Assets .................................            2.00%              2.00%              2.00%            2.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............................           (0.07%)             0.07%             (0.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

SECURITY GLOBAL SERIES (CLASS B)
                                                                               Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)        1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.18       $      10.74       $      10.75     $       9.96
Income from Investment Operations:
Net Investment Loss ..................................           (0.11)             (0.10)             (0.12)           (0.12)
Net Gain on Securities
 (realized and unrealized) ...........................           2.237              1.841               0.30             0.91
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.127              1.741               0.18             0.79
Less Distributions
Dividends (from Net Investment Income) ...............          (0.304)            (0.145)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.087)            (0.301)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.22       $      12.18       $      10.74     $      10.75
                                                          ============       ============       ============     ============
TOTAL RETURN(a)  .....................................           19.01%             16.57%              1.79%            7.90%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .................    $     13,061       $      7,285       $      5,433     $      3,960
Ratio of Expenses to Average Net Assets ..............            3.00%              3.00%              3.00%            3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................           (0.93%)            (0.93%)            (1.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ASSET ALLOCATION SERIES (CLASS A)
                                                                               Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                1997(f)(g)(k)                1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     11.06                $     10.54          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.17                       0.25                 0.04
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.862                      0.765                 0.50
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             2.032                      1.015                 0.54
Less Distributions
Dividends (from Net Investment Income) ...................            (0.260)                    (0.328)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.512)                                           --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.58                $     11.06          $     10.54
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             19.00%                     10.01%                5.40%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,906                $     2,449          $     1,906
Ratio of Expenses to Average Net Assets ..................              1.68%                      2.00%                2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              1.52%                      2.32%                1.33%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

SECURITY ASSET ALLOCATION SERIES (CLASS B)
                                                                              Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                 1997(f)(g)(k)               1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     10.97                $     10.50          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.07                       0.14                 0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.843                       0.77                 0.49
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             1.913                       0.91                 0.50
Less Distributions
Dividends (from Net Investment Income) ...................            (0.181)                    (0.273)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.433)                    (0.440)                --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.45                $     10.97          $     10.50
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             17.95%                      8.97%                5.00%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,851                $     2,781          $     1,529
Ratio of Expenses to Average Net Assets ..................              2.58%                      3.00%                3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              0.61%                      1.32%                0.31%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY SOCIAL AWARENESS SERIES (CLASS A)

                                         Fiscal Period Ended September 30
                                         --------------------------------
                                                     1997(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.08
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.91
                                                    -----------
Total from Investment Operations ................          2.99
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.99
                                                    ===========
Total Return (a) ................................         19.93%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     6,209
Ratio of Expenses to Average Net Assets .........          0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.57%
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                          Fiscal Period Ended September 30
                                          --------------------------------

                                                    1997(f)(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................         (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.89
                                                    -----------
Total from Investment Operations ................          2.81
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.81
                                                    ===========
Total Return (a) ................................         18.73%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,641
Ratio of Expenses to Average Net Assets .........          1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................         (0.60%)
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY VALUE SERIES (CLASS A)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.95
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.95
                                                    ===========
Total Return (a) ................................         29.50%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     4,631
Ratio of Expenses to Average Net Assets .........          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          1.43%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY VALUE SERIES (CLASS B)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.91
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.91
                                                    ===========
Total Return (a) ................................         29.10%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,572
Ratio of Expenses to Average Net Assets .........          2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.27%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                              Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------------------
                                                       1997(g)          1996(g)         1995(f)       1994(c)           1993
                                                    ------------    ------------    ------------   ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.25    $       8.20    $       6.82   $       8.13    $       6.66
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.08)          (0.05)          (0.02)        (0.056)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.649           1.096           1.535         (0.188)          1.791
                                                    ------------    ------------    ------------   ------------    ------------
Total from Investment Operations .................         1.569           1.046           1.515         (0.244)          1.763
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --              --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
Net Asset Value End of Period ....................  $       9.24    $       8.25    $       8.20   $       6.82    $       8.13
                                                    ============    ============    ============   ============    ============
TOTAL RETURN(a) 20.57% 15.36% 22.69% (3.6%) 26.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     84,504    $     74,230    $     66,052   $     60,695    $     71,056
Ratio of Expenses to Average Net Assets ..........          1.71%           1.31%           1.32%          1.33%           1.30%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..........................         (1.01%)          (.61%)          (.31%)         (.80%)          (.50%)
Portfolio Turnover Rate ..........................            68%            161%            180%           111%            101%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --              --

SECURITY ULTRA FUND (CLASS B)
                                                                     Fiscal Period Ended September 30
                                                    -----------------------------------------------------------
                                                       1997(g)          1996(g)         1995(g)        1994(c)
                                                    ------------    ------------    ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.03    $       8.11    $       6.81   $       8.30
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.15)          (0.13)          (0.09)        (0.103)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.599           1.046           1.525         (0.321)
                                                    ------------    ------------    ------------   ------------
Total from Investment Operations .................         1.449           0.916           1.435         (0.424)
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
NET ASSET VALUE END OF PERIOD ....................  $       8.90    $       8.03    $       8.11   $       6.81
                                                    ============    ============    ============   ============
TOTAL RETURN(a) ..................................         19.58%          13.81%          21.53%         (5.70%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .............  $      5,964    $      2,698    $      5,428   $      1,254
Ratio of Expenses to Average Net Assets ..........          2.71%           2.31%           2.32%          2.36%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................         (2.01%)         (1.61%)         (1.32%)        (1.76%)
Portfolio Turnover Rate ..........................            68%            161%            180%           110%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B: Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:
                                                   1995    1996    1997
          Asset Allocation Series    Class A       3.6%    3.1%    2.4%
                                     Class B       4.7%    3.9%    3.3%

          Social Awareness Series    Class A       N/A     N/A     1.7%
                                     Class B       N/A     N/A     2.8%

          Value Series               Class A       N/A     N/A     1.9%
                                     Class B       N/A     N/A     2.8%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

(k) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.

                         NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

1.      SIGNIFICANT ACCOUNTING POLICIES

        Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in five Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series and the Value Series, with each Series, in effect representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.These policies are in conformity with generally accepted accounting principles.

        A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

        B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

        C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

        D. FUTURES - Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series, Social Awareness Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series, Social Awareness Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1997.

        E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

        F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

        G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness and Value Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness and Value Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.

        SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness and Value Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or (i) $45,000 in the year ended June 1, 1997; and (ii) $60,000 thereafter. For administrative services provided to the Social Awareness Series and the Value Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

        SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series
--------------------------------------
Annual Fees Less Than $100 Million ......................    .40%, plus
$100 Million but less than $200 Million  ................    .35%, plus
$200 Million but less than $400 Million .................    .30%, plus
$400 Million or more ....................................    .25%

        SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series and Value Series to 2% of the average net assets, excluding 12b-1 fees. SMC has agreed to waive a portion of the management fees for the Asset Allocation Series until December 31, 1997. SMC has also agreed to waive the management fees for the Social Awareness Series and Value Series until December 31, 1997.

        The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

        Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:
                          SDI                     BROKER/         BROKER/
                      UNDERWRITING    CDSC        DEALER          DEALER
                       (CLASS A)   (CLASS B)    (CLASS A)       (CLASS B)
                        -------     -------     --------        ----------
Growth & Income Fund    $ 6,497     $ 1,741     $ 55,940        $   85,564
Equity Series           $21,344     $31,015     $778,593        $1,754,380
Global Series           $ 2,930     $13,291     $ 26,859        $   55,345
Asset Allocation Series $ 3,114     $ 1,692     $ 25,882        $   31,946
Social Awareness Series $ 7,639     $   267     $ 54,306        $   32,082
Value Series            $ 2,015     $     2     $ 72,587        $  103,444
Ultra Fund              $ 5,388     $20,208     $ 29,224        $   27,608

        Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

        For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1997, were as follows:

                            GROSS            GROSS       NET UNREALIZED
                          UNREALIZED       UNREALIZED     APPRECIATION
                         APPRECIATION     DEPRECIATION   (DEPRECIATION)
                          -----------      ----------      -----------
Growth & Income Fund      $18,918,936      $(249,688)      $18,669,248
Equity Series             300,425,818       (987,108)      299,438,710
Global Series               5,804,947     (1,270,603)        4,534,344
Asset Allocation Series       862,282       (136,148)          726,134
Social Awareness Series     1,689,008        (48,403)        1,640,605
Value Series                  907,176        (50,207)          856,969
Ultra Fund                 30,685,496       (438,553)       30,246,943

The Growth and Income Fund, Equity Series and Ultra Fund hereby respectively designate $2,267,187, $34,713,025 and $5,506,937 as capital gain dividends paid during the fiscal year ended September 30, 1997, for the purpose of the dividends paid deduction on each Funds' federal income tax return.

4. INVESTMENT TRANSACTIONS

        Investment transactions for the year ended September 30, 1997, (excluding overnight investments and short-term commercial paper) are as follows:
                                          PROCEEDS
                         PURCHASES       FROM SALES
                       ------------    ------------
Growth & Income Fund   $ 99,960,633    $ 99,598,523
Equity Series           460,221,504     449,109,177
Global Series            45,641,917      39,169,516
Asset Allocation Series   6,558,807       5,418,430
Social Awareness Series   9,617,933       1,830,734
Value Series              7,852,627         670,080
Ultra Fund               48,583,055      50,356,848

5. FORWARD FOREIGN EXCHANGE CONTRACTS

        At September 30, 1997, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                            UNREALIZED
                      SETTLEMENT  CONTRACT   CONTRACT  CURRENCY    GAIN
CURRENCY                 DATE      AMOUNT      RATE     RATE      (LOSS)
------------------     -------  ----------   -------  -------    -------
British Pound           4/1/98  $1,161,148   1.59965   1.6057    ($7,025)
New Zealand Dollar     10/3/97    $917,017  0.689975  0.64165     44,315
                                                                 -------
                                                                 $37,290
                                                                 =======
6. FEDERAL TAX STATUS OF DIVIDENDS

        The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1997, that qualified for the dividends received deductions for corporate shareholders was 12%, 86%, 4%, 15%, 100%, 21% and 0% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

7. LEGAL PROCEEDINGS

        Security Ultra Fund was named as a class defendant in an adversary proceeding filed on March 14, 1995, in a pending bankruptcy, captioned In re:
Integra Realty Resources, Inc., Integra-a Hotel and restaurant Company (Integra), and BHC of Denver, Inc., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by the Trustee for the Integra Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988, when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has reached a settlement agreement, with the plaintiff for $360,870, which will be paid in October, 1997. This settlement was approved by the Fund's Board of Directors and is reflected as other payables and other expenses in the accompanying financial statements.

8. SHAREHOLDERS' MEETING

        A special meeting of the shareholders of the Asset Allocation Series was held on August 1, 1997. At this meeting, shareholders voted to approve a new Sub-Advisory Contract between Security Management Company, LLC and Meridian Investment Management Corporation. Holders of 449,320 shares out of a total of 611,069 shares of capital stock of the Series issued and outstanding on the record date for the meeting (close of business on June 5, 1997) were represented at the meeting. Of the shares 449,320 represented, 428,751 shares were voted for, 11,732 shares abstained and 8,837 shares voted against.

                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

        We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Asset Allocation, Social Awareness and Value Series) and Security Ultra Fund (the Funds) as of September 30, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP
Kansas City, Missouri
October 31, 1997

The Security Group of Mutual Funds

Security Growth and Income Fund
Security Equity Fund
        o  Equity Series
        o  Global Series
        o  Asset Allocation Series
        o  Social Awareness Series
        o  Value Series

Security Ultra Fund

Security Income Fund
        o  Corporate Bond Series
        o  U.S. Government Series
        o  Limited Maturity Bond Series
        o  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

Security Distributors, Inc.
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

          a.   Financial Statements

               Included in Part A of this Registration Statement:

                    Per Share Income and Capital Changes

               Included in Part B of this Registration Statement:

               The audited financial statements contained in the most recent Annual Report of Security Equity Fund for the fiscal year end September 30, 1997, and the unaudited financial statements for Series X for the period October 15, 1997 to February 28, 1998, are incorporated by reference in Part B of this Registration Statement.

          b.   Exhibits:

               (1) Articles of Incorporation.(e)
               (2) Corporate Bylaws of Registrant.(b)
               (3) Not applicable.
               (4) Specimen copy of share certificates for Registrant's shares of capital stock.(d)
               (5) (a) Investment Management and Services Agreement.(e)
                   (b) Sub-Advisory Contract- Lexington.(b)
                   (c) Sub-Advisory Contract - Meridian.(d)
                   (d) Sub-Advisory Contract - Strong.(e)
               (6) (a) Distribution Agreement.(e)
                   (b) Class B Distribution Agreement.(e)
               (7) Form of Non-Qualified Deferred Compensation Plan.(b)
               (8) (a) Custodian Agreement - UMB Bank.(e)
                   (b) Custodian Agreement - Chase Manhattan Bank (Global).(c)
                   (c) Custodian Agreement - Chase Manhattan Bank (Asset
                       Allocation).(c)
               (9) Not applicable.
               (10) Opinion of counsel as to the legality of the securities offered.(a)
               (11) Consent of Independent Auditors.
               (12) Not applicable.
               (13) Not applicable.
               (14) Not applicable.
               (15) (a) Class B Distribution Plan.(b)
                    (b) Class A Distribution Plan.(e)
               (16) Schedule of Computation of Performance.
               (17) Financial Data Schedules.
               (18) Multiple Class Plan.(c)

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 71 to Registration Statement
    2-19458 (June 1, 1995).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 72 to Registration Statement
    2-19458 (June 1, 1995).

(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 73 to Registration Statement
    2-19458 (December 1, 1995).

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 79 to Registration Statement
    2-19458 (October 15, 1997).

(e) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 80 to Registration Statement
    2-19458 (October 15, 1997).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF FEBRUARY 28, 1998.


                    (1)                  (2)
                                  NUMBER OF RECORD
              TITLE OF CLASS         SHAREHOLDERS
              --------------      ----------------
          Shares of Common Stock    33,979 Class A - Equity Series
                                     7,591 Class B - Equity Series
                                     2,974 Class A - Global Series
                                     1,960 Class B - Global Series
                                       500 Class A - Asset Allocation Series
                                       228 Class B - Asset Allocation Series
                                       399 Class A - Social Awareness Series
                                       293 Class B - Social Awareness Series
                                       618 Class A - Value Series
                                       293 Class B - Value Series
                                       182 Class A - Small Company Series
                                        37 Class B - Small Company Series
ITEM 27. INDEMNIFICATION.

         A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

         Article Tenth of Registrant's Articles of Incorporation provides in relevant part as follows:

         "(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

         Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

         "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

         A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;
         B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
         C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
         D. for any transaction from which the director derived an improper personal benefit."

         Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

         "Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

         No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person
         (a) exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

         In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

         Security Management Company, LLC also acts as investment manager to Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund, SBL Fund, Security Cash Fund, Security Growth and Income Fund, Security Tax-Exempt Fund, and Security Ultra Fund.

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         James R. Schmank        President and Managing Member Representative
                                     Security Management Company, LLC

                                 Senior Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President and Director
                                    Security Distributors, Inc., Security
                                    Growth and Income Fund, Security Cash
                                    Fund, Security Tax-Exempt Fund, Security
                                    Ultra Fund, Security Equity Fund, SBL Fund

                                 Vice President
                                    Security Income Fund

                                 Director
                                    MFR Advisors, Inc.
                                    One Liberty Plaza, 46th Floor
                                    New York, New York 10006

                                    The Parkstone Advantage Fund
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

                                    Stormont-Vail Foundation
                                    1500 SW 10th
                                    Topeka, Kansas 66604

                                 President and Director
                                    Auburn-Washburn Public Schools Foundation
                                    5928 SW 53rd
                                    Topeka, Kansas 66610

                                 Trustee
                                    Eugene P. Mitchell Charitable Remainder
                                    Unit Trust (Family Trust)

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         John D. Cleland         Senior Vice President and Managing Member
                                    Representative
                                    Security Management Company, LLC

                                 President and Director
                                    Security Cash Fund, Security Income Fund,
                                    Security Tax-Exempt Fund, SBL Fund,
                                    Security Growth and Income Fund, Security
                                    Equity Fund, Security Ultra Fund

                                 Senior Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President and Director
                                   Security Distributors, Inc.

                                 Trustee and Treasurer
                                    Mount Hope Cemetery Corporation
                                     4700 SW 17th
                                    Topeka, Kansas

                                 Trustee and Investment Committee Chairman
                                    Topeka Community Foundation
                                    5100 SW 10th
                                    Topeka, Kansas

         Donald E. Caum          Director (until November 1996)
                                    Security Management Company

                                 Senior Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Director
                                    Security Distributors, Inc.
                                    YMCA Metro, Topeka, Kansas

                                 Executive Director
                                    Jayhawk Area Council Boy Scouts of
                                    America, Topeka, Kansas
                                    Metropolitan Ballet, Topeka, Kansas

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Mark E. Young           Vice President
                                    Security Growth and Income Fund, Security
                                    Income Fund, Security Cash Fund, Security
                                    Tax-Exempt Fund, Security Ultra Fund,
                                    Security Equity Fund, SBL Fund, Security
                                    Management Company, LLC, Security Benefit
                                    Life Insurance Company, Security Benefit
                                    Group, Inc.

                                 Assistant Vice President
                                    First Security Benefit Life Insurance and
                                    Annuity Company of New York

                                 Vice President and Director
                                    Security Distributors, Inc.

                                 Trustee
                                    Topeka Zoological Foundation, Topeka, Kansas

         Terry A. Milberger      Senior Vice President and Senior Portfolio Manager
                                   Security Management Company, LLC

                                 Senior Vice President
                                    Security Benefit Life Insurance Company
                                    Security Benefit Group, Inc.

                                 Vice President
                                    Security Equity Fund, SBL Fund

         Michael A. Petersen     Vice President and Senior Portfolio Manager
                                     Security Management Company, LLC

                                 Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc., SBL Fund,
                                    Security Growth and Income Fund

         Jane A. Tedder          Vice President and Senior Economist
                                    Security Management Company, LLC

                                 Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc., Security
                                    Income Fund, SBL Fund, Security Equity Fund

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Amy J. Lee              Vice President and Associate General Counsel
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Secretary
                                   Security Management Company, LLC,
                                    Security Distributors, Inc., Security
                                    Cash Fund, Security Equity Fund, Security
                                    Tax-Exempt Fund, Security Ultra Fund, SBL
                                    Fund, Security Growth and Income Fund,
                                    Security Income Fund

                                 Director
                                    Midland Hospice Care, Inc.
                                    200 SW Frazier Court
                                    Topeka, Kansas 66606

         Brenda M. Harwood       Assistant Vice President and Treasurer
                                    Security Management Company, LLC

                                 Treasurer
                                   Security Equity Fund, Security Ultra
                                    Fund, Security Growth and Income Fund,
                                    Security Income Fund, Security Cash Fund,
                                    SBL Fund, Security Tax-Exempt Fund, Security
                                    Distributors, Inc.

                                 Assistant Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Director
                                    The Parkstone Advantage Fund
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

         Steven M. Bowser        Second Vice President and Portfolio Manager
                                    Security Management Company, LLC

                                 Second Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President
                                    Security Income Fund, Security Equity Fund

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Thomas A. Swank         Vice President and Portfolio Manager
                                    Security Management Company, LLC

                                 Vice President and Chief Investment Officer
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President
                                   SBL Fund, Security Income Fund, Security
                                   Growth and Income Fund

         Barbara J. Davison      Assistant Vice President, Compliance Officer
                                 and Portfolio Manager
                                   Security Management Company, LLC

                                 Assistant Vice President
                                   Security Benefit Life Insurance Company,
                                   Security Benefit Group, Inc.

                                 Vice President
                                     SBL Fund, Security Cash Fund
                                 Vice-Chairman
                                     Topeka Chapter American Red Cross
                                     Topeka, Kansas

         Cindy L. Shields        Assistant Vice President and Portfolio Manager
                                    Security Management Company, LLC

                                 Assistant Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President
                                    Security Ultra Fund, SBL Fund, Security
                                    Equity Fund

         Larry L. Valencia       Assistant Vice President and Senior Research Analyst
                                    Security Management Company, LLC

         James P. Schier         Assistant Vice President and Portfolio Manager
                                    Security Management Company, LLC

                                 Assistant Vice President
                                   Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President
                                    SBL Fund, Security Equity Fund, Security
                                    Growth and Income Fund, Security Ultra Fund

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         David Eshnaur           Assistant Vice President and Portfolio Manager
                                    Security Management Company, LLC

                                 Assistant Vice President
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

                                 Vice President
                                    SBL Fund, Security Income Fund, Security
                                    Growth and Income Fund

         Martha L. Sutherland    Second Vice President
                                    Security Management Company, LLC

                                 Vice President
                                    Security Benefit Life Insurance Company
                                    Security Benefit Group, Inc.

         Chris Swickard          Assistant Secretary
                                    Security Management Company, LLC,
                                    Security Cash Fund, Security Equity Fund,
                                    Security Tax-Exempt Fund, Security Ultra
                                    Fund, SBL Fund, Security Growth and
                                    Income Fund, Security Income Fund

                                 Assistant Vice President and Assistant Counsel
                                    Security Benefit Life Insurance Company,
                                    Security Benefit Group, Inc.

         *Located at 700 Harrison, Topeka, Kansas 66636-0001

         LEXINGTON MANAGEMENT CORPORATION:

         Lexington Management Corporation, sub-adviser to Global Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                 Business* and Other Connections of the Executive
         Name                    Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Robert M. DeMichele     President and Director
                                     Lexington Global Asset Managers, Inc.

                                 Chairman and Chief Executive Officer
                                     Lexington Management Corporation,
                                     Lexington Funds Distributor, Inc.

                                 Director
                                   Chartwell Re Corporation, The Navigator's
                                   Insurance Group, Inc., Unione Italiana
                                   Reinsurance, Vanguard Cellular
                                   Communications, Weeden & Co.

                                 Chairman of the Board
                                    Lexington Group of Investment Companies,
                                    Market Systems Research, Inc.,
                                    Market Systems Research Advisors, Inc.

         Richard M. Hisey        Executive Vice President and Chief Financial Officer
                                    Lexington Global Asset Managers, Inc.

                                 Chief Financial Officer, Managing Director and Director
                                    Lexington Management Corporation

                                 Chief Financial Officer, Vice President and Director
                                    Lexington Funds Distributor, Inc.

                                 Chief Financial Officer and Vice President
                                    Market Systems Research Advisors, Inc.,
                                    Lexington Group of Investment Companies

         Lawrence Kantor         Executive Vice President and General Manager-Mutual Funds
                                    Lexington Global Asset Managers, Inc.

                                 Executive Vice President, Managing Director and Director
                                    Lexington Management Corporation

                                 Executive Vice President and Director
                                    Lexington Funds Distributor, Inc.

                                 Vice President and Director
                                    Lexington Group of Investment Companies

                                 Business* and Other Connections of the Executive
         Name                    Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Stuart S. Richardson    Chairman of the Board
                                    Lexington Global Asset Managers, Inc.,
                                    Vanguard Cellular Communications

                                 Director
                                    Lexington Management Corporation
                                    Market Systems Research Advisors, Inc.

         *Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

         MERIDIAN INVESTMENT MANAGEMENT CORPORATION

         Meridian Investment Management Corporation, sub-adviser to Asset
         Allocation Series, serves as an investment adviser, sub-adviser and provider of investment research to mutual funds and private accounts representing assets over $650 million.

                                 Business* and Other Connections of the Executive
                 Name            Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Michael J. Hart         President and Director
                                    Meridian Investment Management Corporation

                                 President
                                    Meridian Management and Research
                                    Corporation, Meridian Clearing Corporation

         Craig T. Callahan       Chief Investment Advisor, Secretary-Treasurer, and Director
                                    Meridian Investment Management Corporation

                                 Secretary-Treasurer
                                    Meridian Management and Research Corporation

                                 Vice President
                                    Meridian Clearing Corporation

         Deborah Z. Urtz         Compliance Officer
                                    Meridian Investment Management Corporation

         Erik L. Jonson          Chief Financial Officer
                                    Meridian Investment Management
                                    Corporation, Meridian Management and Research Corporation

         Andra Ozols             General Counsel
                                    Meridian Investment Management Corporation

         *Located at 12835 E. Arapahoe Rd., Tower II, 7th Fl., Englewood,
          Colorado 80112

         STRONG CAPITAL MANAGEMENT, INC.

         Strong Capital Management, Inc., sub-adviser to Small Company Series, serves as investment adviser to the Strong Funds and provides investment management services for mutual funds and other investment portfolios representing assets over $27 billion.

                                 Business* and Other Connections of the Executive
         Name                    Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Richard S. Strong       Director, Chairman, Chief Investment Officer and Portfolio Manager
                                    Strong Capital Management, Inc.

                                 Chairman
                                    Strong Funds Distributors, Inc.,
                                    Strong Holdings, Inc.,
                                    Fussville Development, Inc.,
                                    Fussville Real Estate Holding L.L.C.

                                 President, Treasurer and Director
                                    Heritage Reserve Holding L.L.C.

                                 Chairman and Director
                                    Heritage Reserve Development Corporation,
                                    Sherwood Development L.L.C.,
                                    Strong Service Corporation

         Richard T. Weiss        Director and Portfolio Manager
                                    Strong Capital Management, Inc.

                                  Director
                                    Strong Funds Distributors, Inc.,
                                    Strong Holdings, Inc.,
                                    Heritage Reserve Development Corporation,
                                    Strong Service Corporation

         Joseph R. DeMartine     Senior Vice President and Chief Marketing Officer
                                    Strong Capital Management, Inc.

                                 Vice President
                                    Strong Fund Distributors, Inc.

                                 Business* and Other Connections of the Executive
         Name                    Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Thomas P. Lemke         Chief Operating Officer, Senior Vice
                                 President, General Counsel, Secretary and
                                 Chief Compliance Officer
                                    Strong Capital Management, Inc.

                                 Chief Compliance Officer, Vice President,
                                 Deputy Chief Compliance Officer and Secretary
                                    Strong Funds Distributors, Inc.

                                 Vice President
                                    Strong Holdings, Inc.,
                                    Fussville Development L.L.C.,
                                    Fussville Real Estate Holding L.L.C.,
                                    Heritage Reserve Development Corporation,
                                    Sherwood Development L.L.C.,
                                    Strong Service Corporation

         Stephen J. Shenkenberg  Vice President, Assistant Secretary, Acting
                                 General Counsel, Deputy General Counsel and
                                 Deputy Chief Compliance Officer
                                    Strong Capital Management, Inc.

                                 Vice President, Deputy Chief Compliance
                                 Officer and Secretary
                                    Strong Funds Distributors, Inc.

                                 Vice President and Assistant Secretary
                                    Heritage Reserve Development Corporation

                                 Secretary
                                    Strong Holdings, Inc.,
                                    Fussville Development L.L.C.,
                                    Fussville Real Estate Holding L.L.C.,
                                    Sherwood Development L.L.C.,
                                    Strong Service Corporation

         Michael E. Fisher       Senior Vice President and Managing Director
                                 Institutional Business Group
                                    Strong Capital Management, Inc.

         Kenneth M. Landis       Senior Vice President and Chief Information Officer
                                    Strong Capital Management, Inc.

                                 Business* and Other Connections of the Executive
         Name                    Officers and Directors of Registrant's Adviser
         ----------------------  ----------------------------------------------
         Bruce D. Behling        Senior Vice President
                                    Strong Capital Management, Inc.

                                 President and Director
                                    Fussville Development L.L.C.,
                                    Fussville Real Estate Holding L.L.C.,
                                    Sherwood Development L.L.C.

                                 President
                                     Heritage Reserve Development Corporation

                                 Secretary and Director
                                    Heritage Reserve Holding L.L.C.

         Thomas M. Zoeller       Senior Vice President, Treasurer and Chief Financial Officer
                                    Strong Capital Management, Inc.

                                 Treasurer and Chief Financial Officer
                                    Strong Funds Distributors, Inc.

                                 Treasurer
                                    Strong Holdings, Inc.,
                                    Fussville Development L.L.C.,
                                    Fussville Real Estate Holding L.L.C.,
                                    Heritage Reserve Development Corporation,
                                    Sherwood Development L.L.C.,
                                    Strong Service Corporation

         John A. Flanagan        Senior Vice President
                                    Strong Capital Management, Inc.

         Jeffrey L. Kublic       Senior Vice President
                                   Strong Capital Management, Inc.

         Kevin Gaughan           Senior Vice President
                                    Strong Capital Management, Inc.

         *Located at 100 Heritage Reserve, Menomonee Falls, WI 53051

ITEM 29. PRINCIPAL UNDERWRITERS

         (a)  Security Ultra Fund
              Security Income Fund
              Security Growth & Income Fund
              Security Tax-Exempt Fund
              Variflex Separate Account (Variflex)
              Variflex Separate Account (Variflex Educator Series) Varilife Variable Annuity Account
              Security Varilife Separate Account
              Variable Annuity Account VIII (Variflex LS)
              Variable Annuity Account VIII (Variflex Signature)
              Parkstone Variable Annuity Account

         (b)

                     (1)                  (2)                    (3)
              NAME AND PRINCIPAL  POSITION AND OFFICES    POSITION AND OFFICES
              BUSINESS ADDRESS*     WITH UNDERWRITER       WITH REGISTRANT
              ------------------  ---------------------   --------------------
              Richard K Ryan      President and Director  None

                                  Vice President          President
              John D. Cleland     and Director            and Director

                                  Vice President and      Vice President
              James R. Schmank    Director                and Treasurer

                                  Vice President and
              Mark E. Young       Director                Vice President

              Donald E. Caum      Director                None

              Amy J. Lee          Secretary               Secretary

              Brenda M. Harwood   Treasurer               Treasurer

              William G. Mancuso  Regional Vice President None

              Susan L. Tully      Regional Vice President None

              *700 Harrison, Topeka, Kansas 66636-0001

         (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado, 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051; and Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 31. MANAGEMENT SERVICES.

         Not applicable.

ITEM 32. UNDERTAKINGS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c) Upon the inclusion of Item 5A's required performance information in the Registrant's annual report, the Registrant hereby undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 1st day of March, 1998.


                                                   SECURITY EQUITY FUND
                                                     (The Registrant)
                                                 By:  JOHN D. CLELAND
                                                      John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                             Date: March 1, 1998

DONALD A. CHUBB, JR.                 Director
Donald A. Chubb, Jr.

JOHN D. CLELAND                      President and Director
John D. Cleland

DONALD L. HARDESTY                   Director
Donald L. Hardesty

PENNY A. LUMPKIN                     Director
Penny A. Lumpkin

MARK L. MORRIS, JR.                  Director
Mark L. Morris, Jr.

JAMES R. SCHMANK                     Director
James R. Schmank

HUGH L. THOMPSON                     Director
Hugh L. Thompson

                                  EXHIBIT INDEX
  (1) None

  (2) None

  (3) None

  (4) None

  (5) (a) None
      (b) None
      (c) None
      (d) None

  (6) (a) None
      (b) None

  (7) None

  (8) (a) None
      (b) None
      (c) None

  (9) None

(10)  None

(11)  Consent of Independent Auditors

(12)  None

(13)  None

(14)  None

(15)  (a) None
      (b) None

(16)  Schedule of Computation of Performance

(17)  Financial Data Schedules

(18)  None